                                                                          497(c)
                                             1933 ACT REGISTRATION NO. 333-42004
                                             1940 ACT REGISTRATION NO. 811-10027


May 1, 2002

BY EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

     On behalf of State Farm Mutual Fund Trust, we are transmitting prospectuses and statements of additional information for electronic filing under Rule 497(c) of Regulation C under the Securities Act of 1933.


                                                    Sincerely,

                                                    /s/ David M. Moore

                                                    David M. Moore
                                                    Assistant Secretary
                                                    State Farm Mutual Fund Trust
                                                    309-766-1908

                                                                           May
                                                                           1,
                                                                           2002

                                    [GRAPHIC]

                               STATE FARM MUTUAL
                                   FUND TRUST
                                 Class A Shares
                                 Class B Shares



                         STATE FARM EQUITY FUND

                         STATE FARM SMALL CAP EQUITY FUND

                         STATE FARM INTERNATIONAL EQUITY FUND

                         STATE FARM S&P 500 INDEX FUND

                         STATE FARM SMALL CAP INDEX FUND

                         STATE FARM INTERNATIONAL INDEX FUND

                         STATE FARM EQUITY AND BOND FUND

                         STATE FARM BOND FUND

                         STATE FARM TAX ADVANTAGED BOND FUND

                         STATE FARM MONEY MARKET FUND


                                                         The Securities and
                                                         Exchange Commission
                                                         has not approved or
                                                         disapproved these
                                                         securities or
                                                         determined if this
                                                         prospectus is accurate
                                                         or complete. Any
                                                         representation to the
                                                         contrary is a criminal
                                                         offense.

TABLE OF CONTENTS


                                       Page
Funds at a Glance.....................   1
 State Farm Equity Fund...............   1
 State Farm Small Cap Equity Fund.....   4
 State Farm International Equity Fund.   7
 State Farm S&P 500 Index Fund........  10
 State Farm Small Cap Index Fund......  13
 State Farm International Index Fund..  16
 State Farm Equity and Bond Fund......  19
 State Farm Bond Fund.................  22
 State Farm Tax Advantaged Bond Fund..  25
 State Farm Money Market Fund.........  28
Model Investment Returns..............  30
Expense Information...................  31
How the Funds Invest..................  34
 General Policies Applicable
   to All Funds.......................  34
 Fund Summaries.......................  34
 Other Risks of Investing in the Funds  39

                                   Page
Managing the Investments
  of the Funds....................  41
Shareholder Information...........  44
 What Type of Account
   Would You Like.................  44

 Minimum Investments..............  46

 Flexible Sales Charge Options....  46

 Calculating Net Asset Value......  50

 How to Buy Shares................  51

 How to Exchange Shares...........  52

 How to Redeem Fund Shares........  53
Shared Delivery...................  58
Dividends, Distributions and Taxes  59
Financial Highlights..............  61
Appendix A........................  71
Appendix B........................  76
Additional Information
  About the Funds.................  78

                                                              FUNDS AT A GLANCE

  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has ten separate Funds, each of which is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional shares. This Prospectus offers Class A and Class B shares. Additional information concerning each Fund appears following Funds At A Glance.

FUNDS AT A GLANCE

This section discusses each Fund's investment objectives, strategies and risks. Each Fund summary also describes who should consider investing in the Fund in the "Investor Profile" section. Please refer to the detailed description of the Funds' policies in "How the Funds Invest" (beginning on p. 34) for those Funds you wish to purchase.

STATE FARM EQUITY FUND


 Investment Objective --


The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. The Manager chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

..  Strong cash flow and a recurring revenue stream

..  A strong industry position

..  A strong financial position

..  Strong management with a clearly defined strategy

..  Capability to develop new or superior products or services

The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


 Investor Profile


Who should consider investing in the Equity Fund?

You may want to invest in the Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

FUNDS AT A GLANCE continued



You may not want to invest in the Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially


                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                                  Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. The Manager's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -14.47%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 9.16% during the 4th quarter of 2001.

  Worst quarter: -14.47% during the 1st quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                               12/18/2000
                                                   to
               Equity Fund                     12/31/2001 1-Year
               ------------------------------- ---------- -------
               Return Before Taxes--Class A     -17.15%   -17.01%
               Return Before Taxes--Class B     -17.59%   -17.44%
               Return After Taxes on
                Distributions--Class A          -17.19%   -17.01%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares--Class A                 -13.74%   -10.36%
               S&P 500 Index*                   -12.02%   -11.89%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity Fund. Unlike an investment in the Equity Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM SMALL CAP EQUITY FUND


 Investment Objective --


The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --


Capital Guardian Trust Company ("Capital Guardian").


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Small Cap Equity Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which Small Cap Equity Fund invests typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases the securities.

The Fund invests in securities that Capital Guardian thinks are undervalued and represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


 Investor Profile


Who should consider investing in the Small Cap Equity Fund?

You may want to invest in the Small Cap Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                              Small Cap Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund's investments may not be actively traded, which increases the risk that Capital Guardian may have difficulty selling securities the Fund holds.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Small Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   -2.14%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 25.93% during the 4th quarter of 2001.

  Worst quarter: -25.71% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Small Cap Equity Fund               12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          -2.97%   -5.06%
             Return Before Taxes--Class B          -3.25%   -5.38%
             Return After Taxes on
              Distributions--Class A               -3.04%   -5.10%
             Return After Taxes on Distributions
              and Sale of Fund Shares--
              Class A                              -2.41%   -3.08%
             Russell 2000(R) Index*                 7.07%    2.49%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL EQUITY FUND


 Investment Objective --


The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --


Capital Guardian Trust Company ("Capital Guardian")


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. There is no restriction on the size of the companies in which the Fund invests.

The Fund invests in securities that Capital Guardian thinks are undervalued and represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.


 Investor Profile


Who should consider investing in the International Equity Fund?

You may want to invest in the International Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                            International Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock price.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the International Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -19.35%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 10.91% during the 4th quarter of 2001.

  Worst quarter: -15.75% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                               12/18/2000
                                                   to
               International Equity Fund       12/31/2001 1-Year
               ------------------------------- ---------- -------
               Return Before Taxes--Class A     -21.36%   -21.79%
               Return Before Taxes--Class B     -21.65%   -22.07%
               Return After Taxes on
                 Distributions--Class A         -21.39%   -21.80%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares--Class A                 -17.10%   -13.27%
               EAFE(R) Free Index*              -20.11%   -21.44%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM S&P 500 INDEX FUND


 Investment Objective --


The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index")*.


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Fund"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives. Barclays Global Fund Advisors ("Barclays") is the investment adviser to the S&P 500 Index Master Portfolio.

Barclays seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund's target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. S&P selects stocks for the S&P 500 Index based upon the following factors:

..  market value

.. industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

..  trading activity, to ensure ample liquidity and efficient share pricing

..  fundamental analysis, to ensure that companies in the S&P 500 Index are stable
--------------

*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
 "500" are trademarks of The McGraw-Hill Companies, Inc. that State Farm Mutual Fund Trust has licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representations regarding the advisability of investing in the S&P 500 Index Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.

The S&P 500 Index Master Portfolio pursues its investment objective by:

..  investing in all of the securities that make up the S&P 500 Index

.. investing in these securities in proportions that match the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.


 Investor Profile


Who should consider investing in the S&P 500 Index Fund?

You may want to invest in the S&P 500 Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the S&P 500 Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the S&P 500 Index Fund are the same as the main risks of investing in S&P 500 Index Master Portfolio. What are the main risks of investing in the S&P 500 Index Master Portfolio?

                                    [CHART]

                               S&P 500 Index Fund

.. Market Risk. The S&P 500 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Indexing Risk. The S&P 500 Index Master Portfolio attempts to match the performance of the S&P 500 Index, but there is no guarantee that it will be able to do so. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The S&P 500 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the S&P 500 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

.. Management Risk. Barclays' assessment of the relative weightings of the companies held in the S&P 500 Index Master Portfolio may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the S&P 500 Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the S&P 500 Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -12.75%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 10.50% during the 4th quarter of 2001.

  Worst quarter: -15.00% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             S&P 500 Index Fund                  12/31/2001 1-Year
             ----------------------------------- ---------- -------
             Return Before Taxes--Class A        -15.54%    -15.38%
             Return Before Taxes--Class B        -15.81%    -15.64%
             Return After Taxes on
               Distributions--Class A            -15.71%    -15.55%
             Return After Taxes on Distributions
               and Sale of Fund Shares--
               Class A                           -12.51%     -9.36%
             S&P 500 Index*                      -12.02%    -11.89%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the S&P 500 Index Fund. Unlike an investment in the S&P 500 Index Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM SMALL CAP INDEX FUND


 Investment Objective --


The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R)* (the "Russell 2000 Index").


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The Small Cap Index Fund invests all of its assets in a separate series of the Master Fund, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives. Barclays is the investment adviser to the Russell 2000 Index Master Portfolio. Barclays seeks to achieve investment performance for the Russell 2000 Index Master Portfolio that is similar to the Russell 2000 Index.

The Russell 2000 Index is an unweighted index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

Under normal operating conditions, the Russell 2000 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the Russell 2000 Index.

--------------

*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.


 Investor Profile


Who should consider investing in the Small Cap Index Fund?

You may want to invest in the Small Cap Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the Small Cap Index Fund are the same as the main risks of investing in the Russell 2000 Index Master Portfolio. What are the main risks of investing in the Russell 2000 Index Master Portfolio?

                                    [CHART]

                              Small Cap Index Fund

.. Market Risk. The Russell 2000 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Russell 2000 Index Master Portfolio invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Russell 2000 Index Master Portfolio's investments may not be actively traded, which increases the risk that Barclays may have difficulty selling securities the Russell 2000 Index Master Portfolio holds.

.. Indexing Risk. The Russell 2000 Index Master Portfolio attempts to match the performance of the Russell 2000 Index, but there is no guarantee that it will be able to do so. The degree to which the Russell 2000 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The Russell 2000 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the Russell 2000 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

An investment in the Small Cap Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance


How has the Small Cap Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements,

                                                    FUNDS AT A GLANCE continued


such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   1.42%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 20.76% during the 4th quarter of 2001.

  Worst quarter: -20.94% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Small Cap Index Fund                12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          2.67%    -1.60%
             Return Before Taxes--Class B          2.42%    -1.97%
             Return After Taxes on
               Distributions--Class A              1.85%    -2.35%
             Return After Taxes on Distributions
              and Sale of Fund Shares--
              Class A                              1.74%    -0.97%
             Russell 2000(R) Index*                7.07%     2.49%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL INDEX FUND


 Investment Objective --


The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE(R) Free Index").*


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The International Index Fund invests all of its assets in a separate series of the Master Fund, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives. Barclays is the investment adviser to the International Index Master Portfolio.

The International Index Fund and International Index Master Portfolio invest in common stocks included in the EAFE Free Index (the target benchmark). The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The International Index Master Portfolio attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that are found in the EAFE Free Index in a manner that is expected to approximate the performance of the EAFE Free Index. Under normal operating conditions, the International Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the EAFE Free Index.


 Investor Profile


Who should consider investing in the International Index Fund?

You may want to invest in the International Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based international stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or


..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

..  are uncomfortable with an investment whose value is likely to vary substantially
--------------

*The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital
 International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). EAFE(R) Free is a trade or service mark of MSCI and its affiliates and has been licensed for use for certain purposes by the Trust. The International Index Fund, based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suitability and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the International Index Fund. MSCI has no responsibility for, and does not participate in the management of, the International Index Fund's assets or the sale of the International Index Fund's shares. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the International Index Fund.

                                                    FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the International Index Fund are the same as the main risks of investing in the International Index Master Portfolio. What are the main risks of investing in the International Index Master Portfolio?

                                    [CHART]

                            International Index Fund

.. Market Risk. The International Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Indexing Risk. The International Index Master Portfolio attempts to match the performance of the EAFE Free Index, but there is no guarantee that it will be able to do so. The degree to which the International Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The International Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the International Index Master Portfolio will stay fully invested and may decline more than the Fund's benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

An investment in the International Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the International Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who

FUNDS AT A GLANCE continued


hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -22.19%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 6.72% during the 4th quarter of 2001.

  Worst quarter: -14.15% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                               12/18/2000
                                                   to
               International Index Fund        12/31/2001 1-Year
               ------------------------------- ---------- -------
               Return Before Taxes--Class A     -23.39%   -24.50%
               Return Before Taxes--Class B     -23.63%   -24.76%
               Return After Taxes on
                Distributions--Class A          -23.49%   -24.59%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares--
                Class A                         -18.76%   -14.91%
               EAFE(R) Free Index*              -20.11%   -21.44%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM EQUITY AND BOND FUND


 Investment Objective --


The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund. Though the Equity and Bond Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the State Farm Equity Fund and the State Farm Bond Fund for a discussion of the portfolio securities of these Funds and the risks associated with each.


 Investor Profile


Who should consider investing in the Equity and Bond Fund?

You may want to invest in the Equity and Bond Fund if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks and bonds in a single investment.

You may not want to invest in the Equity and Bond Fund if you:

..  have a short-term investment horizon

.. want the greater growth potential of an investment entirely in equity securities

                                      or

..  are unwilling to accept share price fluctuations


                                     Risks


                                    [CHART]

                              Equity and Bond Fund

What are the main risks of investing in this Fund?

.. In General. Because the Equity and Bond Fund invests all of its assets in the State Farm Equity Fund and the State Farm Bond Fund, the risks of investing in the Equity and Bond Fund are the same as investing in those underlying Funds.

..  Market Risk. The Fund invests all of its assets in the State Farm Equity
   Fund and the State Farm Bond Fund. The prices of shares of these underlying funds may fluctuate widely over short or even extended periods in response to company, market, or economic news. The markets in which the underlying funds invest also tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Foreign Investing Risk. The underlying Funds permit investments in foreign securities. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Risk Associated with Investing in Bonds. The Equity and Bond Fund may invest up to 75% of its assets in the State

FUNDS AT A GLANCE continued


  Farm Bond Fund. An investment in the State Farm Bond Fund is subject to risks associated with investing in fixed income securities, such as bonds, which include:

 . Interest Rate Risk. The risk that the bonds that the State Farm Bond Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the State Farm Bond Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the State Farm Bond Fund holds will decline due to falling interest rates.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the State Farm Bond Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of investments and companies held in the underlying Funds may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity and Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Equity and Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   -5.67%

                                                    FUNDS AT A GLANCE continued



The Fund's best and worst quarters during 2001 were:

  Best quarter: 5.22% during the 4th quarter of 2001.

  Worst quarter: -7.57% during the 1st quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Equity and Bond Fund                12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           -8.48%   -8.48%
             Return Before Taxes--Class B           -8.73%   -8.72%
             Return After Taxes on
              Distributions--Class A                -9.61%   -9.43%
             Return After Taxes on Distributions
              and Sale of Fund Shares--
              Class A                               -7.33%   -5.16%
             S&P 500 Index*                        -12.02%  -11.89%
             Lehman Brothers Aggregate Bond
              Index**                                8.46%    8.44%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

**The Lehman Brothers Aggregate Bond Index contains approximately 6,865 bonds as of March 28, 2002, each with a par value greater than $150 million and each maturing after a period of more than one year. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the Lehman Brothers Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Aggregate Bond Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM BOND FUND


 Investment Objective --


The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or S&P have rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as "junk bonds." The Bond Fund may invest in the following instruments:

.. Corporate debt securities: investment grade securities issued by domestic and foreign corporations and to a limited extent (up to 20% of its assets), in lower rated securities;

..  U.S. government debt securities: securities issued or guaranteed by the U.S.
   Government or its agencies or instrumentalities;

.. Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars;

.. Asset backed and mortgage backed securities: investment grade securities backed by mortgages, consumer loans and other assets; or

.. Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.


 Investor Profile


Who should consider investing in the Bond Fund?

You may want to invest in the Bond Fund if you:

.. are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities

..  want to diversify your investments

..  are seeking an income mutual fund for an asset allocation program

                                      or

..  are retired or nearing retirement

You may not want to invest in the Bond Fund if you:

..  are investing for maximum return over a long time horizon

..  want the greater growth potential of an investment in equity securities

                                      or

..  require stability of your principal


                                     Risks


What are the main risks of investing in this Fund?

..  Risks Associated with Investing in Bonds. The Fund invests primarily in investment grade bonds. An investment
                                    [CHART]

                                    Bond Fund

                                                    FUNDS AT A GLANCE continued


  in the Fund is subject to risks associated with investing in bonds, which include:

 . Interest Rate Risk. The risks that the bonds the Fund holds may decline in value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of the bonds held in the Fund may prove incorrect, resulting in losses of our poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

An investment in the Bond Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   7.42%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 4.58 % during the 3rd quarter of 2001.

  Worst quarter: -0.34% during the 4th quarter of 2001.

FUNDS AT A GLANCE continued


The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Bond Fund                           12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           4.46%    4.17%
             Return Before Taxes--Class B           4.30%    4.00%
             Return After Taxes on
              Distributions--Class A                1.89%    1.68%
             Return After Taxes on Distributions
              and Sale of Fund Shares--
              Class A                               2.30%    2.50%
             Lehman Brothers Aggregate Bond
              Index*                                8.46%    8.44%

*The Lehman Brothers Aggregate Bond Index contains approximately 6,865 bonds as of March 28, 2002, each with a par value greater than $150 million and each maturing after a period of more than one year. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Aggregate Bond Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM TAX ADVANTAGED BOND FUND


 Investment Objective--


The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or
(2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project). Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

The Fund normally invests at least 80% of its total assets in municipal bonds within the highest four rating categories of Moody's or S&P, meaning that the Fund may invest up to 20% of the Fund's total assets in medium and lower-quality bonds.

The Fund tends to hold most municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates), or to meet cash flow needs. The Manager may also sell a bond if its credit risk increases significantly or if market conditions have changed so that more attractive investment opportunities are available.


 Investor Profile


Who should consider investing in the Tax Advantaged Bond Fund?

You may want to invest in the Tax Advantaged Bond Fund if you want:

..  regular tax-free dividends

                                      or

..  to reduce taxes on your investment income

You may not want to invest in the Tax Advantaged Bond Fund if you:

..  are seeking long term capital growth

..  want the greater growth potential of an investment in equity securities

..  require stability of your principal

                                      or

.. if you are investing through an IRA, Archer MSA, 401(k) plan or some other kind of tax-deferred account.

FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in the Tax Advantaged Bond Fund?

                                    [CHART]

                            Tax Advantaged Bond Fund

.. Risks Associated with Investing in Bonds. The Fund usually invests exclusively in municipal bonds. The risks associated with municipal bond investments include:

 . Interest Rate Risk. The risk that the municipal bonds the Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

 . Credit Risk. The risk that the issuer of the municipal bond fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of the municipal bonds held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

.. Municipal Bond Risk. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, healthcare or transportation), conditions in those sectors can affect the overall municipal market.

An investment in the Tax Advantaged Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Tax Advantaged Bond Fund performed?


The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for Class B shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements,

                                                    FUNDS AT A GLANCE continued


such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   3.77%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 2.91% during the 3rd quarter of 2001.

  Worst quarter: -1.04% during the 4th quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
                  Tax Advantaged Bond Fund       12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A           1.06%    0.64%
             Return Before Taxes--Class B           0.80%    0.35%
             Return After Taxes on
              Distributions--Class A                1.06%    0.64%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A      1.74%    2.06%
             Lehman Brothers Municipal Bond
              Index*                                5.47%    5.13%

*The Lehman Brothers Municipal Bond Index contains approximately 43,000 municipal bonds that are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have minimum credit rating of Baa assigned by Moody's Investors Service, Inc.; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $5 million; have been issued since December 31, 1991; and have maturity of at least one year. The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differ from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Municipal Bond Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM MONEY MARKET FUND


 Investment Objective --


The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.


 Investor Profile


Who should consider investing in the Money Market Fund?

You may want to invest in the Money Market Fund if you:

..  require stability of principal

..  are seeking an investment for the cash portion of an asset allocation program

.. are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

                                      or

..  consider yourself a saver rather than an investor

You may not want to invest in the Money Market Fund if you:

..  are seeking an investment that is likely to significantly outpace inflation

..  are investing for retirement or other longer term goals

                                      or

..  are investing for growth or maximum current income


                                     Risks


What are the main risks of investing in the Money Market Fund?

                                    [CHART]

                                Money Market Fund

Because of the types of securities that the Money Market Fund invests in and their short-term nature, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

.. Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. The value of the securities the Fund holds may decline in value due to an increase in interest rates.

.. Income Risk. The risk that the income from the securities the Fund holds will decline in value due to falling interest rates.

.. Credit Risk. The risk that an issuer, or a party to a repurchase agreement that the Fund has entered into, defaults on its obligations.

.. Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

.. Management Risk. The Manager's assessment of investments held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

                                                    FUNDS AT A GLANCE continued



 Performance


How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The table shows the Fund's average annual total return, before taxes, for the periods listed. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if these charges were included, the return would be lower than indicated.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   3.62%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 1.33% during the 1st quarter of 2001.

  Worst quarter: 0.46% during the 4th quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                            12/18/2000 to
                    Money Market Fund        12/31/2001   1-Year
               ---------------------------- ------------- ------
               Return Before Taxes--Class A     3.81%      3.62%
               Return Before Taxes--Class B     0.37%      0.21%

The Money Market Fund's current seven-day yield on December 31, 2001 was 1.44% for Class A shares and 1.20% for Class B shares.

MODEL INVESTMENT RETURNS


Most of the Funds were modeled after either another mutual fund that the Manager or Barclays manages or a composite of accounts that Capital Guardian manages, as shown below:
  Fund                        Corresponding Fund or Composite
  ----------------------------------------------------------------------------
    Equity Fund               State Farm Growth Fund, Inc.
    Small Cap Equity Fund     Capital Guardian U.S. Small Cap Equity Composite
    International Equity Fund Capital Guardian Non-U.S. Equity Composite
    S&P 500 Index Fund        S&P 500 Index Master Portfolio

    Small Cap Index Fund      Small Cap Equity Index Fund portfolio
                              of the State Farm Variable Product Trust
    International Index Fund  International Index Master Portfolio
    Equity and Bond Fund      No comparable fund
    Bond Fund                 No comparable fund
    Tax Advantaged Bond Fund  No comparable fund

    Money Market Fund         Money Market Fund portfolio of the State Farm
                              Variable Product Trust
--------------------------------------------------------------------------------
The investment policy of each Fund is substantially similar to its corresponding fund or composite. Attached as Appendix A to this Prospectus is the investment performance for each corresponding fund or composite. The data provided in
Appendix A is provided to illustrate the past performance of the Manager, Barclays and Capital Guardian in managing similar types of investment mandates.

                                                              FUNDS AT A GLANCE

EXPENSE INFORMATION


The following tables describe the fees and expenses you would pay if you buy and hold shares of the Funds.

 Shareholder Transaction Expenses - For All Funds, Other Than the Money Market
                                     Fund
                   (fees paid directly from your investment)

                                                              Class A Class B
  ---------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases              3.00%    None
  Maximum deferred sales charge (load)                           None   3.00%
  Maximum sales charge (load) imposed on Reinvested dividends    None    None
  Redemption Fee                                                 None    None
  Exchange Fee                                                   None    None
  Maximum Account Fee/(1)/                                       None    None

--------------------------------------------------------------------------------
             Shareholder Transaction Expenses - Money Market Fund
                   (fee paid directly from your investment)

                                                            Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases               None    None
Maximum deferred sales charge (load)                           None   3.00%/(2)/
Maximum sales charge (load) imposed on Reinvested dividends    None    None
Redemption Fee                                                 None    None
Exchange Fee                                                   None    None
Maximum Account Fee/(1)/                                       None    None

--------------------------------------------------------------------------------
(1)If an account balance falls below $500 on the last day of any quarter, the account may be charged a low balance account fee of $2.50. )
(2)A person can invest in Class B shares of the Money Market Fund only by exchanging into Class B shares of the Money Market Fund from Class B shares of another Fund. A Class B shareowner of the Money Market Fund who redeems his or her shares will incur a contingent deferred sales charge on the redemption of up to 3% of the amount redeemed. See the "Shareholder Information" section of this prospectus for the amount of the contingent deferred sales charge.

    Annual Fund Operating Expenses (as a percentage of average net assets)

                                                             Small Cap Equity  International
                                             Equity Fund           Fund         Equity Fund
----------------------------------------- -----------------  ---------------- ---------------
                                          Class A   Class B  Class A  Class B Class A Class B
----------------------------------------- --------  -------- -------- ------- ------- -------
Management fees                            0.60%     0.60%    0.80%    0.80%   0.80%   0.80%
Shareholder Servicing Fee                  0.25%     0.25%    0.25%    0.25%   0.25%   0.25%
12b-1 Distribution Fee                     0.25%     0.65%    0.25%    0.65%   0.25%   0.65%
Other expenses                             0.17%     0.17%    0.18%    0.18%   0.45%   0.45%
Total Annual Fund Operating Expenses/(1)/  1.27%     1.67%    1.48%    1.88%   1.75%   2.15%

                                            S&P 500 Index       Small Cap      International
                                              Fund/(2)/      Index Fund/(2)/  Index Fund/(2)/
----------------------------------------- -----------------  ---------------- ---------------
                                          Class A   Class B  Class A  Class B Class A Class B
----------------------------------------- --------  -------- -------- ------- ------- -------
Management fees                            0.20%     0.20%    0.33%    0.33%   0.40%   0.40%
Shareholder Servicing Fee                  0.25%     0.25%    0.25%    0.25%   0.25%   0.25%
12b-1 Distribution Fee                     0.25%     0.65%    0.25%    0.65%   0.25%   0.65%
Other expenses                             0.20%     0.20%    0.25%    0.25%   0.39%   0.39%
Total Annual Fund Operating Expenses/(1)/  0.90%     1.30%    1.08%    1.48%   1.29%   1.69%

                                           Equity and Bond                    Tax Advantaged
                                              Fund/(3)/         Bond Fund        Bond Fund
----------------------------------------- -----------------  ---------------- ---------------
                                          Class A   Class B  Class A  Class B Class A Class B
----------------------------------------- --------  -------- -------- ------- ------- -------
Management fees                            0.40%     0.40%    0.10%    0.10%   0.10%   0.10%
Shareholder Servicing Fee                  0.25%     0.25%    0.25%    0.25%   0.25%   0.25%
12b-1 Distribution Fee                     0.25%     0.65%    0.25%    0.65%   0.25%   0.65%
Other expenses                             0.27%     0.27%    0.13%    0.13%   0.11%   0.11%
Total Annual Fund Operating Expenses/(1)/  1.17%     1.57%    0.73%    1.13%   0.71%   1.11%

                                          Money Market Fund
----------------------------------------- -----------------  ---------------- ---------------
                                          Class A   Class B
----------------------------------------- --------  -------- -------- ------- ------- -------
Management fees                            0.10%     0.10%
Shareholder Servicing Fee                  0.25%     0.25%
12b-1 Distribution Fee                     0.15%     0.55%
Other expenses                             0.34%     0.36%
Total Annual Fund Operating Expenses/(1)/  0.84%     1.26%
--------------------------------------------------------------------------------------------

(1)The Manager has agreed to reimburse each Fund if, and to the extent, the Fund's total annual operating expenses exceed the following percentage of each Fund's average net assets:


                                                   Expense
                 Fund                      Reimbursement Threshold
                 ------------------------- -----------------------
                                            Class A       Class B
                 ------------------------- -----------   -----------
                 Equity Fund..............  1.20%         1.60%
                 Small Cap Equity Fund....  1.40%         1.80%
                 International Equity Fund  1.50%         1.90%
                 S&P 500 Index Fund.......  0.80%         1.20%
                 Small Cap Index Fund.....  0.95%         1.35%

                                                   Expense
                  Fund                     Reimbursement Threshold
                  ------------------------ -----------------------
                                            Class A       Class B
                  ------------------------ -----------   -----------
                  International Index Fund  1.15%         1.55%
                  Equity and Bond Fund....  None          None
                  Bond Fund...............  0.70%         1.10%
                  Tax Advantaged Bond Fund  0.70%         1.10%
                  Money Market Fund.......  0.60%         1.00%

  This reimbursement arrangement is voluntary and may be eliminated by the Manager at any time.
(2)For the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund (the "Equity Index Funds"), the fees and expenses listed include the Fund's and the Master Portfolio's fees and expenses.
(3)The Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager will receive fees for performing investment advisory and management services for the underlying funds in which the Equity and Bond Fund invests. The fees and expenses indicated in the expense table for the Equity and Bond Fund are based on the fees and expenses indirectly borne by the Equity and Bond Fund shareholders through the Equity and Bond Fund's investment in the underlying funds. Besides including other expenses indirectly incurred as a result of the investment in the underlying funds, the "other expenses" category for the Equity and Bond Fund includes other expenses directly incurred by the Equity and Bond Fund, such as fees for independent trustees, fidelity bond coverage and registration fees. However, the Manager has agreed to reimburse the Equity and Bond Fund for all other expenses directly incurred by the Equity and Bond Fund. This expense reimbursement is voluntary and the Manager may eliminate it at any time.

                                                              FUNDS AT A GLANCE



Expense Examples

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Total Annual Fund Operating Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

             Fund                                Class A
             ------------------------- ----------------------------
                                       1 Year 3 Year 5 Year 10 Year
             ------------------------- ------ ------ ------ -------

             Equity Fund..............  $425   $691  $  976 $1,788

             Small Cap Equity Fund....  $446   $754  $1,084 $2,015

             International Equity Fund  $473   $835  $1,220 $2,301

             S&P 500 Index Fund.......  $389   $578  $  784 $1,375

             Small Cap Index Fund.....  $407   $633  $  878 $1,578

             International Index Fund.  $427   $697  $  986 $1,810

             Equity and Bond Fund.....  $416   $660  $  924 $1,678

             Bond Fund................  $372   $526  $  694 $1,179

             Tax Advantaged Bond
               Fund...................  $370   $520  $  683 $1,156

             Money Market Fund........  $ 86   $268  $  466 $1,037

--------------------------------------------------------------------------------

             Fund                                Class B
             ------------------------- ----------------------------
                                       1 Year 3 Year 5 Year 10 Year
             ------------------------- ------ ------ ------ -------

             Equity Fund..............  $470   $801  $1,107 $1,870

             Small Cap Equity Fund....  $491   $866  $1,216 $2,097

             International Equity Fund  $518   $948  $1,354 $2,381

             S&P 500 Index Fund.......  $432   $687  $  913 $1,458

             Small Cap Index Fund.....  $451   $743  $1,008 $1,687

             International Index Fund.  $472   $808  $1,118 $1,892

             Equity and Bond Fund.....  $460   $771  $1,055 $1,760

             Bond Fund................  $415   $634  $  822 $1,263

             Tax Advantaged Bond
               Fund...................  $413   $628  $  812 $1,240

             Money Market Fund........  $428   $675  $  892 $1,407

--------------------------------------------------------------------------------
Using the same assumptions as for the first table, but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses for Class B shares:

             Fund                      1 Year 3 Year 5 Year 10 Year
             ------------------------- ------ ------ ------ -------

             Equity Fund..............  $170   $526  $  907 $1,870

             Small Cap Equity Fund....  $191   $591  $1,016 $2,097

             International Equity Fund  $218   $673  $1,154 $2,381

             S&P 500 Index Fund.......  $132   $412  $  713 $1,458

             Small Cap Index Fund.....  $151   $468  $  808 $1,687

             International Index Fund.  $172   $533  $  918 $1,892

             Equity and Bond Fund.....  $160   $496  $  855 $1,760

             Bond Fund................  $115   $359  $  622 $1,263

             Tax Advantaged Bond
               Fund...................  $113   $353  $  612 $1,240

             Money Market Fund........  $128   $400  $  692 $1,407

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


General Policies Applicable To All Funds
Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund (collectively, the "Equity Index Funds"), and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or Capital Guardian determine that market or economic conditions warrant a temporary defensive position, the Funds each manage may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

 . Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

 . Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed).

Fund Summaries
Each Fund has its own investment objective. The Trust's Board may change these investment objectives without a vote of the Trust's shareholders. The types of securities and investment techniques and practices in which each Fund may engage to achieve its objective, including the principal investment techniques and practices described for each Fund as described below, are identified in Appendix B to this Prospectus, and are discussed, together with their risks, in the Trust's Statement of Additional Information.

Equity Fund

In managing the Equity Fund, the Manager seeks to purchase the common stocks of large U.S. companies that the Manager considers well run and able to generate long term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. The Manager looks for companies with one or more of the following characteristics:

 .  Strong cash flows and a recurring revenue stream.

 .  A strong industry position.

 .  A strong financial position.

 .  Strong management with a clearly defined strategy.

 .  Capability to develop new or superior products or services.

The Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small Cap Equity Fund

The Small Cap Equity Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases these securities. The basic investment philosophy of Capital Guardian is to seek undervalued securities that represent good long-term investment opportunities. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. The Fund may invest up to 25% of its assets in the equity securities of foreign companies with relatively small market capitalizations and depositary receipts (both sponsored and unsponsored).

International Equity Fund

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom),

                                                           HOW THE FUNDS INVEST


Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. The basic investment philosophy of Capital Guardian is to seek undervalued securities that represent good long-term investment opportunities. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.

S&P 500 Index Fund, Small Cap Index Fund and International Index Fund

Each Equity Index Fund invests all of its assets in a separate series of the Master Fund, each of which is referred to as a "Master Portfolio." Each Master Portfolio has substantially similar investment objectives, strategies, and policies as the corresponding individual Equity Index Fund. Barclays serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio. Barclays and its affiliates invest for their own accounts in the types of securities in which a Master Portfolio may also invest.

Each Master Portfolio invests mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in stocks within its benchmark index, each Master Portfolio avoids the risks of individual stock selection and, instead, tries to match the performance of its respective benchmark index, whether that index goes up or down.

Each Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, a Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

Barclays does not manage the Master Portfolios according to traditional methods of "active" investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each Master Portfolio, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for each Master Portfolio so that the overall investment characteristics of each Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of its respective benchmark index.

Each Master Portfolio may invest any assets not invested in stocks that are represented in its benchmark index in:

 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

 . other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

 .  stock index futures contracts, options on such futures contracts; and/or

 .  cash.

Each Master Portfolio may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by interestholders.

The International Index Master Portfolio may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. The International Index Master Portfolio's currency transactions might not achieve their hedging purpose and the Fund could lose money on these transactions.

The S&P 500 Index Master Portfolio seeks to replicate the total return performance of the S&P 500 Index by investing in all of the securities that make up the S&P 500 Index. However, neither the Russell 2000 Index Master Portfolio nor the International Index Master Portfolio generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Russell 2000 Index Master Portfolio and the International Index Master Portfolio attempt to hold a representative sample of the securities in the appropriate benchmark index, which Barclays will select utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Master Portfolios and the Equity Index Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the Trust's Statement of Additional Information for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities for each of these Master Portfolios.

From time to time, the portfolio composition of the Master Portfolios may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio or International Index Master Portfolio, with a view to bringing the performance and characteristics of each Master Portfolio more closely in line with that of its benchmark index.

Barclays attempts to track the performance of each Master Portfolio's benchmark index, but there is no assurance that Barclays will be successful. The degree to which a Master Portfolio fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of each Master Portfolio will be less than 5%. Barclays monitors the tracking error of each Master Portfolio on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that a Master Portfolio will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.

Another reason why the performance of the Master Portfolios (and the Equity Index Funds) may not always equal the performance of their benchmark index is because the performance of each benchmark index does not take into account management fees or the other expenses that each Master Portfolio and each Equity Index Fund incurs.

Each Master Portfolio may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If a Master Portfolio cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. No Master Portfolio will use futures contracts or options on futures contracts for speculation.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody's have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund emphasizes investment grade bonds and usually maintains a duration target of less than 7 years based on expectations about the direction of interest rates and other economic factors. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

                                                           HOW THE FUNDS INVEST



In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

 . Debt securities that S&P or Moody's have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody's are often referred to as "junk bonds." Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

 . Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

 . Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Tax Advantaged Bond Fund

Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds. Municipal bonds generally are designed to meet longer-term capital needs and have maturities of more than one year when issued. States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing powers for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases, voter approval is required before an issuer may sell this type of bond. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other special revenue source. Although the principal security behind these bonds may vary, many (but not all issuers) provide further security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Under current tax law, all municipal debt is divided into two groups: government purpose bonds (discussed above) and private activity bonds. Private activity bonds are bonds that are issued by a state or local government or public authority, but principally benefit private users and generally are considered taxable unless a specific exemption is provided. Some, but not all, private activity bonds are subject to alternative minimum tax.

The Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

The Fund tends to hold its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates) or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Fund may sell a bond if its credit risk increases significantly.

Under ordinary circumstances at least 80% of the Fund's total assets will consist of investment grade municipal bonds (e.g., municipal bonds rated within the four highest rating categories of Moody's or S&P), and money market securities and cash. Up to 20% of the Fund's total assets may be invested in municipal bonds that are unrated or rated below investment grade by Moody's or by S&P.

Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P and below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. In addition, the Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity.

The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets. The reasons for which the Fund may use futures and options are to: (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs or add value when these instruments are favorably priced.

The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to thirty years. A majority of the Fund's investments are in issues with maturities longer than five years.

The Fund will hold assets not invested in municipal bonds in (i) interest-bearing demand notes, (ii) bank savings accounts, (iii) high-grade money market securities (iv) U.S. Treasury securities or (v) securities of taxable or tax-exempt money market mutual funds. To the extent the Manager invests the Fund's asset in securities of money market mutual funds, you will pay fund operating expenses at both the Fund level and at the money market mutual fund level.

The Fund may also invest in variable rate securities, such as inverse floaters, whose rates vary inversely with changes in market rates of interest. Investments in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of such securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Money Market fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a

                                                           HOW THE FUNDS INVEST


rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

The Fund may invest in securities that are not rated by an NRSRO if the Manager determines that such securities are of comparable quality to, and present a comparable amount of risk as, similar securities that have received a rating from an NRSRO.

 What is a nationally recognized statistical rating organization (NRSRO)?

 An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The Statement of Additional Information has a detailed description of the various rating categories.


Among the securities that the Money Market Fund may invest in are the following:

 . Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

 . Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

 .  Repurchase agreements with certain parties.

 . Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

 . Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

 .  Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Other Risks of Investing in the Funds

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts ("ADRs"), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk. For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk. Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting stan-
 dards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

Market Risks. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries. In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

High Yield/High Risk Securities (Junk Bonds)

These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium-to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's net asset value.

MANAGING THE INVESTMENTS OF THE FUNDS


Investment Adviser
State Farm Investment Management Corp. (the "Manager") serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for overseeing the day to day operations and business affairs of the Trust, including monitoring the performance of each Master Portfolio. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment advisor, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2001, the Manager was responsible for the management of in excess of $5.4 billion in assets.

The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

The Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and the Money Market Fund are each managed by a team of the Manager's employees (each an "Advisory Team"). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of the Trust.

Investment Management of the Equity Index Funds
Each Equity Index Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks to the corresponding Equity Index Fund. Barclays is the investment adviser to the Master Portfolios. Barclays and its predecessors have been managing index mutual funds since 1973. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2001, Barclays and its affiliates provided investment advisory services for over $760 billion of assets. For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's Statement of Additional Information.

Investment Sub-Adviser for the Small Cap Equity Fund and International Equity
Fund
The Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. As of December 31, 2001, Capital Guardian provided investment advisory services for over $120 billion of assets. Capital Guardian, an experienced investment management organi-zation founded in 1968, serves as investment adviser to these Funds and other funds. Capital Guardian, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled "Investment Advisory Agreements - Between the Manager and Capital Guardian" in the Trust's Statement of Additional Information.

Capital Guardian manages the Small Cap Equity Fund and International Equity Fund using a system of multiple portfolio managers for each Fund. Under this approach, the portfolio of each Fund is divided into segments, each of which is managed by an individual manager. Managers decide how their respective segments will be invested, within the limits provided by a Fund's objective(s) and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's research professionals may make investment decisions for a portion of a Fund's portfolio. The investment decisions for the Small Cap Equity Fund and the International Equity Fund are made by Capital Guardian, subject to the oversight of the Board of the Trust.

Compensating the Manager for its Services
Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                                Rate of
                 Fund                                         Advisory Fee
-----------------------------------                 ---------------------------------
           Equity Fund                              0.60% of average daily net assets
           Small Cap Equity Fund                    0.80% of average daily net assets
           International Equity
             Fund                                   0.80% of average daily net assets
           S&P 500 Index Fund                       0.20% of average daily net assets
           Small Cap Index Fund                     0.35% of average daily net assets
           International Index Fund                 0.50% of average daily net assets
           Equity and Bond Fund                                   None
           Bond Fund                                0.10% of average daily net assets
           Tax Advantaged Bond Fund                 0.10% of average daily net assets
           Money Market Fund                        0.10% of average daily net assets

The Investment Advisory and Management Services Fee for the Equity Index Funds include the management fees and administrative fees of their corresponding Master Portfolio.

Compensating Capital Guardian for its Services
The Manager pays Capital Guardian for its services to the Funds it manages at the rates shown in the table below:

Small Cap Equity Fund:

           On the first $25
             million.................. 0.75% of average daily net assets
           $25 million to $50
             million.................. 0.60% of average daily net assets
           $50 million to
             $100 million............. 0.425% of average daily net assets
           Over $100 million.......... 0.375% of average daily net assets

International Equity Fund:

           On the first $25
             million.................. 0.75% of average daily net assets
           $25 million to $50
             million.................. 0.60% of average daily net assets
           $50 million to
             $250 million............. 0.425% of average daily net assets
           Over $250 million.......... 0.375% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Capital Guardian for companies associated with the Manager are taken into consideration according to Capital Guardian's fee aggregation and discount policies.

                                          MANAGING THE INVESTMENTS OF THE FUNDS



Equity Index Funds - Compensation in the Master/Feeder Mutual Fund Structure The Equity Index Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. Barclays provides investment guidance and policy direction for each Master Portfolio. For its services to the Master Portfolios, Barclays receives annual fees based on the following annual rates:

                      Fund                                                           Annual Management Fee
------------------------------------------------            ------------------------------------------------------------------------
            S&P 500 Index Master Portfolio                                     0.05% of average daily net assets
            Russell 2000 Index Master Portfolio                  0.10% of the average daily net assets, which includes a 0.02%
                                                                                       administrative fee
            International Index Master Portfolio            0.25% of the average daily net assets, up to $1billion, which includes a
                                                              0.10% administrative fee, and 0.17% of the average daily net assets thereafter, which includes a 0.07% administrative fee

                      Fund                                                           Annual Management Fee
------------------------------------------------            ------------------------------------------------------------------------
            S&P 500 Index Master Portfolio                                     0.05% of average daily net assets
            Russell 2000 Index Master Portfolio                  0.10% of the average daily net assets, which includes a 0.02%
                                                                                       administrative fee
            International Index Master Portfolio            0.25% of the average daily net assets, up to $1billion, which includes a
                                                              0.10% administrative fee, and 0.17% of the average daily net assets thereafter, which includes a 0.07% administrative fee

Unlike many traditional actively managed investment funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, the Master Portfolios track their respective indexes.

Feeder Fund Expenses. Each Equity Index Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each Equity Index Fund can set its own transaction minimums, fund-specific expenses and conditions.
Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of an Equity Index Fund from a Master Portfolio if it believes doing so is in the best interests of the Equity Index Fund and its shareholders. If the Board withdraws assets of any Equity Index Fund, it would then consider whether that Fund should invest in another master portfolio or take other action.

SHAREHOLDER INFORMATION

You may buy shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Investor Services Representative at 1-800-447-4930 from 7:00 a.m. through 9:00 p.m. (Central Time) Monday through Friday (except holidays), Saturday 8:00 a.m. through 4:00 p.m. (Central Time), or via the internet.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter or through your State Farm VP Management Corp. Registered Representative.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee").

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend, limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days' prior written notice.

                     What Type of Account Would You Like?


Individual or Joint Ownership. These are intended for your general investment needs. A single person owns an individual account. Joint tenant accounts can have two or more owners, and provide for rights of survivorship. Both types of accounts are registered under one tax identification number.

Gift or Transfer to a Minor (UGMA, UTMA). These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor can gain control of the account once he/she reaches the age of majority, or, in the case of UTMA, age 21. Your application should include the minor's social security number.

Business, Trust or Organization. This account is for a corporation, trust, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution or other appropriate documentation that indicates which officers, trustees or persons are authorized to act for the legal entity.

Tax-Qualified Accounts. A tax-qualified account enables you to defer taxes on investment income and capital appreciation. Your contributions may be tax-deductible. Tax-qualified accounts require a special application. Please contact your State Farm VP Management Corp. Registered Representative or call us at 1-800-447-4930.

 . Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $3,000 per year ($6,000 for most married couples) for tax years 2002 through 2004. If your spouse has less than $3,000 in taxable compensation, he or she may still contribute up to $3,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $6,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2002 through 2005. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer maintained plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.

                                                        SHAREHOLDER INFORMATION


 . Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $3,000 per person per year. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have become deceased, or (4) use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2002 through 2005.

 . Simplified Employee Pension Plan (SEP IRA)--A SEP IRA allows an employer to make tax-deductible contributions for the benefit of employees. For 2002, employer-funded contribution amounts can be up to the lesser of 25% of the first $200,000 of compensation for eligible employees or $40,000. Self-employed persons are treated both as employees and employers for contribution purposes and there are no limits on the number of employees eligible to participate in a SEP IRA. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.

 . Savings Incentive Match Plan for Employees (SIMPLE IRA)--SIMPLE IRAs are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $7,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $500 "catch-up" contribution. Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.

 . Prototype Safe Harbor 401(k) Plan --A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $11,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $1,000 "catch-up" contribution. Employers must either match their employees' contributions (up to 4% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's Prototype Safe Harbor 401(k) plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.

 . Other retirement plans --You may also use a Fund for corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Trust does not offer prototypes of these plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.

 . Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable, provided withdrawals are used to pay for qualified education expenses. Single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $190,000 are allowed to contribute $2,000 annually for a child under the age of 18 to a Coverdell Education Savings Account.

 . Archer Medical Savings Accounts. Beginning June 1, 2002, Archer Medical Savings Accounts ("Archer MSA") will be available for purchase. Archer MSAs are primarily used to save for qualified medical expenses and as a tax advantaged savings vehicle. If you (or your spouse) are self-employed or work for a small employer (generally 50 or less employees) and are covered by an individual or family high deductible health plan ("HDHP"), you may be able to contribute up to 65% or 75% respectively of your HDHP deductible to cover qualified medical expenses as defined by the IRS. Contributions and earnings (if any) grow tax-free and may remain in your Archer MSA from year to year until the funds are withdrawn. Contributions are generally tax-deductible even if you do not itemize on your IRS Form 1040. Withdrawals are not taxable if the funds are used for qualified medical expenses as defined by the IRS. After age 65, withdraws may be used for non-qualified medical expenses, however, these withdrawals will be taxed as ordinary income.

The above is just a summary of the types of retirement and other tax-qualified accounts available. Your State Farm VP Management Corp. Registered Representative Agent can provide further details about these types of accounts, or you can call us at 1-800-447-4930 to receive an application for a retirement or a tax-qualified account. For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.

                              Minimum Investments


Your initial and subsequent investment in each of the Funds has to meet these minimum requirements.

                                                Investment Minimums
 ------------------------------------ ----------------------------------------

 Type of Account                      Initial Investment Subsequent Investment
 ------------------------------------ ------------------ ---------------------
 Regular Accounts                            $250                 $50
 Individual Retirement Accounts              $250                 $50
 Other Tax Qualified Retirement Plans        $250                 $50
 Automatic Investment Plans                  $50                  $50

The Funds may change the minimum investment amounts.


                         Flexible Sales Charge Options


This prospectus offers its shares in two classes to allow you to choose the method of purchasing shares that is most beneficial to you in light of such factors as the amount of your investment, your holdings of Fund shares, how long you expect to hold your investment and other such circumstances.

Class A shares are available for investors choosing an initial sales charge and Class B shares are for investors who prefer a deferred sales charge. Shares of each class represent interests in the same Fund, have the same rights and, except for the differences in sales charges and distribution charges, are identical in all respects. The two classes have different exchange privileges, as described below.

The net income attributable to Class A or Class B shares and the dividends payable on shares of each class will be reduced by the amount of the shareholder servicing and distribution fees attributable to those shares and incremental expenses associated with the class. Shareholders of each class of a Fund have exclusive voting rights on the distribution (12b-1) plan as it applies to that class. Sales personnel will receive equal compensation for selling Class A and Class B shares.

Owners of State Farm fixed or variable deferred annuities held as funding vehicles for tax-qualified plans can exchange part or all of their annuities for Fund shares through the State Farm Annuity Exchange Offer (the "State Farm Annuity Exchange Offer"). The State Farm annuities that qualify for the State Farm Annuity Exchange Offer include the State Farm Deferred Life Annuity, State Farm Flexible Premium Annuity, State Farm Single Premium Deferred Annuity or the State Farm Variable Deferred Annuity. The State Farm Annuity Exchange Offer only provides for a waiver of annuity surrender charges when proceeds from the annuity are being transferred to a tax-qualified Fund account. The State Farm Annuity Exchange Offer does not include the State Farm Single Premium Immediate Life Annuity or the State Farm Single Premium Immediate Joint and Last Survivor Annuity.

                                                        SHAREHOLDER INFORMATION



Class A Shares

Initial Sales Charge

Initial Sales Charge for All Funds Except the Money Market Fund. You can buy shares of each of the Funds, except the Money Market Fund, at the offering price,which is the net asset value per share plus a sales load (commission). You may qualify for a reduced sales charge, or the sales charge may be waived, as described below under "When Will the Initial Sales Charge be Reduced or Waived?" The sales charge on shares of these Funds is:

                                   Sales Charge as a Percentage of
            -------------------- -----------------------------------

            Amount of Purchase   Offering Price Net Amount Invested*
            -------------------- -------------- --------------------
            Less than $50,000        3.00%              3.09%
            $50,000 to $99,999        2.5%              2.56%
            $100,000 to $199,999      2.0%              2.04%
            $200,000 to $299,999      1.5%              1.52%
            $300,000 to $399,999     1.00%              1.01%
            $400,000 to $499,999      0.5%             0.503%
            $500,000 or more          0%**                 0%

* The percentages for "Net Amount Invested" are rounded to the nearest one-hundredth or one-thousandth of one-percent. Your net amount invested may be slightly different than indicated by these percentages due to rounding.
**No sales charge is imposed at the time of purchase on amounts of $500,000 or more. However, for investment of $500,000 or more in Class A shares of any Fund other than the Money Market Fund, a contingent deferred sales charge will be charged if shares are redeemed within 12 months following their purchase at the rate of 0.5% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. See "When will the Contingent Deferred Sales Charge be Waived?" on p. 50.

Initial Sales Charge for the Money Market Fund. The initial sales charge does not apply to new investments in the Money Market Fund. New investments in the Money Market Fund will only be accepted in Class A shares. New investment means all investments except those made through exchanges from another Fund described in this Prospectus.

When will the Initial Sales Charge be Reduced or Waived?

There are several ways to reduce the initial sales charge:

 .  Combined Purchases

 .  Rights of Accumulation

 .  Special Waivers for Certain Categories of Investors

 .  Letter of Intent

 .  Shares Purchased Through the State Farm Annuity Exchange Offer

Your State Farm VP Management Corp. Registered Representative or an Investor Services Representative can explain these programs to you and help you determine if you qualify for a sales charge waiver. The sales charge waiver programs may be changed or discontinued at any time.

Combined Purchases. Purchases made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a discounted sales charge. Investments in related accounts in both Class A and Class B shares (in certain circumstances) which may be aggregated to qualify for a reduced sales charge include purchases made for you, your spouse and children under the age of 21, as well as those made in a tax-qualified account such as a personal IRA for those individuals or by a company solely controlled by those individuals or in a trust established exclusively for the benefit of those individuals. Purchases made by or for the benefit of each participant within an employer-sponsored plan will be combined with all other purchases in that plan for the purpose of receiving a discounted sales charge. Purchases by participants in these plans will not be combined with other individual accounts those participants may have outside the plan. A participant account relating to an employer-sponsored plan not marketed and sold by State Farm will be combined with other individual accounts that participants may hold for the purposes of receiving a discounted sales charge. Purchases made for a customer in nominee or street name accounts (accounts which hold the customer's shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as noted above. You must tell us or your State Farm VP Management Corp. Registered Representative at the time your orders are placed that there are multiple orders which qualify for a reduced sales charge.

Rights of Accumulation. Purchases may also qualify for a reduced sales charge based on the current total net asset value of your account and any related accounts in any of the Funds. For employer-sponsored plans, the total net asset value of all participant accounts within the plan will determine qualification for reduced sales charges. You must tell us or your State Farm VP Management Corp. Registered Representative at the time your order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

Letter of Intent. You may qualify for a reduced sales charge if you enter into a non-binding Letter of Intent, telling us that you intend to buy, within 13 months, shares that, if purchased all at once, would qualify. Fund shares purchased in the 90 day period prior to entering into the Letter of Intent may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. You must tell us or your State Farm VP Management Corp. Registered Representative if you want purchases made in related accounts to count toward your investment commitment or if you want purchases you made during the previous 90 days to receive the reduced sales charge. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13-month period are not sufficient to qualify for the sales charge reduction. If you do not achieve the intended investment within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which will be deducted from your account. Letters of Intent do not apply to employer sponsored plan accounts.

Special Waivers. You may purchase Class A shares without an initial sales charge if:

 .  You are purchasing shares of the Money Market Fund.

 . You are a current or retired agent or employee of the State Farm Insurance Companies or a family member of such a person.

"Family member" is defined as:

 .  Spouse

 .  Lineal ascendants:

   .  parents

   .  grandparents

   .  step-parents

   .  step-grandparents

   .  great-grandparents

   .  step-great grandparents

 .  Lineal descendants:

   .  children

   .  grandchildren

   .  great grandchildren

   .  step children

   .  court appointed foster children

   .  legally adopted children

 . You are a State Farm VP Management Corp. Registered Representative who works for an insurance agent of the State Farm Insurance Companies, or a family member of such a person (as defined above).

 . You are purchasing shares by reinvesting the proceeds of the redemption of shares of one or more of the Funds. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds, and that the shares were at one time subject to an initial sales charge or contingent deferred sales charge.

 .  You are reinvesting dividends or other distributions from a Fund.

 .  You are a participant in a retirement plan reinvesting loan repayments.

 . You are acquiring Fund shares issued in connection with the acquisition by a Fund of another investment company.

                                                        SHAREHOLDER INFORMATION



 . You are purchasing Fund shares as a result of participating in the State Farm Annuity Exchange Offer (which relates to exchanging interests in State Farm annuities for Fund shares), and the surrender charge period for your State Farm annuity has expired at the time of the exchange.

 . You are participating in the State Farm Annuity Exchange Offer by exchanging a State Farm fixed deferred annuity or State Farm Variable Deferred Annuity that is 96 months and 1 day old or greater, which annuity is still subject to a surrender charge.

Class A shares may also be purchased without an initial sales charge if you purchase $500,000 or more of the Funds' shares. However, redemption of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.5% of the lesser of the value of the shares redeemed or the total cost of the shares.

If you qualify to purchase shares without an initial sales charge due to a special waiver, you must complete the "Special Waivers" section in the "Flexible Sales Charge Option" section of the application.

Distribution and Service Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which provides that the Funds will pay a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For all Funds other than the Money Market Fund, Class A shares are subject to a distribution fee of up to 0.25% per year of the average daily net assets of Class A shares. For the Money Market Fund, Class A shares are subject to a distribution fee of up to 0.15% per year of the average daily net assets of Class A shares. The Equity and Bond Fund does not pay a 12b-1 fee as a result of its investment in the Equity Fund and the Bond Fund. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature. In addition, Class A shares of each Fund pay a shareholder servicing fee of up to 0.25% per year of the average daily net assets of that Class to the Manager, which may be paid to provide ongoing account services to shareholders. Shareholder services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. The Manager and State Farm VP Management Corp. may profit from the shareholder servicing and 12b-1 fees.

Class B Shares

Contingent Deferred Sales Charge

Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B shares are offered at net asset value without an initial sales charge, but subject to a contingent deferred sales charge as set forth in the table below. The schedule shows the contingent deferred sales charges applicable for the first through sixth years of redemption after purchase. The schedule applicable to a specific purchase is determined at the time the purchase is made. The contingent deferred sales charge is imposed on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares.

Contingent Deferred Sales Charge Applicable in the Year of Redemption After Purchase*
-------------------------------------------------------------------------------------

                  First    Second   Third    Fourth   Fifth    Sixth   Seventh
-------------------------------------------------------------------------------------
                3.00%      2.75%   2.75%     2.50%   2.00%    1.00%     0.00%

*No contingent deferred sales charge is paid on an exchange of shares, nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distribution. Class B shares will convert to Class A shares after eight years, thus reducing future expenses associated with owning those shares. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A shares in the same proportion as purchased shares are converted.

Purchases of $100,000 or more generally will not be accepted in Class B shares. Class A shares will be issued in these cases. If the surrender fee charged to an annuity contract owner in connection with the State Farm Annuity Exchange Offer would be less than the initial sales charge on Class A shares at the time of the proposed exchange, the annuity contract owner is required to purchase Class B shares of the Fund.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from shares held beyond the applicable contingent deferred sales charge period; and finally, from shares subject to the lowest contingent deferred sales charge. For Class B shares purchased in connection with the State Farm Annuity Exchange Offer, the contingent deferred sales charge is calculated from the date of the original purchase of the annuity contract.

Automatic Conversion of Class B Shares

Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B distribution plan described below. The conversion is based on the relative net asset value of the two Classes, and no charge is imposed in connection with the conversion.

When Will the Contingent Deferred Sales Charge Schedule be Waived?

A contingent deferred sales charge will not be assessed on Class A shares (for purchases of $500,000 or more) or Class B shares for:

 . exchanges of Class A or Class B shares of one Fund for the same Class of shares of another Fund;

 . redemptions from tax-deferred retirement plans and Individual Retirement Accounts for required minimum distributions due to attainment of age 70/1/2 and return of excess contributions; /

 . redemptions from tax-deferred retirement plans for involuntary withdrawals due to termination of employment, participant loans and hardship withdrawals;
 . redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

 . redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

 .  redemptions for failure to meet minimum account balances; and

 .  conversions and recharacterizations between types of IRAs.

Distribution and Shareholder Servicing Fees

For all Funds except the Money Market Fund, Class B shares are charged fees at an annual rate of 0.90% of the average daily net assets to compensate State Farm VP Management Corp. and the Manager for certain distribution and shareholder servicing expenses. These fees consist of a fee at an annual rate of 0.65% for distribution expenses pursuant to a plan adopted under Rule 12b-1 under the 1940 Act, and a fee for the Manager at an annual rate of 0.25% of average daily net assets for shareholder servicing expenses. For the Money Market Fund, Class B shares are charged fees at an annual rate of 0.80% of the average daily net assets to compensate State Farm VP Management Corp. and the Manager for certain distribution and shareholder servicing expenses. These fees consist of a fee at an annual rate of 0.55% for distribution expenses pursuant to a plan adopted under Rule 12b-1 under the 1940 Act and a fee at an annual rate of 0.25% for shareholder servicing expenses. The Equity and Bond Fund does not incur any distribution or shareholder servicing fees as a result of its investment in the Equity Fund and the Bond Fund.


                          Calculating Net Asset Value


The offering price of the shares of each Fund is its Net Asset Value (NAV), plus an initial sales charge on the Class A shares. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the Equity Index Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day.

The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Ex-

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                                                        SHAREHOLDER INFORMATION


change ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, the Board of the Trust values assets in accordance with procedures approved by the Board of Trustees. Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund's Board of Trustees.


                               How To Buy Shares


General

You must indicate at the time of investment whether you are purchasing Class A shares or Class B shares. If you do not indicate Class A or Class B shares, we will assume you want to purchase Class A shares. You also are required by federal regulations to certify your Taxpayer Identification or Social Security Number when opening your account. Failure to provide an identification number could subject you to back-up withholding on any distributions, redemptions or disbursements from your account.

Purchase orders are effected at the net asset value per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives, plus the applicable sales charge for Class A shares. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S banks. The Funds reserve the right to reject any purchase order.

Opening and Adding to an Account

Through your State Farm VP Management Corp. Registered Representative. Contact your Registered Representative directly for instructions.

By Writing to the Manager. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds" or a properly completed ACH authorization. Send Express Overnight mail to: State Farm Mutual Funds, 330 W. 9th Street, Kansas City, Missouri 64105. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip found at the top of your confirmation statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone. With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-4930.

By the Internet. Visit our web site at www.statefarm.com, and click on the "Mutual Funds" link. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.

By Automatic Investing. The automatic investment plan allows you to make monthly investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make monthly investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp. Registered Representative, by writing the Manager, or by contacting an Investor Services Representative at 1-800-447-4930.

General Policies On Buying Shares

 . Your purchase order must be received by 4:00 p.m., Eastern Time to get that day's NAV. It is the responsibility of your State Farm VP Management Corp. Registered Representative to promptly submit purchase orders to the Funds.

 . All purchases are subject to the sales charge, unless they qualify for a sales charge reduction or waiver programs.

 . All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to "State Farm Mutual Funds." Third-party checks will not be accepted.

 . Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. In the case of all accounts except for tax-qualified accounts, you may at any time request in writing, by calling 1-800-447-4930, or by visiting our website at www. statefarm.com to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

 .  Stock certificates will not be issued.

 . The Manager will send to you by mail a confirmation of each transaction, other than purchases by the automatic investment plan method. You will receive confirmation of your purchases by the automatic investment plan method promptly after the end of each calendar quarter.

 . Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to buy shares.

 . You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.

 . Each of the policies on buying shares above apply to the purchase of shares through the State Farm Annuity Exchange Offer.


                            How To Exchange Shares


Except for exchanges from new investments in shares of the Money Market Fund (see below), you may exchange your shares for shares of the same Class of another Fund without a sales charge. A new investment in the Money Market Fund is an investment you initially make in that Fund by means other than through an exchange from another Fund. If you are exchanging a new investment in shares of the Money Market Fund for Class A shares of another Fund, an initial sales

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                                                        SHAREHOLDER INFORMATION


charge will apply at the time of the exchange. If you are exchanging a new investment in shares of the Money Market Fund for Class B shares of another Fund, you are treated as purchasing the Class B shares of the other Fund on the day of the exchange.

Fund shares may be exchanged as follows:

Through your State Farm VP Management Registered Representative. Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing. A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone. With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet. You can exchange shares of one Fund for another through our web site at www.statefarm.com. Just click on the "Mutual Funds" link at that site and follow the instructions presented on the screen.

General Policies On Exchanging Shares

 . An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. or its Registered Representatives before the Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time) or each day the NYSE is open for business.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to exchange shares.

 . You have to meet the minimum investment requirements of the Fund into which you are exchanging.

 . For all Funds, other than the Money Market Fund, you may make 4 exchanges out of the Fund during a calendar year. There is no charge for exchanges, provided that you exchange your shares for shares of the same class of another Fund. After the fourth exchange out of a Fund during a calendar year, the Manager will not allow you to directly exchange shares from that Fund to another Fund.

 . You may make an unlimited number of exchanges out of the Money Market Fund during a calendar year. See "Flexible Sales Charge Options" in this Prospectus for information about sales charges when exchanging shares of the Money Market Fund.

 . Because excessive trading can hurt Fund performance and shareholders, the Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

 . You can only exchange shares if the Fund has received good payment for those shares.

 . An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

 . Before making an exchange please read the description of the Fund to be purchased in this prospectus.

 . The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

 . You may not exchange your shares into a variable annuity contract offered by an affiliated insurance company of the Manager.


                           How to Redeem Fund Shares

You may redeem shares of any of the Funds by contacting your State Farm VP Management Corp. Registered Representative, by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

Through your State Farm VP Management Corp. Representative. Contact your State Farm VP Management Corp. Registered Representative directly for instructions.

In Writing. You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature, must be guaranteed as described under "Signature Guarantee."

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

By Telephone. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

By The Internet. Visit our website at www.statefarm.com(TM), click on the "Mutual Funds" link, and follow the instructions presented on the screen.

Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another des ignated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day. For example, if you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th. To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or an IRA Systematic Withdrawal Plan Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established redemptions through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because your purchase will likely be subject to sales charge and the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the Trust.

General Redemption Policies

 . Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption. Any applicable contingent deferred sales charge on Class B shares redeemed will be deducted from the redemption proceeds. It is the responsibility of your State Farm VP Management Corp. Registered Representative to submit to the Fund a redemption request promptly after you deliver your request to the State Farm VP Management Corp. Registered Representative.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to redeem shares.

 . A Fund generally will redeem shares in cash or electronic transfer. Redemptions of more than $500,000 of a

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                                                        SHAREHOLDER INFORMATION


    Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

 . Payment for shares redeemed will be mailed within seven days after the Fund receives a redemption request, either in writing, or by telephone, in proper form.

 . If you try to redeem shares paid for by check or electronic transfer within 15 days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected.

 . Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

 . Once the Manager has received and accepted your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

 . Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the redemption proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

 . You may change your address of record by calling 1-800-447-4930, by visiting your State Farm VP Man agement Corp. Registered Representative, by accessing your account via the Internet, or by sending a written request to the Manager. If you request an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

 . For IRA non-systematic withdrawals a shareholder should complete the Distribution Request Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com(TM).

 . If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method the redemption proceeds will usually be deposited in your pre-designated bank account within one or two business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after the receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" to:

    State Farm Mutual Funds
    P.O. Box 219548
    Kansas City, Missouri 64121-9548

    If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

 . If your account value falls below the minimum investment amount (see p.46) and you are not participating in the automatic investment program, the Fund may redeem your shares and send the proceeds to you at your registered address. You will receive notice that we intend to do this at least 30 days in advance so that you may increase the balance in your account if you choose. If your account falls below $10, we may redeem your shares and send you the proceeds, without notice to you.

 . Because servicing smaller accounts is very expensive, if your account balance falls below $500 on the last day of the calendar quarter through redemptions or any other reason, your account will be charged a low balance fee of $2.50 per quarter. The low balance fee does not apply (1) if your accounts in all the State Farm Funds have a combined value of $500 or more,
    (2) to IRAs or other retirement plans, (3) accounts participating in the automatic investment plan or (4) omnibus or nominee accounts. The Funds may waive the fee, in their discretion, in the event of a significant market correction.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either

 . on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

 . on a separate "stock power," an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers);

 . if you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner;

 . if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

 . if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner; or

 . on the Investor Account Services Form used to establish the Telephone Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

The Funds will waive the requirement for a signature guarantee if your State Farm VP Management Corp. Registered Representative certifies that your signature is genuine.

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SHARED DELIVERY


Shared Delivery of Prospectus and Fund Reports. The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund's financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners' meeting. Each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as "householding" delivery). By signing the Account Application, you consent to the "householded" delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery. If you want to receive an individual copy (rather than a shared or "householded" copy) of a Fund's report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 2194548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

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


DIVIDENDS,
DISTRIBUTIONS
AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small Cap Equity Fund, Equity and Bond Fund and International Equity Fund declare and pay dividends and capital gain distributions, if any, at least annually.

The Bond Fund, the Money Market Fund, and the Tax Advantaged Bond Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund, the Money Market Fund or the Tax Advantaged Bond Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment. The Manager receives payment for your purchase of shares upon receipt of your check or ACH authorization. If you purchased the Fund shares at the office of a State Farm VP Management Corp. Registered Representative, it may take several days for the Manager to receive your check or your ACH authorization.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Taxes on Distributions. Distributions from each Fund, other than the Tax Advantaged Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

The dividends from the Tax Advantaged Bond Fund will largely be exempt from regular federal income tax, because the Tax Advantaged Bond Fund invests primarily in municipal bonds. A portion of the Tax Advantaged Bond Fund's dividends may be subject to the federal alternative minimum tax (AMT). Tax Advantaged Bond Fund dividends may be subject to state and local taxes. Tax Advantaged Bond Fund will provide you annually with the state-by-state sources of its income.

For federal tax purposes, a Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Every January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes. A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund's dividend, but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. It is expected that only International Equity Fund and International Index Fund may qualify for this election. We will send you detailed information about the foreign tax credit or deduction each year.

Taxes on Transactions. A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

To invest in any of the Funds, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you must certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding. If you fail to comply with this procedure, the Fund must withhold 31% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2001 annual report. The annual report may be obtained from the Funds upon request without charge.

(For a share outstanding throughout the period):

                                  Equity Fund

                                                                Class A                      Class B
                                                      ----------------------       ----------------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                    October 31,                  October 31,
                                                       Year ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2001         2000            2001         2000
----------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                    $  9.47       $10.00         $  9.47       $10.00

Income from Investment Operations
Net investment income/(a)/                                 0.02         0.01           (0.02)        0.01
Net gain (loss) on investments (both realized and
  unrealized)                                             (1.39)       (0.53)          (1.39)       (0.53)
                                                        -------       ------         -------       ------
Total from investment operations                          (1.37)       (0.52)          (1.41)       (0.52)
Less Distributions
Net investment income                                        --        (0.01)             --        (0.01)
                                                        -------       ------         -------       ------
Total distributions                                         --         (0.01)             --        (0.01)
                                                        -------       ------         -------       ------
Net asset value, end of period                         $  8.10        $ 9.47         $  8.06       $ 9.47
                                                        =======       ======         =======       ======
Total return/(b)/                                        (14.47)%      (5.17)%        (14.89)%      (5.17)%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $  13.6       $ 24.2         $  10.9       $ 24.2
Average net asset ratios assuming expense limitations
Expenses                                                   1.20%        0.81%/(c)/      1.60%        0.81%/(c)/
Net investment income                                      0.22%        0.86%/(c)/     (0.18)%       0.86%/(c)/
Average net asset ratios absent expense limitations
Expenses                                                  1.27%         0.81%/(c)/      1.67%        0.81%/(c)/
Net investment income                                      0.15%        0.86%/(c)/     (0.25)%       0.86%/(c)/
Portfolio turnover rate                                      1%            0%/(c)/         1%           0%/(c)/

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                             Small Cap Equity Fund

                                                                        Class A                      Class B
                                                              ---------------------------- ----------------------
                                                                               From                         From
                                                                           commencement                 commencement
                                                                           of investment                of investment
                                                                            operations                   operations
                                                                            December 5,                  December 5,
                                                               Year ended     2000 to       Year Ended     2000 to
                                                              December 31, December 31,    December 31, December 31,
                                                                  2001         2000            2001         2000
------------------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                             $ 9.78       $10.00          $ 9.78       $10.00

Income from Investment Operations
Net investment income/(a)/                                        (0.04)        0.01           (0.08)        0.01
Net gain (loss) on investments (both realized and unrealized)     (0.17)       (0.22)          (0.16)       (0.22)
                                                                 ------       ------          ------       ------
Total from investment operations                                  (0.21)       (0.21)          (0.24)       (0.21)
                                                                 ------       ------          ------       ------
Less Distributions
Net investment income/(b)/                                           --        (0.01)             --        (0.01)
Net realized gain                                                 (0.01)          --           (0.01)          --
                                                                 ------       ------          ------       ------
Total distributions                                               (0.01)       (0.01)          (0.01)       (0.01)
                                                                 ------       ------          ------       ------
Net asset value, end of period                                   $ 9.56       $ 9.78          $ 9.53       $ 9.78
                                                                 ======       ======          ======       ======
Total Return/(c)/                                                 (2.14)%      (2.13)%         (2.45)%      (2.14)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $26.6        $ 24.5          $ 24.8       $ 24.5

Average net asset ratios assuming expense limitations
Expenses                                                           1.40%        1.40%/(d)/      1.80%        1.55%/(d)/
Net investment income                                             (0.42)%       1.02%/(d)/     (0.82)%       0.87%/(d)/

Average net asset ratios absent expense limitations
Expenses                                                           1.48%        1.55%/(d)/      1.88%        1.55%/(d)/
Net investment income                                             (0.50)%       0.87%/(d)/     (0.90)%       0.87%/(d)/
Portfolio turnover rate                                              44%          15%/(d)/        44%          15%/(d)/

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Distributions represent less than $0.01 per share in 2001.
(c)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)Determined on an annualized basis.

                                                           FINANCIAL HIGHLIGHTS


(For a share outstanding throughout the period):

                           International Equity Fund


                                                                Class A                      Class B
                                                      ----------------------       ----------------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                    December 5,                  December 5,
                                                       Year ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2001         2000            2001         2000
----------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                    $  9.64       $10.00         $  9.64       $10.00

Income from Investment Operations
Net investment income/(a)/                                   --           --           (0.03)          --
Net gain (loss) on investments (both realized and
  unrealized)                                             (1.87)       (0.36)          (1.87)       (0.36)
                                                        -------       ------         -------       ------
Total from investment operations                          (1.87)       (0.36)          (1.90)       (0.36)
                                                        -------       ------         -------       ------
Less Distributions
Net investment income/(b)/                                   --           --              --           --
Net realized gain/(c)/                                       --           --              --           --
                                                        -------       ------         -------       ------
Total distributions                                          --           --              --           --
                                                        -------       ------         -------       ------
Net asset value, end of period                          $  7.77       $ 9.64         $  7.74       $ 9.64
                                                        =======       ======         =======       ======
Total Return/(b)/                                        (19.35)%      (3.56)%        (19.66)%      (3.58)%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $  20.8       $ 24.1         $  19.8       $ 24.1
Average net asset ratios assuming expense limitations
Expenses                                                   1.50%        1.50%/(e)/      1.90%        1.90%/(e)/
Net investment income                                      0.05%        0.71%/(e)/     (0.35)%       0.31%/(e)/
Average net asset ratios absent expense limitations
Expenses                                                   1.75%        2.05%/(e)/      2.15%        2.05%/(e)/
Net investment income                                     (0.20)%       0.16%/(e)/     (0.60)%       0.16%/(e)/
Portfolio turnover rate                                      26%           6%/(e)/        26%           6%/(e)/

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Distributions represent less than $0.01 per share in 2001 and 2000.
(c)Distributions represent less than $0.01 per share in 2001.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS  continued



(For a share outstanding throughout the period):

                              S&P 500 Index Fund

                                                                Class A                          Class B
                                                    -------------------------        -------------------------
                                                                        From                             From
                                                                    commencement                     commencement
                                                                    of investment                    of investment
                                                                     operations                       operations
                                                                    December 18,                     December 18,
                                                     Year ended        2000 to        Year ended        2000 to
                                                    December 31,    December 31,     December 31,    December 31,
                                                        2001            2000             2001            2000
--------------------------------------------------- ------------    -------------    ------------    -------------
Net asset value, beginning of period                  $  9.98          $10.00          $  9.98          $10.00

Income from Investment Operations
Net investment income/(a) (b)/                           0.05              --             0.01              --
Net gain (loss) on investments (both realized and
  unrealized)/(a)/                                      (1.33)          (0.02)           (1.31)          (0.02)
                                                      -------          ------          -------          ------
Total from investment operations                        (1.28)          (0.02)           (1.30)          (0.02)
                                                      -------          ------          -------          ------
Less Distributions
Net investment income/(c)/                              (0.04)             --            (0.02)             --
Net realized gain/(d)/                                     --              --               --              --
                                                      -------          ------          -------          ------
Total distributions                                     (0.04)            ---            (0.02)             --
                                                      -------          ------          -------          ------
Net asset value, end of period                        $  8.66          $ 9.98          $  8.66          $ 9.98
                                                      =======          ======          =======          ======
Total Return/(f)/                                      (12.75)%         (0.19)%         (13.03)%         (0.20)%

Ratios/Supplemental Data
Net assets, end of period (millions)                  $  32.4          $ 25.0          $  26.1          $ 24.9
Average net asset ratios assuming expense
  limitations
Expenses/(a)/                                            0.80%           0.80%/(g)/       1.20%           1.20%/(g)/
Net investment income/(a)/                               0.57%           0.41%/(g)/       0.17%           0.01%/(g)/
Average net asset ratios absent expense limitations
Expenses/(a)/                                            0.90%           2.96%/(g)/       1.30%           2.95%/(g)/
Net investment income/(a)/                               0.47%          (1.75)%/(g)/      0.07%          (1.75)%/(g)/
Portfolio turnover rate                                     9%/(e)/        10%/(e)/          9%/(e)/        10%/(e)/

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.31%, respectively, relating to the Master Index Portfolio.
(b)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Distributions represent less than $0.01 per share in 2000.
(d)Distributions represent less than $0.01 per share in 2001.
(e)Amount represents the portfolio turnover rate of the Master Index Portfolio.
(f)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(g)Determined on an annualized basis.

                                                           FINANCIAL HIGHLIGHTS



(For a share outstanding throughout the period):

                             Small Cap Index Fund

                                                                  Class A                         Class B
                                                      -------------------------       --------------------------
                                                                          From                            From
                                                                      commencement                    commencement
                                                                      of investment                   of investment
                                                                       operations                      operations
                                                                      December 18,                    December 18,
                                                       Year ended        2000 to       Year ended        2000 to
                                                      December 31,    December 31,    December 31,    December 31,
                                                          2001            2000            2001            2000
----------------------------------------------------- ------------    -------------   ------------    -------------
Net asset value, beginning of period                     $10.43          $10.00          $10.43          $ 10.00

Income from Investment Operations
Net investment income/(a) (b)/                             0.06            0.01            0.02             0.01
Net gain (loss) on investments (both realized and
  unrealized)/(a)/                                         0.10            0.43            0.09             0.43
                                                         ------          ------          ------          -------
Total from investment operations                           0.16            0.44            0.11             0.44
                                                         ------          ------          ------          -------
Less Distributions
Net investment income                                     (0.07)          (0.01)          (0.03)           (0.01)
Net realized gain                                         (0.15)             --           (0.15)              --
                                                         ------          ------          ------          -------
Total distributions                                       (0.22)          (0.01)          (0.18)           (0.01)
                                                         ------          ------          ------          -------
Net asset value, end of period                           $10.37          $10.43          $10.36          $ 10.43
                                                         ======          ======          ======          =======
Total Return/(d)/                                          1.42%           4.36%           1.03%            4.35%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $ 29.4          $ 26.1          $ 27.5          $  26.1
Average net asset ratios assuming expense limitations
Expenses/(a)/                                              0.95%           0.95%/(e)/      1.35%            1.35%/(e)/
Net investment income/(a)/                                 0.61%           2.75%/(e)/      0.21%            2.37%/(e)/
Average net asset ratios absent expense limitations
Expenses/(a)/                                              1.08%           3.21%/(e)/      1.48%            3.21%/(e)/
Net investment income/(a)/                                 0.48%           0.51%/(e)/      0.08%            0.51%/(e)/
Portfolio turnover rate                                      46%/(c)/         0%/(f)/        46%/(c)/          0%/(f)/

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.45%, respectively, relating to the Master Index Portfolio.
(b)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Amount represents the portfolio turnover rate of the Master Index Portfolio.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                           International Index Fund

                                                                  Class A                          Class B
                                                      -------------------------        -------------------------
                                                                          From                             From
                                                                      commencement                     commencement
                                                                      of investment                    of investment
                                                                       operations                       operations
                                                                      December 18,                     December 18,
                                                       Year ended        2000 to        Year ended        2000 to
                                                      December 31,    December 31,     December 31,    December 31,
                                                          2001            2000             2001            2000
----------------------------------------------------- ------------    -------------    ------------    -------------
Net asset value, beginning of period                    $ 10.15          $10.00          $ 10.15          $10.00
Income from Investment Operations
Net investment income /(a) (b)/                            0.05              --             0.02              --
Net gain (loss) on investments (both realized and
  unrealized)/ (a)/                                       (2.31)           0.15            (2.30)           0.15
                                                        -------          ------          -------          ------
Total from investment operations                          (2.26)           0.15            (2.28)           0.15
                                                        -------          ------          -------          ------
Less Distributions
Net investment income/(c)/                                (0.02)             --               --              --
Net realized gain/(d)/                                       --              --               --              --
                                                        -------          ------          -------          ------
Total distributions                                       (0.02)             --               --              --
                                                        -------          ------          -------          ------
Net asset value, end of period                          $  7.87          $10.15          $  7.87          $10.15
                                                        =======          ======          =======          ======
Total Return/(f)/                                        (22.19)%          1.50%          (22.43)%          1.51%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $  21.0          $ 25.4          $  20.2          $ 25.4
Average net asset ratios assuming expense limitations
Expenses/(a)/                                              1.15%           1.15%/(g)/       1.55%           1.55%/(g)/
Net investment income/(a )/                                0.59%           0.67%/(g)/       0.19%           0.27%%/(g)/
Average net asset ratios absent expense limitations
Expenses/(a)/                                              1.29%           3.36%/(g)/       1.69%           3.36%/(g)/
Net investment income/(a)/                                 0.45%          (1.54)%/(g)/      0.05%           0.00%/(g)/
Portfolio turnover rate                                       7%/(e)/        45%/(e)/          7%/(e)/        45%/(e)/

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 1.50%, respectively, relating to the Master Index Portfolio.
(b)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Distributions represent less than $0.01 per share in 2000.
(d)Distributions represent less than $0.01 per share in 2001.
(e)Amount represents the portfolio turnover rate of the Master Index Portfolio.
(f)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(g)Determined on an annualized basis.

                                                           FINANCIAL HIGHLIGHTS


(For a share outstanding throughout the period):

                             Equity and Bond Fund

                                                              Class A                      Class B
                                                    ------------ -------------   ------------ -------------
                                                                     From                         From
                                                                 commencement                 commencement
                                                                 of investment                of investment
                                                                  operations                   operations
                                                                  October 31,                  October 31,
                                                     Year ended     2000 to       Year ended     2000 to
                                                    December 31, December 31,    December 31, December 31,
                                                        2001         2000            2001         2000
--------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                   $ 9.78       $10.00          $ 9.78       $10.00

Income from Investment Operations
Net investment income/(a)/                               0.24         0.05            0.23         0.05
Net gain (loss) on investments (both realized and
  unrealized)                                           (0.79)       (0.22)          (0.80)       (0.22)
                                                       ------       ------          ------       ------
Total from investment operations                        (0.55)       (0.17)          (0.57)       (0.17)
                                                       ------       ------          ------       ------

Less Distributions
Net investment income                                   (0.23)       (0.05)          (0.22)       (0.05)
Net realized gain                                       (0.02)          --           (0.02)          --
                                                       ------       ------          ------       ------
Total distributions                                     (0.25)       (0.05)          (0.24)       (0.05)
                                                       ------       ------          ------       ------
Net asset value, end of period                         $ 8.98       $ 9.78          $ 8.97       $ 9.78
                                                       ======       ======          ======       ======
Total Return/(b)/                                       (5.67)%      (1.71)%         (5.90)%      (1.71)%

Ratios/Supplemental Data
Net assets, end of period (millions)                   $ 29.3       $ 24.6          $ 25.9       $ 24.6

Average net asset ratios assuming expense
  limitations
Expenses                                                 0.09%        0.00%/(c)/      0.15%        0.00%/(c)/
Net investment income                                    2.62%        3.04%/(c)/      2.46%        3.04%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                 0.21%        0.21%/(c)/      0.27%        0.21%/(c)/
Net investment income                                    2.50%        2.83%/(c)/      2.34%        2.83%/(c)/
Portfolio turnover rate                                     6%          11%/(c)/         6%          11%/(c)/

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                                   Bond Fund

                                                                      Class A                      Class B
                                                      ------------ -------------   ------------ -------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                    October 31,                  October 31,
                                                       Year ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2000         2000            2000         2000
----------------------------------------------------- ------------ -------------   ------------ -------------

Net asset value, beginning of period                     $10.25       $10.00          $10.25       $10.00

Income from Investment Operations
Net investment income                                      0.60         0.10            0.56         0.10
Net gain (loss) on investments (both realized and
  unrealized)                                              0.14         0.25            0.14         0.25
                                                         ------       ------          ------       ------
Total from investment operations                           0.74         0.35            0.70         0.35
                                                         ------       ------          ------       ------
Less Distributions
Net investment income                                     (0.60)       (0.10)          (0.56)       (0.10)
Net realized gain                                         (0.04)          --           (0.04)          --
                                                         ------       ------          ------       ------
Total distributions                                       (0.64)       (0.10)          (0.60)       (0.10)
                                                         ------       ------          ------       ------
Net asset value, end of period                           $10.35       $10.25          $10.35       $10.25
                                                         ======       ======          ======       ======
Total Return/(a)/                                          7.42%        3.54%           7.00%        3.54%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $ 21.0       $ 25.5          $ 18.0       $ 25.4
Average net asset ratios assuming expense limitations
Expenses                                                   0.70%        0.29%/(b)/      1.10%        0.29%/(b)/
Net investment income                                      5.74%        6.35%/(b)/      5.34%        6.35%/(b)/
Average net asset ratios absent expense limitations
Expenses                                                   0.73%        0.29%/(b)/      1.13%        0.29%/(b)/
Net investment income                                      5.71%        6.35%/(b)/      5.31%        6.35%/(b)/
Portfolio turnover rate                                      26%         190%/(b)/        26%         190%/(b)/

--------------
(a)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)Determined on an annualized basis.

                                                           FINANCIAL HIGHLIGHTS


(For a share outstanding throughout the period):

                           Tax Advantaged Bond Fund

                                                                Class A                      Class B
                                                      ----------------------       ----------------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                    October 31,                  October 31,
                                                       Year ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2001         2000            2001         2000
----------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                     $10.29       $10.00          $10.29       $10.00

Income from Investment Operations
Net investment income                                      0.44         0.09            0.40         0.09
Net gain or (loss) on investments (both realized and
  unrealized)                                             (0.06)        0.29           (0.06)        0.29
                                                         ------       ------          ------       ------
Total from investment operations                           0.38         0.38            0.34         0.38
                                                         ------       ------          ------       ------
Less Distributions
Net investment income                                     (0.44)       (0.09)          (0.40)       (0.09)
                                                         ------       ------          ------       ------
Total distributions                                       (0.44)       (0.09)          (0.40)       (0.09)
                                                         ------       ------          ------       ------
Net asset value, end of period                           $10.23       $10.29          $10.23       $10.29
                                                         ======       ======          ======       ======
Total Return/(a)/                                          3.77%        3.79%           3.35%        3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $ 29.0       $ 26.0          $ 27.0       $ 26.0

Average net asset ratios assuming expense limitations
Expenses                                                   0.70%        0.36%/(b)/      1.10%        0.36%/(b)/
Net investment income                                      4.26%        5.47%/(b)/      3.86%        5.47%/(b)/

Average net asset ratios absent expense limitations
Expenses                                                   0.71%        0.36%/(b)/      1.11%        0.36%/(b)/
Net investment income                                      4.25%        5.47%/(b)/      3.85%        5.47%/(b)/
Portfolio turnover rate/(b)/                                  0%           0%/(b)/         0%           0%/(b)/

--------------
(a)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS  continued



(For a share outstanding throughout the period):
                               Money Market Fund

                                                                Class A                      Class B
                                                      ----------------------       ----------------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                   December 12,                 December 12,
                                                       Year Ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2001         2000            2001         2000
----------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                     $ 1.00        $1.00          $ 1.00        $1.00

Income from Investment Operations
Net investment income /(a)/                                0.04           --            0.03           --
                                                         ------        -----          ------        -----
Total from investment operations                           0.04           --            0.03           --
                                                         ------        -----          ------        -----

Less Distributions
Net investment income /(b)/                               (0.04)          --           (0.03)          --
                                                         ------        -----          ------        -----
Total distributions                                       (0.04)          --           (0.03)          --
                                                         ------        -----          ------        -----
Net asset value, end of period                           $ 1.00        $1.00          $ 1.00        $1.00
                                                         ======        =====          ======        =====
Total Return /(b)/                                         3.62%        0.29%           3.21%        0.27%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $ 11.0        $ 5.0          $  5.2        $ 5.0

Average net asset ratios assuming expense limitations
Expenses                                                   0.60%        0.60%/(c)/      1.00%        1.00%/(c)/
Net investment income                                      3.22%        5.94%/(c)/      3.15%        5.54%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                   0.84%        1.93%/(c)/      1.26%        1.93%/(c)/
Net investment income                                      2.98%        4.61%/(c)/      2.89%        4.61%/(c)/

--------------
(a)Net investment income and distributions represent less than $0.01 per share for 2000.
(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)Determined on an annualized basis.

                                  APPENDIX A


        Past Performance of the Manager, Capital Guardian and Barclays

The investment performance for each of the funds or composites below indicates the performance of the Manager, Capital Guardian and Barclays in managing substantially similar mutual funds or other accounts with investment objectives, policies, strategies, and risks similar to those of the Fund to which each is compared. The "composites" shown below are an aggregation of all accounts managed by Capital Guardian that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Funds to which each is compared. The performance below is shown for the one-, three-, five- and ten-year periods (or since inception, if shorter) ending December 31, 2001 and does not represent the performance of the Funds. The composite performance data has been provided by Capital Guardian. The performance data for the corresponding funds is the historical performance of other investment companies managed by the Manager or Barclays.

Each Capital Guardian composite includes all discretionary, taxable, fee-paying accounts and mutual funds that Capital Guardian managed or sub-advised, all of which have similar investment profiles. The accounts that are included in the composites are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composites are lower than the Funds' expenses. Consequently, if the Funds had been included in the composites, or if the accounts included in the composite had been regulated as investment companies under the federal securities and tax laws, the composites' performance results would have been lower than what is shown below.

The corresponding funds shown below have lower expenses than the Fund to which each is compared. Accordingly, if the Manager or Barclays had managed the Funds during the same periods presented below, the Funds' returns would have been lower. The presentation of the investment results of the corresponding funds and composites is not intended to predict or suggest the returns that might be experienced by the Funds or an individual investor in the Funds. Investors should also be aware that the use of a methodology different from that used above to calculate performance could result in different performance data and that the methodology used above for the composites is not the SEC standard to calculate total return for mutual funds. As a result, the performance results for the composites may differ from the results calculated according to the SEC's method.

                                      Corresponding Fund or Composite
                                              Inception Date
           Fund                       Asset Size as of Dec. 31, 2001
       -------------------------------------------------------------------------

            Equity Fund                 State Farm Growth Fund, Inc.
                                              March 14, 1968
                                              $2,557,243,616

                                       Average Annual Total Returns
                                       ----------------------------
                                     (For periods ended Dec. 31, 2001)


                            One Year  Three Years       Five Years    Ten Years
                            --------  -----------       ----------    ---------
                             -10.82%     0.06%            9.59%         10.17%
       -------------------------------------------------------------------------

       Small Cap Equity Fund   Capital Guardian U.S. Small Cap Equity Composite
                                            September 30, 1977
                                              $6,770,350,000

                                       Average Annual Total Returns
                                       ----------------------------
                                     (For Periods ended Dec. 31, 2001)


                            One Year  Three Years       Five Years    Ten Years
                            --------  -----------       ----------    ---------
                             -1.53%      8.45%            10.62%        13.91%


 International Equity Fund           Capital Guardian Non-U.S. Equity Composite

                                                  December 31, 1978
                                                   $50,605,200,000

                                          Average Annual Total Returns
                                          ----------------------------
                                          (For periods ended Dec. 31, 2001)


                              One Year   Three Years     Five Years       Ten Years
                              --------   -----------     ----------    ---------
                              -17.33%       4.78%          8.23%           10.57%
---------------------------------------------------------------------------------------

     S&P 500 Index Fund                    S&P 500 Index Master Portfolio
                                                    March 1, 1994
                                                   $2,395,814,476

                                          Average Annual Total Returns
                                          ----------------------------
                                          (For periods ended Dec. 31, 2001)


                              One Year   Three Years     Five Years       Ten Years
                              --------   -----------     ----------       ---------
                              -11.95%      -1.17%          10.58%          13.69%
---------------------------------------------------------------------------------------

Small Cap Equity Index Fund   Small Cap Index Fund portfolio of the State Farm Variable

                                                    Product Trust

                                                  January 29, 1998
                                                    $156,098,678

                                            Average Annual Total Returns
                                            ----------------------------
                                          (For periods ended Dec. 31, 2001)


                              One Year            Three Years           Since Inception
                              --------            -----------          ---------------
                               2.05%                 5.83%                   3.93%
---------------------------------------------------------------------------------------

  International Index Fund              International Index Master Portfolio
                                                   October 1, 1999
                                                     $92,458,277

                                            Average Annual Total Returns
                                            ----------------------------
                                          (For periods ended Dec. 31, 2001)


                              One Year                                 Since Inception
                              --------                                 ---------------
                              -21.35%                                      -9.07%
---------------------------------------------------------------------------------------

   Equity and Bond Fund                          No comparable Fund.

----------------------------------------------------------------------------------------

         Bond Fund                               No comparable Fund

----------------------------------------------------------------------------------------

 Tax Advantaged Bond Fund                        No comparable Fund

----------------------------------------------------------------------------------------

     Money Market Fund              Money Market Fund portfolio of the State Farm

                                               Variable Product Trust

                                               (January 29, 1998)
                                                  $53,536,937

                                            Average Annual Total Returns
                                            ----------------------------
                                          (For periods ended Dec. 31, 2001)


                              One Year            Three Years           Since Inception
                              --------            -----------          ---------------
                               3.71%                 4.82%                   4.91%
---------------------------------------------------------------------------------------

The investment performance indicated in the following four tables shows the average annual total returns for the one-, three-, five- and ten-year periods (or since inception, if shorter) for each of the corresponding funds or composites indicated above, adjusted to reflect the expenses of the Funds, including sales charges where indicated, for the periods ended December 31, 2001. The performance disclosed below is not the performance of the Funds but rather the performance of the corresponding fund or composite adjusted to reflect charges and expenses of the Funds. Although each Fund has substantially similar investment objectives and policies and the same portfolio managers as the corresponding fund or composite, you should not assume that the Funds will have the same future performance as the corresponding fund or composite. For example, any Fund's future performance may be greater or less than the performance of the corresponding fund or composite due to, among other things, differences in expenses, asset sizes and cash flows between a Fund and the corresponding fund or composite. The performance figures quoted represent past performance and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The following four tables show the average annualized total returns for the corresponding funds or composites for the one-, three-, five-and ten-year (or life of the corresponding fund or composite, if shorter) periods ended December 31, 2001. These figures are based on the actual gross investment performance of the corresponding funds or composites. From the gross investment performance figures, the maximum Total Fund Operating Expenses shown on p. 32 are deducted to arrive at the net return. The first table for each Class reflects a deduction for the maximum applicable sales charge, while the second table for each Class reflects no deduction for sales charge. Performance figures will be lower when sales charges are taken into effect.

           Assuming Class A Shares Total Fund Operating Expenses and the Maximum Initial Sales Charge Applicable to Class A Shares

Corresponding Fund or Composite (inception date)       1 Year  3 Years 5 Years 10 Years or Since
       (corresponds to . . . .)                                                    Inception
------------------------------------------------------ ------  ------- ------- -----------------

State Farm Growth Fund, Inc. (March 14, 1968)

                    (Equity Fund)                      -14.65%  -2.11%  7.76%         8.70%
------------------------------------------------------ ------  ------- ------- -----------------
Capital Guardian U.S. Small Cap Equity Composite

               (Small Cap Equity Fund)                  -5.97%   5.84%  8.45%        12.07%
------------------------------------------------------ ------  ------- ------- -----------------
Capital Guardian Non-U.S. Equity Composite

             (International Equity Fund)               -21.56%   1.88%  5.76%         8.44%
------------------------------------------------------ ------  ------- ------- -----------------
S&P 500 Index Master Portfolio (March 1, 1994)

                 (S&P 500 Index Fund)                  -15.45%  -3.00%  9.06%        12.40%
------------------------------------------------------ ------  ------- ------- -----------------
Small Cap Equity Index Fund portfolio of the State
  Farm
Variable Product Trust (January 29, 1998)

                (Small Cap Index Fund)                  -1.59%   4.17%   N/A          2.54%
------------------------------------------------------ ------  ------- ------- -----------------
International Index Master Portfolio (October 1, 1999)

              (International Index Fund)               -24.85%    N/A    N/A        -11.13%
------------------------------------------------------ ------  ------- ------- -----------------
Money Market Fund portfolio of the State Farm
Variable Product Trust (January 29, 1998)

                 (Money Market Fund)                     3.37%   4.48%   N/A          4.55%
------------------------------------------------------ ------  ------- ------- -----------------

           Assuming Class A Shares Total Fund Operating Expenses and
                         with No Initial Sales Charge

Corresponding Fund or Composite (inception date)        1 Year  3 Years 5 Years 10 Years or Since
       (corresponds to . . . .)                                                     Inception
------------------------------------------------------- ------  ------- ------- -----------------

State Farm Growth Fund, Inc. (March 14, 1968)

                     (Equity Fund)                      -11.97%  -1.11%  8.42%         9.03%
------------------------------------------------------- ------  ------- ------- -----------------
Capital Guardian U.S. Small Cap Equity Composite

                (Small Cap Equity Fund)                  -3.01%   6.94%  9.12%        12.41%
------------------------------------------------------- ------  ------- ------- -----------------
Capital Guardian Non-U.S. Equity Composite

              (International Equity Fund)               -19.08%   2.93%  6.41%         8.78%
------------------------------------------------------- ------  ------- ------- -----------------
S&P 500 Index Master Portfolio (March 1, 1994)

                 (S&P 500 Index Fund)                   -12.80%  -2.02%  9.73%        12.84%
------------------------------------------------------- ------  ------- ------- -----------------
Small Cap Equity Index Fund portfolio of the State Farm
Variable Product Trust (January 29, 1998)

                (Small Cap Index Fund)                    1.47%   5.25%   N/A          3.35%
------------------------------------------------------- ------  ------- ------- -----------------
International Index Master Portfolio (October 1, 1999)

              (International Index Fund)                -22.49%    N/A    N/A        -10.21%
------------------------------------------------------- ------  ------- ------- -----------------
Money Market Fund portfolio of the State Farm
Variable Product Trust (January 29, 1998)

                  (Money Market Fund)                     3.37%   4.48%   N/A          4.55%
------------------------------------------------------- ------  ------- ------- -----------------

           Assuming Class B Shares Total Fund Operating Expenses and the Redemption at the End of the Applicable Time Period

Corresponding Fund or Composite (inception date)        1 Year  3 Years 5 Years 10 Years or Since
       (corresponds to . . . .)                                                     Inception
------------------------------------------------------- ------  ------- ------- -----------------

State Farm Growth Fund, Inc. (March 14, 1968)

                     (Equity Fund)                      -15.05%  -2.43%  7.74%         8.63%
------------------------------------------------------- ------  ------- ------- -----------------
Capital Guardian U.S. Small Cap Equity Composite

                (Small Cap Equity Fund)                  -6.37%   5.74%  8.44%        12.01%
------------------------------------------------------- ------  ------- ------- -----------------
Capital Guardian Non-U.S. Equity Composite

              (International Equity Fund)               -21.96%   1.67%  5.70%         8.37%
------------------------------------------------------- ------  ------- ------- -----------------
S&P 500 Index Master Portfolio (March 1, 1994)

                 (S&P 500 Index Fund)                   -15.84%  -3.36%  9.06%        12.44%
------------------------------------------------------- ------  ------- ------- -----------------
Small Cap Equity Index Fund portfolio of the State Farm
Variable Product Trust (January 29, 1998)

                (Small Cap Index Fund)                   -1.99%   3.87%   N/A          2.31%
------------------------------------------------------- ------  ------- ------- -----------------
International Index Master Portfolio (October 1, 1999)

              (International Index Fund)                -25.24%    N/A    N/A        -11.45%
------------------------------------------------------- ------  ------- ------- -----------------
Money Market Fund portfolio of the State Farm
Variable Product Trust (January 29, 1998)

                  (Money Market Fund)                    -0.05%   3.26%   N/A          3.57%
------------------------------------------------------- ------  ------- ------- -----------------

           Assuming Class B Shares Total Fund Operating Expenses and
            No Redemption at the End of the Applicable Time Period

Corresponding Fund or Composite (inception date)        1 Year  3 Years 5 Years 10 Years or Since
       (corresponds to . . . .)                                                     Inception
------------------------------------------------------- ------  ------- ------- -----------------

State Farm Growth Fund, Inc. (March 14, 1968)
                     (Equity Fund)                      -12.37%  -1.51%  8.02%         8.63%
------------------------------------------------------- ------  ------- ------- -----------------
Capital Guardian Small Cap Equity Composite
                (Small Cap Equity Fund)                  -3.41%   6.53%  8.71%        12.01%
------------------------------------------------------- ------  ------- ------- -----------------
Capital Guardian Non-U.S. Equity Composite
              (International Equity Fund)               -19.48%   2.51%  6.00%         8.37%
------------------------------------------------------- ------  ------- ------- -----------------
S&P 500 Index Master Portfolio (March 1, 1994)
                 (S&P 500 Index Fund)                   -13.20%  -2.42%  9.33%        12.44%
------------------------------------------------------- ------  ------- ------- -----------------
Small Cap Equity Index Fund portfolio of the State Farm
Variable Product Trust (January 29, 1998)
                (Small Cap Index Fund)                    1.07%   4.85%   N/A          2.95%
------------------------------------------------------- ------  ------- ------- -----------------
International Index Master Portfolio (October 1, 1999)
              (International Index Fund)                -22.89%    N/A    N/A        -10.61%
------------------------------------------------------- ------  ------- ------- -----------------
Money Market Fund portfolio of the State Farm
Variable Product Trust (January 29, 1998)
                  (Money Market Fund)                     2.95%   4.06%   N/A          4.13%
------------------------------------------------------- ------  ------- ------- -----------------

                                   APPENDIX B


                                Small Cap  International  S&P 500  Small Cap  International  Equity and          Tax      Money
                        Equity    Equity       Equity     Index      Index        Equity       Bond      Bond  Advantage  Market
                        Fund      Fund         Fund       Fund       Fund         Fund         Fund      Fund  Bond Fund  Fund
Symbols  y - permitted
n - not permitted
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Debt Securities            n       n            n            y         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities    n       n            n            n         n            n            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage
Obligations and
Multiclass Pass-Through
Securities                 n       n            n            n         n            n            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Corporate Asset-Backed
Securities                 n       n            n            n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through
Securities                 n       n            n            n         n            n            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed
Securities                 n       n            n            n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Corporate Securities       y       y            y            y         y            y            y        y        y        y
--------------------------------------------------------------------------------------------------------------------------------
Loans and Other Direct
Indebtedness               n       n            n            n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Lower Rated Bonds          n       n            n            n         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds            n       n            n            n         n            n            n        n        y        n
--------------------------------------------------------------------------------------------------------------------------------
Speculative Bonds          n       n            n            n         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Securities                 y       y            y            y         y            y            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Variable and Floating
Rate Obligations           n       n            n            y         y            y            n        n        y        n
--------------------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds          n       n            n            n         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Equity Securities          y       y            y            y         y            y            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Foreign Securities
Exposure                   y       y            y            n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Depositary Receipts        y       y            y            n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Dollar-Denominated
Foreign Money Market
Securities                 y       y            y            y         y            y            y        y        y        y
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets           n       n            y            n         n            y            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Foreign Securities         y       y            y            n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Forward Contracts          y       y            y            n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Futures Contracts          n       n            n            y         y            y            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Indexed Securities/
Structured Products        n       n            n            n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate
Obligations                n       n            n            n         n            n            n        n        y        n
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                                Small Cap  International  S&P 500  Small Cap  International  Equity and          Tax      Money
                        Equity    Equity       Equity       Index     Index        Equity       Bond     Bond  Advantage  Market
                        Fund      Fund         Fund         Fund      Fund         Fund         Fund     Fund  Bond Fund  Fund
Symbols y - permitted
n - not permitted
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Investment in Other
Investment Companies
--------------------------------------------------------------------------------------------------------------------------------
  Open-End                y         y           y            y         y           y             y        y        y         y
--------------------------------------------------------------------------------------------------------------------------------
  Closed-End              y         y           y            y         y           y             y        y        y         y
--------------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio
Securities                y         y           y            y         y           y             y        y        y         y
--------------------------------------------------------------------------------------------------------------------------------
Leveraging Transactions   y         y           y            y         y           y             y        y        y         y
--------------------------------------------------------------------------------------------------------------------------------
Bank Borrowings           y         y           y            n         n           n             y        y        y         y
--------------------------------------------------------------------------------------------------------------------------------
Mortgage "Dollar-Roll"
Transactions              n         n           n            n         n           n             y        y        n          n
--------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
Agreements                y         y           y            y         y           y             y        y        y          y
--------------------------------------------------------------------------------------------------------------------------------
Options                   n         n           n            y         y           y             y        y        y          n
--------------------------------------------------------------------------------------------------------------------------------
Options on Foreign
Currencies                n         n           n            n         n           n             n        n        n          n
--------------------------------------------------------------------------------------------------------------------------------
Options on Futures
Contracts                 n         n           n            y         y           y             y        y        y          n
--------------------------------------------------------------------------------------------------------------------------------
Options on Securities     n         n           n            n         n           n             n        n        n          n
--------------------------------------------------------------------------------------------------------------------------------
Options on Stock Indices  n         n           n            y         y           y             n        n        n          n
--------------------------------------------------------------------------------------------------------------------------------
Reset Options             n         n           n            n         n           n             n        n        n          n
--------------------------------------------------------------------------------------------------------------------------------
"Yield Curve" Options     n         n           n            n         n           n             n        n        n          n
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements     y         y           y            y         y           y             y        y        y          y
--------------------------------------------------------------------------------------------------------------------------------
Restricted Securities     y         y           y            y         y           y             y        y        y          y
--------------------------------------------------------------------------------------------------------------------------------
Short Sales               n         n           n            n         n           n             n        n        n          n
--------------------------------------------------------------------------------------------------------------------------------
Short Sales Against
the Box                   n         n           n            n         n           n             n        n        n          n
--------------------------------------------------------------------------------------------------------------------------------
Short Term Instruments    y         y           y            y         y           y             y        y        y          y
--------------------------------------------------------------------------------------------------------------------------------
Swaps and Related
Derivative Instruments    n         n           n            n         n           n             y        y        y          n
--------------------------------------------------------------------------------------------------------------------------------
Temporary Borrowings      y         y           y            n         n           n             y        y        y          y
--------------------------------------------------------------------------------------------------------------------------------
Temporary Defensive
Positions                 y         y           y            n         n           n             y        y        y          n
--------------------------------------------------------------------------------------------------------------------------------
Warrants                  n         y           y            y         y           y             y        y        n          n
--------------------------------------------------------------------------------------------------------------------------------
"When-issued" Securities  y         y           y            y         y           y             y        y        y          y
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS




You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareowners. Those reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last six months or fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Trust. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


INVESTMENT CO. ACT FILE NO. 811-10027

         State Farm Mutual Funds
         Three State Farm Plaza, R-4
         Bloomington, IL 61791-0001

         FORWARDING SERVICE REQUESTED

                                                                            U.S.
                                                                         POSTAGE

                                                                            PAID

                                                                           STATE
                                                                            FARM

                                                                       INSURANCE
                                                                       COMPANIES

                                                             PRESORTED STANDARD





                                  Issued By:
                    State Farm Investment Management Corp.
                          Three State Farm Plaza, R4
                       Bloomington, Illinois 61791-0001
                                1-800-447-4930
             120-6345.4-CH

================================================================================

                          STATE FARM MUTUAL FUND TRUST

                             STATE FARM EQUITY FUND
                        STATE FARM SMALL CAP EQUITY FUND
                      STATE FARM INTERNATIONAL EQUITY FUND
                          STATE FARM S&P 500 INDEX FUND
                         STATE FARM SMALL CAP INDEX FUND
                       STATE FARM INTERNATIONAL INDEX FUND
                         STATE FARM EQUITY AND BOND FUND
                              STATE FARM BOND FUND
                       STATE FARM TAX ADVANTAGED BOND FUND
                          STATE FARM MONEY MARKET FUND


                             Three State Farm Plaza
                        Bloomington, Illinois 61791-0001
                                 (800) 447-4930
                       STATEMENT OF ADDITIONAL INFORMATION
                           CLASS A AND CLASS B SHARES
                                   May 1, 2002

This Statement of Additional Information (SAI) is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus (the "Prospectus") dated the same date as this SAI. The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2001 are incorporated into this SAI by reference from the Trust's annual report to shareholders. You may obtain a copy of the Prospectus or the annual report at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

                               TABLE OF CONTENTS

                                                                                                                 PAGE
INFORMATION ABOUT THE FUNDS........................................................................................1
INVESTMENT OBJECTIVES..............................................................................................1
INVESTMENT TECHNIQUES AND RISKS....................................................................................2
         Equity Securities.........................................................................................2
         Debt Securities...........................................................................................3
         Convertible Securities....................................................................................4
         U.S. Government Securities................................................................................4
         Exchange-Traded Funds.....................................................................................5
         Floating- and Variable-Rate Obligations...................................................................5
         Letters of Credit.........................................................................................6
         Foreign Securities........................................................................................6
         Stock Index Futures and Options On Stock Index Futures Contracts.........................................13
         Interest Rate Futures Contracts and Related Options......................................................15
         Warrants.................................................................................................17
         Municipal Bonds..........................................................................................18
         Mortgage-Backed Securities...............................................................................18
         Asset-Backed Securities..................................................................................20
         Mortgage Dollar Rolls....................................................................................20
         Money Market Fund........................................................................................20
         Foreign Money Market Instruments.........................................................................21
         Cash and Cash Equivalents................................................................................22
         Repurchase Agreements....................................................................................22
         Privately Issued Securities..............................................................................22
         Forward Commitments, When-Issued And Delayed Delivery Securities.........................................23
         Loans Of Portfolio Securities............................................................................24
         Defensive Investments....................................................................................24
INVESTMENT POLICIES AND RESTRICTIONS..............................................................................25
         Fundamental Restrictions.................................................................................25
         Non-Fundamental Restrictions.............................................................................27
         Operating Policies of the S&P 500 Index Master Portfolio, International Index Master Portfolio
             and the Russell 2000 Master Portfolio ...............................................................28
MORE ABOUT THE EQUITY INDEX FUNDS.................................................................................31
         Master/Feeder Structure..................................................................................31
         Selection of Investments for the Master Portfolio........................................................33
         Tracking Error...........................................................................................33
         Relationship With the Index Providers....................................................................34
         Standard & Poor's........................................................................................34
         Russell 2000.............................................................................................35
         EAFE Index...............................................................................................35
TRUSTEES AND OFFICERS.............................................................................................36
INVESTMENT ADVISORY AGREEMENTS....................................................................................38
         Between the Trust and the Manager........................................................................38

         Between Barclays and the Master Portfolios...............................................................41
         Between the Manager and Capital Guardian.................................................................42
SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS...............................................43
PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................44
         The Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund.........44
         Equity Index Funds.......................................................................................45
         Small Cap Equity Fund and International Equity Fund......................................................45
PORTFOLIO TURNOVER................................................................................................45
DETERMINATION OF NET ASSET VALUE..................................................................................46
PERFORMANCE INFORMATION...........................................................................................48
PURCHASE AND REDEMPTION OF FUND SHARES............................................................................51
DISTRIBUTION EXPENSES.............................................................................................52
DISTRIBUTION PLANS................................................................................................53
         Class A Shares...........................................................................................53
         Class B Shares...........................................................................................53
         General..................................................................................................54
OTHER SERVICE PROVIDERS...........................................................................................55
         Custodians...............................................................................................55
         Transfer Agent...........................................................................................55
         Independent Auditors.....................................................................................55
TAXES.............................................................................................................56
         General Tax Information..................................................................................56
CODE OF ETHICS....................................................................................................61
SHARES............................................................................................................61
         Voting Rights............................................................................................62
FINANCIAL STATEMENTS..............................................................................................63
APPENDIX A:  DESCRIPTION OF BOND RATINGS...........................................................................1

INFORMATION ABOUT THE FUNDS

          State Farm Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of ten separate funds, each of which has its own investment objective, investment policies, restrictions and risks (each a "Fund," and collectively, the "Funds").


          The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This SAI relates to Class A and Class B shares.


          Three of the Funds - State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund and State Farm International Index Fund (together, the "Equity Index Funds") - seek to achieve their respective investment objectives by investing all of their assets in the S&P 500 Index Master Portfolio, Russell 2000 Index Master Portfolio and International Index Master Portfolio (each a "Master Portfolio"), respectively, each of which is a series of Master Investment Portfolio (the "Master Fund"), an open-end, management investment company. Each Master Portfolio has substantially the same investment objective as the corresponding Equity Index Fund. Any Equity Index Fund may withdraw its investment in a corresponding Master Portfolio at any time if the Board of Trustees of the Trust determines that such action is in the best interests of the respective Equity Index Fund and its shareholders. Upon such withdrawal, the Board of Trustees would consider alternative investments, including investing all of an Equity Index Fund's assets in another investment company with the same investment objective as the Equity Index Fund or hiring an investment adviser to manage the Equity Index Fund's assets in accordance with the investment policies and restrictions described in the Trust's prospectus and this Statement of Additional Information.

          Each Fund (including the Equity Index Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds.

INVESTMENT OBJECTIVES

          The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with thirty days' prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS

          In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.


          To the extent set forth in this SAI, each Equity Index Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Equity Index Funds and the Master Portfolio in every instance, the following sections generally refer to the Funds or Equity Index Funds only.


EQUITY SECURITIES

          Each of the Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund (through the Equity Fund), and Equity Index Funds invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company's organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

          The Small Cap Equity Fund's and the Small Cap Index Fund's investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

          Because the Small Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

          Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

          The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

          Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

          In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

          The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of Barclays Global Fund Advisors ("Barclays"), the investment adviser for the S&P 500 Index Master Portfolio, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund's net assets. To the extent the ratings given by Moody's or by S&P may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

          The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

          The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

          Convertible securities generally rank senior to common stock in an issuer's capital structure and may entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

          Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

          U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

          Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.


EXCHANGE-TRADED FUNDS

     The Equity Index Funds may purchase shares of exchange-traded funds ("ETFs"), including shares of ETFs that are affiliates of a Master Portfolio. Typically, an Equity Index Fund would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Equity Index Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Equity Index Funds' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

         An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and an Equity Index Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


FLOATING- AND VARIABLE-RATE OBLIGATIONS

The Equity Index Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Equity Index Fund may invest in obligations which are not so rated only if Barclays determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Equity Index Fund may invest. Barclays, on behalf of each Equity Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Equity Index Fund's portfolio. The Equity Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

          The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

          In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund's limitations on investment in such securities.

LETTERS OF CREDIT

          Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of Barclays, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

          Each of Equity Fund, Small Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

          With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

          Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

          Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

          EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

          Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

          The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the "Commission"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of Commission action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

          Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

          CURRENCY EXCHANGE TRANSACTIONS. The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract ("forward contract") or through foreign currency futures contracts.

          FORWARD CONTRACTS. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

          Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

          If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

          At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

          It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

          FOREIGN CURRENCY FUTURES CONTRACTS. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. The International Index Fund will engage in foreign currency futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant (an "FCM"), which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Barclays, on a consistent basis, uses the following FCMs on behalf of the Trust: UBS Warburg LLC, Stamford, CT, J.P. Morgan Futures Inc., New York, New York, Morgan Stanley & Co. Incorporated, New York, New York, Merrill Lynch Futures Inc., San Francisco, CA, Lehman Brothers Inc., New York, New York, Salomon Smith Barney Inc., New York, New York, Goldman Sachs & Co. Futures Services, New York, New York, Carr Futures Inc., Chicago, Illinois, Deutsche Bank Securities Inc., New York, New York.

          While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Index Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Index Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Index Fund may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

          To hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Index Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Index Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Index Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Index Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

          The effective use of futures strategies depends on, among other things, the International Index Fund's ability to terminate futures positions at times when Barclays deems it desirable to do so. Although the International Index Fund will not enter into a futures position unless Barclays believes that a liquid secondary market exists for such future, there is no assurance that the International Index Fund will be able to effect closing transactions at any particular time or at an acceptable price. The International Index Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

          Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

          The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Barclays to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

          The International Index Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Index Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Index Fund might not be successful and the International Index Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Index Fund's overall return could be less than if the hedging transactions had not been undertaken.

          Under certain extreme market conditions, it is possible that the International Index Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Index Fund.

          The International Index Fund will purchase or sell futures contracts only if, in Barclays' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Index Fund's portfolio for the hedge to be effective. There can be no assurance that Barclays' judgment will be accurate.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the International Index Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Index Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the International Index Fund, which could require the International Index Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Index Fund's ability effectively to hedge its securities, or the relevant portion thereof.

          The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Barclays does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Index Fund's investments.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates.

          The cost to the International Index Fund engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

          EUROPEAN CURRENCY UNIFICATION. Effective January 1, 1999, eleven of the fifteen member countries of the European Union adopted a single European currency, the Euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four European Union countries not currently participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

          The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

          Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

          Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

          The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund.

          Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes).

          To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

          The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund's securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

          Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

          An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

          FCMs or brokers in certain circumstances will have access to Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. Barclays will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM's or brokers hold or have access. Nevertheless, in the event of a FCM's or broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.

          The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of Barclays to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, Barclays will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

          The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

          Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

          A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the national market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.

          Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

          If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

          A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

          Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

          There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

          See additional risk disclosure above under "Stock Index Futures Contracts and Options on Stock Index Futures Contracts."

WARRANTS

          The Small Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

          The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

          The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

          The Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a "pass-through certificate." Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

          Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

          In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

          Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

          This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

          CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes' share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

          Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate ("LIBOR"). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

          CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

          The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

          The Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

          Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

          The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

          The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

          1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody's), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

          2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

          3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

          Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX A for a description of the ratings used by NRSROs.

          Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

          Further, the Money Market Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

          The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

FOREIGN MONEY MARKET INSTRUMENTS

          Each of the Funds that invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

          ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS

          Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund's custodian.

REPURCHASE AGREEMENTS

          Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager, Barclays or Capital Guardian Trust Company ("Capital Guardian"), the sub-adviser to Small Cap Equity Fund and International Equity Fund, believe present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager, Barclays or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager, Barclays or Capital Guardian may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

          A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

          A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager, Capital Guardian or Barclays to be "illiquid" are subject to the Trust's policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager, Capital Guardian or Barclays will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

          A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager, Barclays or Capital Guardian deem it advisable for investment reasons.

          When-issued securities include TBA ("to be announced") securities.
TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring or missing an opportunity to make an alternative investment.

          A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

          At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

          Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Fund. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

          The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

          For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES--GENERAL TAX INFORMATION.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

          The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager, Capital Guardian or Barclays (under the supervision of the Board of Trustees) deems creditworthy.

DEFENSIVE INVESTMENTS

          Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or Capital Guardian determine that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

2a. INDUSTRY CONCENTRATION - EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL EQUITY FUND, EQUITY AND BOND FUND AND BOND FUND. The Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund and Bond Fund will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b. INDUSTRY CONCENTRATION - MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c. INDUSTRY CONCENTRATION - EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d. INDUSTRY CONCENTRATION - TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING. No Fund will borrow money, except that, for temporary purposes,: (a) a Fund may borrow from banks (as defined in the 1940
          Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8. SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a. INVESTMENTS - TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

9b. EQUITY INDEX FUNDS. Each of the Equity Index Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund.

9c. INVESTMENTS - EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

          For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

        The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or
          (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

          (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

          (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS - MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Equity and Bond Fund.


6. Investment Company Names: Each of the Equity Fund, the Small Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund's name, and each will notify its shareholders at least 60 days prior to any change in such policy.

          Non-fundamental restriction #5 does not apply to the Equity Index Funds because each Equity Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a Master Portfolio.


OPERATING POLICIES OF THE S&P 500 INDEX MASTER PORTFOLIO, THE INTERNATIONAL INDEX MASTER PORTFOLIO, AND THE RUSSELL 2000 INDEX MASTER PORTFOLIO

          The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

          These Master Portfolios may not:

     (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

     (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

     (8) [S&P 500 Index Master Portfolio only] Purchase securities on margin, but the S&P 500 Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

          The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following non-fundamental operation policies which may be changed by the Board of Trustees of the Master Fund without the approval of the holders of the Master Portfolio's outstanding securities. The Master Portfolios may:

               1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

               2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

               3. lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.


               4. [S&P 500 Index and International Index Master Portfolios only] The S&P 500 Index Master Portfolio and the International Index Master Portfolio may not purchase interests, leases or limited partnerships in oil, gas or other mineral exploration or development programs.

               5. Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MORE ABOUT THE EQUITY INDEX FUNDS

MASTER/FEEDER STRUCTURE

          The Equity Index Funds seek to achieve their investment objective by investing all of their assets into Master Portfolios of the Master Fund. The Equity Index Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the Equity Index Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Equity Index Funds nor their respective shareholders will be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

          An Equity Index Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Equity Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to a Master Portfolio.

          The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever an Equity Index Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Equity Index Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Equity Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Equity Index Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

          Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Equity Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Equity Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Equity Index Fund's portfolio in accordance with its objective. In the latter case, the Equity Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Equity Index Fund. The Equity Index Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Equity Index Fund or the Master Portfolio, to the extent possible.

SELECTION OF INVESTMENTS FOR THE MASTER PORTFOLIO

          The manner in which stocks are chosen for each of the Equity Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in a Master Portfolio's portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.

          As briefly discussed in the Prospectus, the S&P 500 Index Master Portfolio generally holds every stock in the S&P 500. However, each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Russell 2000 Index Master Portfolio attempts to hold a representative sample of the securities in its benchmark index, which are selected by Barclays utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the Master Portfolio based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Index Master Portfolio holds securities selected by Barclays utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. Barclays seeks to construct the portfolio of each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index.

          Over time, the portfolio composition of each Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio and the International Index Master Portfolio, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Master Portfolios to incur transaction costs and other expenses. Each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio reserve the right to invest in all of the securities in their benchmark index.

TRACKING ERROR

          Barclays uses the "expected tracking error" of a Master Portfolio as a way to measure the Master Portfolio's performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Master
Portfolio will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Master Portfolio increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Master Portfolio, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of a Master Portfolio to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Master Fund will consider what action might be appropriate to reduce the tracking error.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S
          The S&P 500 Index Fund and the S&P 500 Index Master Portfolio seek to match the performance of the Standard & Poor's Index of 500 stocks ("S&P 500"). "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard and Poor's 500" and "500"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Mutual Fund Trust (the "Trust"). Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

          S&P makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, the S&P 500 Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P 500 Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

          The Small Cap Index Fund and the Russell 2000 Index Master Portfolio seek to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about
10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of Frank Russell Company. Neither the Small Cap Index Fund nor the Russell 2000 Index Master Portfolio is promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

          Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

          Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE-Registered Trademark- FREE INDEX

          The International Index Fund and the International Index Master Portfolio seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("the EAFE-Registered Trademark- Free Index"). The EAFE-Registered Trademark- Free Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. Neither the International Index Fund nor the International Index Master Portfolio is sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund, the International Index Master Portfolio or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund or International Index Master Portfolio particularly or the ability of the EAFE-Registered Trademark- Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE-Registered Trademark- Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or International Index Master Portfolio or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE-Registered Trademark- Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash.
Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE EAFE-Registered Trademark- FREE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE-Registered Trademark- FREE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE-Registered Trademark-FREE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI TO THE TRUST OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE-Registered Trademark- FREE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES AND OFFICERS


          The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

          The Board of Trustees established an "Executive Committee" that serves to act on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust, Bylaws and with applicable law. The Board of Trustees designated Edward B. Rust, Jr. and Roger S. Joslin as the members of the Executive Committee.

          It is possible that the interests of the Equity and Bond Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Equity and Bond Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the Manager and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

          The Trustees and officers of the Trust, their ages at December 31, 2001, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Trustees who are not interested persons of the Trust as defined under the 1940 Act, and next for Trustees who are interested persons of the Trust and for officers.

Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                  Portfolios
                                          Length of                                                 in Fund
                             Position    Time Served                                                Complex         Other
                            Held with    and Term of       Principal Occupation(s) During          Overseen     Directorships
 Name, Address, and Age        Fund         Office                 the Past 5 Years               by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas M. Mengler,         Trustee       Began         DEAN - University of Illinois College of       20             None
Swanland Building                        service in    Law; TRUSTEE - State Farm Variable
601 E. John Street                       2000 and      Product Trust, State Farm Associates'
Champaign, Illinois                      serves        Funds Trust.
61820                                    until
Age 48                                   successor
                                         is elected
                                         or
                                         appointed.
--------------------------------------------------------------------------------------------------------------------------------
James A. Shirk,            Trustee       Began         DIRECTOR and PRESIDENT - Beer Nuts, Inc.       20             None
103 North Robinson                       service in    (manufacturer of snack foods); TRUSTEE -
Bloomington, Illinois                    2000 and      State Farm Variable Product Trust, State
61701                                    serves        Farm Associates' Funds Trust.
Age 58                                   until
                                         successor
                                         is elected
                                         or
                                         appointed.
--------------------------------------------------------------------------------------------------------------------------------
Victor J. Boschini,        Trustee       Began         PRESIDENT (since 1999) and VICE                20             None
1000 Gregory St.,                        service in    PRESIDENT (1997-1999) - Illinois State
Normal, Illinois 61761                   2000 and      University; ASSOCIATE PROVOST
Age 45                                   serves        (1990-1997) - Butler University; TRUSTEE
                                         until         - State Farm Variable Product Trust,
                                         successor     State Farm Associates' Funds Trust.
                                         is elected
                                         or
                                         appointed.
--------------------------------------------------------------------------------------------------------------------------------
David L. Vance,            Trustee       Began         PRESIDENT (since 2000) - Caterpillar           20             None
100 N.E. Adams St.                       service in    University; CHIEF ECONOMIST AND MANAGER
Peoria, Illinois 61629,                  2000 and      of the Business Intelligence Group,
Age 50                                   serves        (since 1994) - Caterpillar, Inc.;
                                         until         TRUSTEE - State Farm Variable Product
                                         successor     Trust, State Farm Associates' Funds
                                         is elected    Trust.
                                         or
                                         appointed.
--------------------------------------------------------------------------------------------------------------------------------
Donald A. Altorfer,        Trustee       Began         CHAIRMAN (since 1998) - Altorfer, Inc.         20             None
4200 Rodger Street                       service in    (dealer in heavy machinery and
Springfield, Illinois                    2000 and      equipment); PRESIDENT (1981-1998) -
62703                                    serves        Capitol Machinery Company; TRUSTEE -
Age 58                                   until         State Farm Variable Product Trust, State
                                         successor     Farm Associates' Funds Trust.
                                         is elected
                                         or
                                         appointed.
--------------------------------------------------------------------------------------------------------------------------------



Information about Officers and Interested Trustees of State Farm Mutual Fund
Trust

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                  Portfolios
                                          Length of                                                 in Fund
                             Position    Time Served                                                Complex         Other
                            Held with    and Term of       Principal Occupation(s) During          Overseen     Directorships
 Name, Address, and Age        Fund         Office                 the Past 5 Years               by Trustee   Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.*,      Trustee and   Began         CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE         20       DIRECTOR
One State Farm Plaza,      President     service in    OFFICER, and DIRECTOR - State Farm                      -McGraw-Hill
Bloomington, Illinois                    2000 and      Mutual Automobile Insurance Company;                    Corporation
61710,                                   serves        PRESIDENT and DIRECTOR - State Farm VP
Age 51                                   until         Management Corp., State Farm Investment
                                         successor     Management Corp.; PRESIDENT and TRUSTEE
                                         is elected    - State Farm Variable Product Trust,
                                         or            State Farm Associates' Funds Trust.
                                         appointed.
--------------------------------------------------------------------------------------------------------------------------------
Roger S. Joslin*, One      Trustee,      Began         VICE CHAIRMAN OF THE BOARD and DIRECTOR        20       DIRECTOR-
State Farm Plaza,          Senior Vice   service in    (also TREASURER and CHIEF FINANCIAL                     Archer Daniels
Bloomington, Illinois      President,    2000 and      OFFICER before July, 2001) - State Farm                 Midland Company
61710                      and           serves        Mutual Automobile Insurance Company;
Age 65                     Treasurer     until         SENIOR VICE PRESIDENT, TREASURER and
                                         successor     DIRECTOR - State Farm Investment
                                         is elected    Management Corp., State Farm VP
                                         or            Management Corp.; SENIOR VICE PRESIDENT,
                                         appointed.    TREASURER and TRUSTEE - State Farm
                                                       Variable Product Trust, State Farm
                                                       Associates' Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------
Jack W. North, One State   Senior Vice   Began         EXECUTIVE VICE PRESIDENT - FINANCIAL           N/A            N/A
Farm Plaza, Bloomington,   President     service in    SERVICES (since 2001), SENIOR VICE
Illinois 61710                           2001 and      PRESIDENT (1998-2001), and REGIONAL VICE
Age 54                                   serves        PRESIDENT (1994-1998) - State Farm
                                         until         Mutual Automobile Insurance Company;
                                         removed.      SENIOR VICE PRESIDENT and DIRECTOR
                                                       (since 2001) - State Farm Investment
                                                       Management Corp., State Farm VP
                                                       Management Corp.; SENIOR VICE PRESIDENT
                                                       (since 2001) - State Farm Variable
                                                       Product Trust, State Farm Associates'
                                                       Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------
Kurt G. Moser, One State   Senior Vice   Began         SENIOR VICE PRESIDENT - INVESTMENTS            N/A            N/A
Farm Plaza, Bloomington,   President     service in    (since 1998) and VICE PRESIDENT-
Illinois 61710                           2000 and      INVESTMENTS (1989-1998) - State Farm
Age 57                                   serves        Mutual Automobile Insurance Company;
                                         until         SENIOR VICE PRESIDENT and DIRECTOR -
                                         removed.      State Farm Investment Management Corp.;
                                                       DIRECTOR - State Farm VP Management
                                                       Corp.; SENIOR VICE PRESIDENT - State
                                                       Farm Variable Product Trust, State Farm
                                                       Associates' Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------
Paul N. Eckley, One        Senior Vice   Began         SENIOR VICE PRESIDENT - INVESTMENTS            N/A            N/A
State Farm Plaza,          President     service in    (since 1998) and VICE PRESIDENT - COMMON
Bloomington, Illinois                    2000 and      STOCKS (1995-1998) - State Farm Mutual
61710                                    serves        Automobile Insurance Company; SENIOR
Age 47                                   until         VICE PRESIDENT - State Farm Investment
                                         removed.      Management Corp., State Farm Variable
                                                       Product Trust, State Farm Associates'
                                                       Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------
Susan D. Waring, One       Vice          Began         SENIOR VICE PRESIDENT and CHIEF                N/A            N/A
State Farm Plaza,          President     service in    ADMINISTRATIVE OFFICER (since 2001) -
Bloomington, Illinois                    2000 and      State Farm Life Insurance Company; VICE
61710                                    serves        PRESIDENT (1997-2001) State Farm Mutual
Age 52                                   until         Automobile Insurance Company; SENIOR
                                         removed.      VICE PRESIDENT and DIRECTOR (since 2001)
                                                       - State Farm VP Management Corp.; VICE
                                                       PRESIDENT - State Farm Investment
                                                       Management Corp., State Farm Variable
                                                       Product Trust, State Farm Associates'
                                                       Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord, One    Vice          Began         VICE PRESIDENT and TREASURER (since            N/A            N/A
State Farm Plaza,          President     service in    7/2001), VICE PRESIDENT and ASSISTANT
Bloomington, Illinois      and           2000 and      TREASURER (1/1999 to 7/2001), EXECUTIVE
61710                      Assistant     serves        ASSISTANT (1/1998 to 1/1999), and
Age 42                     Secretary     until         ASSISTANT CONTROLLER (4/1996 to 1/1998)
                           -Treasurer    removed.      - State Farm Mutual Automobile Insurance
                                                       Company; VICE PRESIDENT and ASSISTANT
                                                       SECRETARY-TREASURER (since 6/2001) and
                                                       ASSISTANT SECRETARY-TREASURER (before
                                                       6/2001) - State Farm Investment
                                                       Management Corp., State Farm VP
                                                       Management Corp., State Farm Variable
                                                       Product Trust, State Farm Associates'
                                                       Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------
Donald E. Heltner, One     Vice          Began         VICE PRESIDENT - FIXED INCOME (since           N/A            N/A
State Farm Plaza,          President     service in    1998) - State Farm Mutual Automobile
Bloomington, Illinois                    2000 and      Insurance Company; VICE PRESIDENT
61710                                    serves        (1989-1998) - MEMBERS Capital Advisors
Age 54                                   until         (a registered investment adviser); VICE
                                         removed.      PRESIDENT - State Farm Variable Product
                                                       Trust, State Farm Associates' Funds
                                                       Trust.
--------------------------------------------------------------------------------------------------------------------------------
John S. Concklin, One      Vice          Began         VICE PRESIDENT - COMMON STOCKS - State         N/A            N/A
State Farm Plaza,          President     service in    Farm Mutual Automobile Insurance
Bloomington, Illinois                    2000 and      Company; VICE PRESIDENT - State Farm
61710                                    serves        Variable Product Trust, State Farm
Age 55                                   until         Associates' Funds Trust.
                                         removed.
--------------------------------------------------------------------------------------------------------------------------------
Randall H. Harbert,        Vice          Began         VICE PRESIDENT - MUTUAL FUNDS (since           N/A            N/A
Three State Farm Plaza,    President     service in    9/2001), ADMINISTRATIVE ASSISTANT
Bloomington, Illinois                    2001 and      (6/2001 to 9/2001), AGENCY FIELD
61791                                    serves        EXECUTIVE (6/1999 to 6/2001), REGIONAL
Age 38                                   until         ADMINISTRATIVE ASSISTANT (6/1998 to
                                         removed.      6/1999), AGENCY FIELD CONSULTANT (6/1997
                                                       to 6/1998), and AGENT (4/1992 to 6/1997)
                                                       - State Farm Mutual Automobile Insurance
                                                       Company; VICE PRESIDENT (since 2001) -
                                                       State Farm Investment Management Corp.,
                                                       State Farm VP Management Corp., State
                                                       Farm Variable Product Trust, State Farm
                                                       Associates' Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------
David R. Grimes, Three     Vice          Began         ASSISTANT VICE PRESIDENT - State Farm          N/A            N/A
State Farm Plaza,          President     service in    Mutual Automobile Insurance Company;
Bloomington, Illinois      and           2000 and      VICE PRESIDENT AND SECRETARY - State
61791                      Secretary     serves        Farm Investment Management Corp., State
Age 59                                   until         Farm VP Management Corp.; State Farm
                                         removed and   Variable Product Trust, State Farm
                                         successor     Associates' Funds Trust.
                                         is
                                         appointed.
--------------------------------------------------------------------------------------------------------------------------------
Duncan Funk, One State     Assistant     Began         INVESTMENT OFFICER (since 1998) and            N/A            N/A
Farm Plaza, Bloomington,   Vice          service in    INVESTMENT ANALYST (1984-1998) - State
Illinois 61710             President     2000 and      Farm Mutual Automobile Insurance
Age 40                                   serves        Company; ASSISTANT VICE PRESIDENT -
                                         until         State Farm Variable Product Trust, State
                                         removed.      Farm Associates' Funds Trust.
--------------------------------------------------------------------------------------------------------------------------------



----------
*Messrs. Rust and Joslin are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

          Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Trustees who are not interested persons of any Fund will receive a monthly retainer equal to $1,750.00, and a fee for each board meeting attended at a rate of $750.00 per meeting. These fees are paid to the Trustees on behalf of the Trust and on behalf of ten other mutual funds advised by the Manager. Each fund managed by the Manager shares in the fees for Trustees who are not interested persons pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Trustees who are not interested persons of the Funds will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

          Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.



                         AGGREGATE                   TOTAL COMPENSATION
                         COMPENSATION                FROM THE TRUST AND OTHER STATE FARM
NAME                     FROM THE TRUST /(1)/        MUTUAL FUNDS /(1)(2)/
----                     ------------------          -------------------
Edward B. Rust, Jr.      None /(3)/                  None /(3)/
Roger S. Joslin          None /(3)/                  None /(3)/
Thomas M. Mengler        $2,031                      $23,444
James A. Shirk           $2,031                      $23,444
Donald Altorfer          $2,031                      $23,444
Victor Boschini          $2,031                      $23,444
David L. Vance           $2,031                      $23,444

/(1)/ For the fiscal year ended December 31, 2001.


/(2)/ The other "State Farm Mutual Funds" are State Farm Variable Product
      Trust and State Farm Associates' Funds Trust.

/(3)/ Non-compensated interested trustee.


         The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2001.

---------------------------------------------------------------------------------------------------------------
Name of Trustee     Dollar Range of   Dollar Range of   Dollar Range of     Dollar Range of   Aggregate
                    Equity            Equity            Equity Securities   Equity            Dollar Range of
                    Securities in     Securities in     in International    Securities in     Equity
                    Equity Fund       Small Cap         Equity Fund         S&P 500 Index     Securities in
                                      Equity Fund                           Fund              Small Cap Index
                                                                                              Fund
---------------------------------------------------------------------------------------------------------------
Thomas M. Mengler   None              None              None                None              None
---------------------------------------------------------------------------------------------------------------
James A. Shirk      None              None              None                None              None
---------------------------------------------------------------------------------------------------------------
Victor J. Boschini  None              None              None                None              None
---------------------------------------------------------------------------------------------------------------
David L. Vance      None              None              None                None              None
---------------------------------------------------------------------------------------------------------------
Donald A. Altorfer  None              None              None                None              None
---------------------------------------------------------------------------------------------------------------
Edward B. Rust,     None              None              None                None              None
Jr.
---------------------------------------------------------------------------------------------------------------
Roger S. Joslin     None              None              None                None              None
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Name of Trustee   Dollar Range of    Dollar Range    Dollar Range     Dollar Range     Dollar Range   Aggregate
                  Equity             of Equity       of Equity        of Equity        of Equity      Dollar Range
                  Securities in      Securities in   Securities in    Securities in    Securities     of Equity
                  International      Equity and      Bond Fund        Tax Advantaged   in Money       Securities in
                  Index Fund         Bond Fund                        Bond Fund        Market Fund    all Registered
                                                                                                      Investment
                                                                                                      Companies
                                                                                                      Overseen by
                                                                                                      Trustee in
                                                                                                      Family of
                                                                                                      Investment
                                                                                                      Companies
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Thomas M.         None               None            None             None             None             None
Mengler
----------------------------------------------------------------------------------------------------------------------
James A. Shirk    None               None            None             None             None           Over $100,000
----------------------------------------------------------------------------------------------------------------------
Victor J.         None               None            None             None             None             None
Boschini
----------------------------------------------------------------------------------------------------------------------
David L. Vance    None               None            None             None             None             None
----------------------------------------------------------------------------------------------------------------------
Donald A.         None               None            None             None             None             None
Altorfer
----------------------------------------------------------------------------------------------------------------------
Edward B. Rust,   None               None            None             None             None           Over $100,000
Jr.
----------------------------------------------------------------------------------------------------------------------
Roger S. Joslin   None               None            None             None             None           Over $100,000
----------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING NON-INTERESTED TRUSTEEES OF THE TRUST

         As of December 31, 2001, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by State Farm VP Management Corp. ("Management Corp."). Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the non-interested Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

         During the period January 1, 2000 to December 31, 2001, neither the non-interested Trustees of the Trust nor their immediate family members had any direct or indirect:

     . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

     . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

     . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.


INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER




         The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

         In considering the approval of the continuation of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by the Manager to the Funds. The Manager regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the profitability of the Investment Advisory and Management Services Agreement to the Manager. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

         Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Investment Advisory and Management Services Agreement at a Board meeting held in March 2002.

         The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

         Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

         Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

         The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Small Cap Equity Fund, International Equity Fund and the Equity Index Funds), is responsible for monitoring the performance of the Equity Index Funds, is responsible for managing the investments of such Funds, and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

         The Investment Advisory and Management Services Agreement requires the Trust to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and Trustees who are not affiliated with the Manager; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

         As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

Equity Fund                          0.60% of net assets
Small Cap Equity Fund                0.80% of net assets
International Equity Fund            0.80% of net assets
S&P 500 Index Fund                   0.15% of net assets
Small Cap Index Fund                 0.25% of net assets
International Index Fund             0.25% of net assets
Equity and Bond Fund                 0.40% of net assets
Bond Fund                            0.10% of net assets
Tax Advantaged Bond Fund             0.10% of net assets
Money Market Fund                    0.10% of net assets

       The Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager. The Manager has agreed to reimburse the Equity and Bond Fund for all other expenses incurred, but not for the 12b-1 Distribution Fee or the Shareholder Services Fee. This expense limitation is voluntary and the Manager may eliminate it at any time. The Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets.

                                       CLASS A              CLASS B
                                       -------              -------
Equity Fund                               1.20%               1.60%
Small Cap Equity Fund                     1.40%               1.80%
International Equity Fund                 1.50%               1.90%
S&P 500 Index Fund                        0.80%               1.20%
Small Cap Index Fund                      0.95%               1.35%
International Index Fund                  1.15%               1.55%
Equity and Bond Fund                      None                None
Bond Fund                                 0.70%               1.10%
Tax Advantaged Bond Fund                  0.70%               1.10%
Money Market Fund                         0.60%               1.00%

The reimbursement arrangement set forth above and the reimbursement arrangement for the Equity and Bond Fund are voluntary and may be eliminated by the Manager at any time.

          As described below, the Manager has engaged Capital Guardian as the investment sub-adviser for the Small Cap Equity Fund and International Equity Fund.


          Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.


          For calendar year 2001 and for the period from the commencement of each Fund's investment operation through December 31, 2000, the Funds paid the following advisory fees to the Manager.

-----------------------------------------------------------------------------------------------------------------------------
                                     GROSS FEE PAID                EXPENSE REIMBURSEMENT                    NET FEE
                                   2001          2000              2001             2000              2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Equity Fund                      $300,149      $47,610/(1)/      $ 33,719              $0/(1)/      $266,430     $47,610/(1)/
Small Cap Equity Fund             383,653      $26,589/(2)/        41,355          $2,499/(2)/       342,298     $24,090/(2)/
International Equity Fund         340,576      $25,326/(2)/       107,895         $11,090/(2)/       232,681     $14,236/(2)/
S&P 500 Index Fund                 77,428       $2,224/(4)/        55,024         $29,118/(4)/        22,404   ($26,894)/(4)/
Small Cap Index Fund              131,008       $3,758/(4)/        69,752         $30,949/(4)/        61,256   ($27,191)/(4)/
International Index Fund          110,051       $3,562/(4)/        64,814         $29,971/(4)/        45,237   ($26,409)/(4)/
Equity & Bond Fund                   0              $0/(1)/        62,138         $16,770/(1)/       (62,138)  ($16,770)/(1)/
Bond Fund                          54,952       $8,306/(1)/        15,058              $0/(1)/        39,894      $8,306/(1)/
Tax Advantaged Bond Fund           54,541       $8,294/(1)/         7,694              $0/(1)/        46,847      $8,294/(1)/
Money Market Fund                  12,615         $492/(3)/        31,360          $5,542/(3)/       (18,745)   ($5,050)/(3)/
-----------------------------------------------------------------------------------------------------------------------------


/(1)/ Commenced investment operations on October 31, 2000
/(2)/ Commenced investment operations on December 5, 2000
/(3)/ Commenced investment operations on December 12, 2000
/(4)/ Commenced investment operations on December 18, 2000

          The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

          The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

          The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

          The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BARCLAYS AND THE MASTER PORTFOLIOS

          Barclays is investment adviser to the Master Portfolios. Barclays is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, Barclays provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, Barclays furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually (i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and
(ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

          Barclays is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:

--------------------------------------------------------------------------------
          FUND                                       ANNUAL MANAGEMENT FEE
--------------------------------------------------------------------------------
S&P 500 Index Master Portfolio           0.05% of average daily net assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Russell 2000 Index Master Portfolio    0.10% of average daily net assets,
                                       which includes a 0.02% administrative fee
--------------------------------------------------------------------------------
International Index Master Portfolio   0.25% of the average daily net
                                       assets up to $1 billion, which includes
                                       a 0.10% administrative fee, and 0.17% of
                                       the average daily net assets thereafter,
                                       which includes a 0.07% administrative fee
--------------------------------------------------------------------------------

The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the Equity Index Funds. The administration fee is designed to compensate Barclays for custody costs and administration expenses.

          Barclays has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

BETWEEN THE MANAGER AND CAPITAL GUARDIAN

          Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. Capital Guardian manages the investments of the Small Cap Equity Fund and the International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows the Manager's policy of seeking to obtain the most favorable price and efficient execution available.

          For its services, the Manager pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

--------------------------------------------------------------------------------
                                    ANNUAL MANAGEMENT FEE, BASED ON AVERAGE
           FUND                                DAILY NET ASSETS
--------------------------------------------------------------------------------
Small Cap Equity Fund               On the first $25 million        -    0.75%
                                    $25 million to $50 million      -    0.60%
                                    $50 million to $100 million     -    0.425%
                                    Over $100 million               -    0.375%
--------------------------------------------------------------------------------
International Equity Fund           On the first $25 million        -    0.75%
                                    $25 million to $50 million      -    0.60%
                                    $50 million to $250 million     -    0.425%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Over $250 million                         -    0.375%
--------------------------------------------------------------------------------


          The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.


          In considering the approval of the continuation of the sub-advisory Agreement, the Trust's Board of Trustees considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by Capital Guardian to the equity index Funds. Capital Guardian regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similiar investment objectives. The Board of Trustees also considered the level of advisory fees charged by Capital Guardian compared to what other investment advisers charge other similiar investment companies and concluded that the level of fees was appropriate.

          Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Sub-advisory Agreement at a Board meeting held in March of 2002.


SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS

       Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager, Barclays or Capital Guardian acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Manager, Barclays or Capital Guardian for one or more of their clients, when one or more other clients are selling the same security.
Pursuant to procedures adopted by the Board of Trustees, the Manager, Barclays or Capital Guardian may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

          If purchases or sales of securities for a Fund or other client of the Manager, Barclays or Capital Guardian arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager, Barclays or Capital Guardian during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

          On occasions when the Manager, Barclays or Capital Guardian (under the supervision of the Board of Trustees) deem the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager, Barclays or Capital Guardian in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

THE EQUITY FUND, EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET FUND.

          As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. Upon commencement of operations, the Trust will disclose brokerage commissions paid.

          In placing orders for securities transactions, the Manager's policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

          When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. In addition, the Manager may select broker-dealers to execute portfolio transactions who are affiliated with the Fund or the Manager. However, all such directed brokerage will be subject to the Manager's policy to attempt to obtain the most favorable price and efficient execution possible.


          During the fiscal years ended December 31, 2000 and December 31,
2001, the Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:



                                 2000                    2001
                                 ----                    ----
Equity Fund                    $31,275                 $11,122
Equity and Bond Fund                $0                      $0
Bond Fund                           $0                      $0
Tax Advantaged Bond Fund            $0                      $0
Money Market Fund                   $0                      $0

EQUITY INDEX FUNDS

          Barclays assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          S&P 500 INDEX MASTER PORTFOLIO. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with Barclays.


          During the fiscal years ended December 31, 2000 and December 31, 2001, the S&P 500 Index Fund, the Small Cap Index Fund, and the International Index Fund paid no brokerage commissions.


SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

          Capital Guardian strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Funds. The Funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


          During the fiscal year ended December 31, 2000, the Small Cap
Equity Fund and the International Equity Fund paid brokerage commissions of $48,299 and $91,150, respectively. During the fiscal year ended December 31, 2001, the Small Cap Equity Fund and the International Equity Fund paid brokerage commissions of $34,164 and $34,584, respectively.


PORTFOLIO TURNOVER


          Because of the Equity Fund's, Small Cap Equity Fund's and International Equity Fund's flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The Equity and Bond Fund's portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

          Consistent with the Equity Index Funds' investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

          In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

          Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

          The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

          ALL FUNDS EXCEPT MONEY MARKET FUND

          Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price.

          Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust and the Master Fund.

          Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust or the Master Fund, as the case may be, as in the case of securities having a maturity of more than 60 days.

          Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

          Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

          Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Boards of Trustees of the Trust or the Master Fund, as the case may be. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

MONEY MARKET FUND

          All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

          The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

          GENERAL

          Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.




          PERFORMANCE INFORMATION

          Each Fund provides information on its "Average Annual Total Return" in the Trust's annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                        P (1 + T) to the power of n = ERV

          Where:
          P = a hypothetical initial payment of $1,000.
          T = average annual total return.
          n = number of years.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion). In computing Average Annual Total Returns for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment. In computing Average Annual Total Returns for Class B shares, the applicable maximum deferred sales load is deducted from the ending redeemable value.

          Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions but not after taxes on redemptions. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                     P (1 + T) to the power of n = ATV\\D\\

               Where:  P = a hypothetical initial payment of $1000.
               T = average annual total return (after taxes on distributions).

               n = number of years.

          ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption. In computing Average Annual Total Returns (After Taxes on Distributions) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

          Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution and Redemption)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions and Redemption)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions and redemptions. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows:

                             P(1 + T)/n/ = ATV\\DR\\

          Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions and redemption).

          n = number of years.

          ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. In computing Average Annual Total Returns (After Taxes on Distributions and Redemption) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

          The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.


          Except for the Money Market Fund, which has its own methods for calculating yields (see below), each Fund may also show its performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2 [ ( a - b + 1) to the power of 6 - 1]
                             -------
                                       cd


          Where:  a = Dividends and interest earned during the period;
                  b = Expenses accrued for the period (net of reimbursements);
                  c = The average daily number of shares outstanding during the period that were entitled to receive dividends; and
                  d = The maximum offering price per share on the last day of the period.



          In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

          Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

          Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

          The tables below reflect the average annual total returns (before and after taxes) for Class A shares for each Fund other than the Money Market Fund for the periods (i) commencement of investment operations in 2000* to December 31, 2001, and (ii) for the 1-year period ending December 31, 2001. The tables also show the average annual total returns for Class B shares for the same periods, before taxes:

                                            Class A                    Class B

         Equity Fund                    Since          1 Year      Since         1 Year
                                        Inception*                 Inception*
--------------------------------------------------------------------------------------------
         Return Before Taxes             -18.58%        -17.01%     -18.92%       -17.44%

         Return After Taxes on
         Distributions                   -18.62%        -17.01%         --            --

         Return After Taxes on
         Distributions & Sale of
         Fund Shares                     -14.83%        -10.36%         --            --


                                            Class A                    Class B

         Small Cap Equity Fund          Since          1 Year      Since         1 Year
                                        Inception*                 Inception*
--------------------------------------------------------------------------------------------
         Return Before Taxes             -6.66%        -5.06%        -6.93%      -5.38%

         Return After Taxes on
         Distributions                   -6.72%        -5.10%           --          --

         Return After Taxes on
         Distributions & Sale of
         Fund Shares                     -5.35%        -3.08%           --          --


                                            Class A                    Class B

         International Equity Fund      Since          1 Year      Since         1 Year
                                        Inception*                 Inception*
--------------------------------------------------------------------------------------------
         Return Before Taxes             -23.13%      -21.79%       -23.43%      -22.07%

         Return After Taxes on
         Distributions                   -23.16%      -21.80%           --           --

         Return After Taxes on
         Distributions & Sale of
         Fund Shares                     -18.48%      -13.27%           --           --

                                                   Class A                    Class B

          S&P 500 Index Fund              Since         1 Year        Since        1 Year
                                          Inception*                  Inception*
--------------------------------------------------------------------------------------------
          Return Before Taxes              -15.04%     -15.38%         -15.31%    -15.64%

          Return After Taxes on
          Distributions                    -15.22%     -15.55%             --         --

          Return After Taxes on
          Distributions & Sale of
          Fund Shares                      -12.11%      -9.36%             --         --

                                                   Class A                    Class B

          Small Cap Index Fund            Since         1 Year        Since        1 Year
                                          Inception*                  Inception*
--------------------------------------------------------------------------------------------
          Return Before Taxes               2.57%       -1.60%           2.34%       1.97%

          Return After Taxes on
          Distributions                     1.79%       -2.35%             --          --

          Return After Taxes on
          Distributions & Sale of
          Fund Shares                       1.68%       -0.97%             --          --

                                                   Class A                    Class B

          International Index Fund        Since         1 Year        Since        1 Year
                                          Inception*                  Inception*
--------------------------------------------------------------------------------------------
          Return Before Taxes              -22.68%     -24.50%         -22.92%     -24.76%

          Return After Taxes on
          Distributions                    -22.78%     -24.59%             --          --

          Return After Taxes on
          Distributions & Sale of
          Fund Shares                      -18.17%     -14.91%             --          --

                                                   Class A                    Class B

          Equity and Bond Fund            Since         1 Year        Since        1 Year
                                          Inception*                  Inception*
--------------------------------------------------------------------------------------------
          Return Before Taxes              -8.70%        -8.48%        -8.88%       -8.72%

          Return After Taxes on
          Distributions                    -9.67%        -9.43%           --           --

          Return After Taxes on
          Distributions & Sale of
          Fund Shares                      -7.41%        -5.16%           --           --

                                                   Class A                    Class B

          Bond Fund                       Since         1 Year        Since        1 Year
                                          Inception*                  Inception*
--------------------------------------------------------------------------------------------
          Return Before Taxes               6.72%         4.17%         6.23%        4.00%

          Return After Taxes on
          Distributions                     4.17%         1.68%           --           --

          Return After Taxes on
          Distributions & Sale of
          Fund Shares                       4.11%         2.50%           --           --

                                                   Class A                    Class B

          Tax Advantaged Bond Fund        Since         1 Year        Since        1 Year
                                          Inception*                  Inception*
--------------------------------------------------------------------------------------------
          Return Before Taxes              3.82%         0.64%         3.66%        0.35%

          Return After Taxes on
          Distributions                    3.82%         0.64%           --           --

          Return After Taxes on
          Distributions & Sale of
          Fund Shares                      3.97%         2.06%           --           --

         For the period ending December 31, 2001, the following Funds had the following 30-day yields:

----------------------------------------------------------------------------------------------------------------------
                                                        Class A                                Class B
----------------------------------------------------------------------------------------------------------------------
Equity and Bond Fund                                     2.51%                                  2.09%
----------------------------------------------------------------------------------------------------------------------
Bond Fund                                                5.00%                                  4.80%
----------------------------------------------------------------------------------------------------------------------
Tax Advantaged Bond Fund                                 4.50%                                  4.26%
----------------------------------------------------------------------------------------------------------------------

*                                   DATE INVESTMENT OPERATIONS COMMENCED
-------------------------------------------------------------------------------------------------------
DATE            10/31/2000            12/05/2000            12/12/2000              12/18/2000
-------------------------------------------------------------------------------------------------------
                Equity Fund          Small Cap Equity Fund     Money Market       S&P 500 Index Fund
            Equity and Bond Fund   International Equity Fund      Fund           Small Cap Index Fund
                 Bond Fund                                                     International Index Fund
         Tax Advantaged Bond Fund

          The Trust makes available various yield quotations with respect to shares of each class of the Money Market Fund. Each of these amounts is calculated based on the seven-day period ending on a particular day. Current yield for a class of shares in the Money Market Fund is computed by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share purchase plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. The Trust also calculates effective yields for each class of the Money Market Fund. Effective yield is calculated in a similar fashion to current yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) to the power of 365/7] - 1

          Current and effective yield for the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields.


          The yields of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 2001, are listed below:



                    Class A          Class B
Current yield       1.44%            1.20%
Effective yield     1.45%            1.21%

          Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

          From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return;
(i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

          The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views as to markets of the Manager,

Barclays or Capital Guardian, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

          From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

          Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

PURCHASE AND REDEMPTION OF FUND SHARES

          Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information - How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information - How to Redeem Fund Shares."

          SPECIAL WAIVERS. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

          RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.


          SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.


          Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

          SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.


          The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.


          SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90 day period for any one account.

          SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

DISTRIBUTION EXPENSES


          Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and distribution plan fees from each Fund under the Distribution Agreement.



          Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or

(ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

          Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.


          During the fiscal year ended December 31, 2001, Management Corp., as principal underwriter to the Trust, received the following payments and commissions from the Trust:



--------------------------------------------------------------------------------
    (1)                 (2)            (3)             (4)            (5)
                        Net        Compensation
  Name of          underwriting   on redemptions
 principal        discounts and        and          Brokerage        Other
underwriter        commissions     repurchases     commissions   compensation
--------------------------------------------------------------------------------
State Farm VP
Management Corp.      $672,971       $9,804          $0             $0


DISTRIBUTION PLANS

          State Farm Mutual Fund Trust has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with Management Corp. for both Class A and Class B shares of each Fund.

CLASS A SHARES

          Pursuant to the Class A Plan, each Fund other than the Money Market Fund will pay Management Corp. 0.25% of the Fund's average daily net assets attributable to Class A shares for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. For the Money Market Fund, the amount is 0.15% of the Fund's average net assets attributable to Class A shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis. The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

          The Funds also will compensate the Manager under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund's average daily net assets attributable to Class A shares.

CLASS B SHARES

          Pursuant to the Class B Plan, each Fund, other than the Money Market Fund, will pay Management Corp. a fee of 0.65% of the average daily net assets attributable to Class B shares for distribution financing activities. For the Money Market Fund, the amount is 0.55% of the Fund's average daily net asset attributable to Class B shares.

          The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

          The Funds will compensate the Manager under the Shareholder Services Agreement for shareholder account services at the rate of 0.25% of the average daily net assets of the Fund attributable to Class B shares.

GENERAL

          In accordance with the terms of the Plans, Management Corp. will provide to each Fund, for review by the Board of Trustees, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

          The Plans were adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

          The anticipated benefits to the Funds and their shareholders that may result from the Plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads, either through Class A or Class B shares. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.




          The tables below reflect the 12b-1 payments made by Class A and Class B of the Funds to Management Corp., and the amount of distribution expenses incurred by Management Corp. Under the 12b-1 Distribution Plans, the Funds make 12b-1 payments to Management Corp. only if Management Corp. has incurred distribution expenses. The Funds may make 12b-1 payments to Management Corp. to reimburse Management Corp. for distribution expenses it incurred in prior periods.

                      Payments and Distributions under the
                         Class A 12b-1 Distribution Plan
                                for the Calendar
                          Year Ended December 31, 2001

                                                                     Small Cap        International        S&P           Small Cap
                                                     Equity Fund    Equity Fund        Equity Fund      Index Fund       Index Fund
                                                   ---------------------------------------------------------------------------------
1)    Payments made by
          Fund to Management                       $  58,405.57    $    60,520.62    $    53,531.12   $   67,931.92    $   66,194.24
                                                   ---------------------------------------------------------------------------------
          Corp. under Rule 12b-1

2)    Distribution Expenses
          incurred by Management Corp.:
      a)  Commissions to
              Registered
              Representatives                      $  29,106.14    $    56,892.62    $    44,581.68   $   69,394.94    $   62,829.36
      b)  Sales Support
              Salaries/Benefits                    $ 161,480.73    $   315,639.97    $   247,338.99   $  385,002.80    $  348,576.99
      c)  Preparation & Mailing of:
              Advertising Costs                    $ 388,609.29    $   759,599.17    $   595,230.34   $  926,523.36    $  838,863.31
              Marketing Costs                      $  99,917.58    $   195,304.93    $   153,043.11   $  238,223.78    $  215,685.00
              Prospectus Costs                     $          -    $            -    $            -   $           -    $           -
                                                   ---------------------------------------------------------------------------------

3)    Total Distribution
          Expenses                                 $ 679,113.74    $ 1,327,436.69    $ 1,040,194.12   $1,619,144.88    $1,465,954.66
                                                   ---------------------------------------------------------------------------------

4)    Excess of Total
          Distribution Expenses
          over payments made by
          Fund under Rule 12b-1                    $ 620,708.17    $ 1,266,916.07    $   986,663.00   $1,551,212.96    $1,399,760.42
                                                   =================================================================================
                                                    International     Equity &                         Tax Advantaged       Money
                                                     Index Fund       Bond Fund        Bond Fund         Bond Fund      Market Fund
                                                   ---------------------------------------------------------------------------------
1)    Payments made by
          Fund to Management                       $    55,140.02  $    11,074.10    $    66,312.01   $    68,856.74   $   11,173.43
                                                   ---------------------------------------------------------------------------------
          Corp. under Rule 12b-1

2)    Distribution Expenses
          incurred by Management Corp.:
      a)  Commissions to
              Registered
              Representatives                      $    45,012.64  $    62,558.49    $    44,908.17   $    61,975.92   $   23,607.02
      b)  Sales Support
              Salaries/Benefits                    $   249,729.92  $   347,074.21    $   249,150.31   $   343,842.14   $  130,971.63
      c)  Preparation & Mailing of:
              Advertising Costs                    $   600,984.21  $   835,246.82    $   599,589.37   $   827,468.71   $  315,188.02
              Marketing Costs                      $   154,522.53  $   214,755.14    $   154,163.89   $   212,755.26   $   81,039.81
              Prospectus Costs                     $            -  $            -    $            -   $            -   $          -
                                                   ---------------------------------------------------------------------------------

3)    Total Distribution
          Expenses                                 $ 1,050,249.30  $ 1,459,634.66    $ 1,047,811.74   $ 1,446,042.03   $  550,806.48
                                                   ---------------------------------------------------------------------------------

4)    Excess of Total
          Distribution Expenses
          over payments made by
          Fund under Rule 12b-1                    $   995,109.28  $ 1,448,560.56    $   981,499.73   $ 1,377,185.29   $  539,633.05
                                                   =================================================================================


                      Payments and Distributions under the
                         Class B 12b-1 Distribution Plan
                                for the Calendar
                          Year Ended December 31, 2001

                                                                     Small Cap       International          S&P           Small Cap
                                                     Equity Fund    Equity Fund       Equity Fund       Index Fund       Index Fund
                                                   ---------------------------------------------------------------------------------
1)    Payments made by
          Fund to Management                       $   139,341.26  $   152,621.57    $   135,821.68   $   157,121.08   $  166,757.32
                                                   ---------------------------------------------------------------------------------
          Corp. under Rule 12b-1

2)    Distribution Expenses
          incurred by Management Corp.:
      a)  Commissions to
              Registered
              Representatives                      $    16,099.97  $    36,600.33    $    29,253.02   $    38,492.51   $   40,536.29
      b)  Sales Support
              Salaries/Benefits                    $   129,585.09  $   294,588.03    $   235,451.16   $   309,817.72   $  326,267.64
      c)  Preparation & Mailing of:
              Advertising Costs                    $   311,851.26  $   708,936.90    $   566,621.84   $   745,587.70   $  785,175.04
              Marketing Costs                      $    80,181.88  $   182,278.86    $   145,687.42   $   191,702.37   $  201,880.89
              Prospectus Costs                     $            -  $            -    $            -   $            -   $           -
                                                   ---------------------------------------------------------------------------------
3)    Total Distribution
          Expenses                                 $   537,718.20  $ 1,222,404.13    $   977,013.44   $ 1,285,600.30   $1,353,859.86
                                                   ---------------------------------------------------------------------------------

4)    Excess of Total
          Distribution Expenses
          over payments made by
          Fund under Rule 12b-1                    $   398,376.94  $ 1,069,782.56    $   841,191.76   $ 1,128,479.22   $1,187,102.54
                                                   =================================================================================


                                                    International   Equity &                          Tax Advantaged       Money
                                                     Index Fund    Bond Fund          Bond Fund          Bond Fund       Market Fund
                                                   ---------------------------------------------------------------------------------
1)    Payments made by
          Fund to Management                       $   140,960.96    $ 25,431.18     $   161,933.84   $   173,640.79   $   28,109.27
                                                   ---------------------------------------------------------------------------------
          Corp. under Rule 12b-1

2)    Distribution Expenses
          incurred by Management Corp.:
      a)  Commissions to
              Registered
              Representatives                      $    29,737.97  $    38,179.82    $    26,585.63   $    39,817.88   $    7,638.51
      b)  Sales Support
              Salaries/Benefits                    $   239,354.41  $   307,300.95    $   213,981.86   $   320,485.36   $   61,480.68
      c)  Preparation & Mailing of:
              Advertising Costs                    $   576,015.17  $   739,530.99    $   514,955.20   $   771,259.77   $  147,955.52
              Marketing Costs                      $   148,102.59  $   190,145.09    $   132,403.11   $   198,303.06   $   38,041.70
              Prospectus Costs                     $            -  $            -    $            -   $            -   $           -
                                                   ---------------------------------------------------------------------------------
3)    Total Distribution
          Expenses                                 $   993,210.15  $ 1,275,156.85    $   887,925.79   $ 1,329,866.08   $  255,116.41
                                                   ---------------------------------------------------------------------------------

4)    Excess of Total
          Distribution Expenses
          over payments made by
          Fund under Rule 12b-1                    $   852,249.19  $ 1,249,725.67    $   725,991.95   $ 1,156,225.29   $  227,007.14
                                                   =================================================================================

OTHER SERVICE PROVIDERS

CUSTODIANS


          JPMorgan Chase Bank, North American Insurance Securities
Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("JPMorgan Chase"), acts as custodian of the assets of each Fund, except the Equity Index Funds and the International Equity Fund. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the Equity Index Funds and the International Equity Fund.



          JPMorgan Chase and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund other than the International Equity Fund and the International Index Fund. IBT performs fund accounting services for these Funds.


TRANSFER AGENT

          The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements; (2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

          IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT AUDITORS

          The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

TAXES

GENERAL TAX INFORMATION

          The Trust intends for each Fund to qualify as a regulated investment company under the Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Funds intend to do), then under the provisions of Subchapter M, that Fund should have little or no income taxable to it under the Code.

          Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities of foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities and other securities, such that no more than 5% of the value of the Fund consists of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

          In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

          Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

          If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

          Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. For the International Equity Fund and International Index Fund, if more than 50% of the Fund's assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not receive a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. The Funds, other than the International Equity Fund and the International Index Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their tax returns.

          For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

          Investment in debt obligations that are at risk or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

          Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

          Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

          Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

          At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

          Upon a redemption of shares of a Fund (including by exercise of the exchange privilege), a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon that shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends of capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

          For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

          The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

          Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund. The Funds do not generally accept investments by non-U.S. investors.

          TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

          The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.

          Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable.

          Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

          In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

          If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

          STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CODES OF ETHICS

          The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. Barclays and Capital Guardian have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted Barclays and Capital Guardian's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and Barclays' and Capital Guardian's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

SHARES

          The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently ten series of shares.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.


          As of April 1, 2002, Auto Company, One State Farm Plaza, Bloomington Illinois 61710, owned the following percentages of Fund shares. Such shares are held for investment purposes:

                                   Class A           Class B
                                   -------           -------
Equity Fund                        47.46%            63.96%
Small Cap Equity Fund              84.73%            94.03%
International Equity Fund          90.22%            96.50%
S&P 500 Index Fund                 53.95%            74.16%
Small Cap Index Fund               83.88%            93.35%
International Index Fund           89.81%            95.61%
Equity and Bond Fund               68.17%            83.37%
Bond Fund                          67.66%            86.93%
Tax Advantaged Bond Fund           90.72%            98.68%
Money Market Fund                  38.64%            99.85%

          As the owner of these shares, Auto Company controls certain of the Funds. As the controlling shareholder of certain of these Funds, Auto Company can elect trustees or take any other shareholder action permitted by the Trust's Declaration of Trust and Bylaws.


          The amount of each Fund's equity securities owned by trustees and officers of the Trust as a group is less than 1%.

          The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized

October 21, 1993. The Master Fund currently consists of twelve series, including the Master Portfolios.

VOTING RIGHTS

          Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

          Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

          In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

FINANCIAL STATEMENTS


          The audited financial statements for the Trust for the fiscal year ended December 31, 2001, are incorporated herein by reference from the Trust's annual report to shareholders.

                                  APPENDIX A
                          DESCRIPTION OF BOND RATINGS

          A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

          The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

          Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

          Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

          A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

          Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

          C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

          MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

COMMERCIAL PAPER:

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                          Prime-1    Highest Quality
                          Prime 2    Higher Quality
                          Prime-3    High Quality

          If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                 S&P RATINGS

          AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

          AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

          A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

          BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C--The rating C is reserved for income bonds on which no interest is being paid.

          In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

          Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

          SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

          SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

          Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

          - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

          - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

          A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

          A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                                                                          May
                                                                          1,
                                                                          2002

                                    [GRAPHIC]
  STATE FARM MUTUAL
     FUND TRUST
Institutional Shares


                         STATE FARM EQUITY FUND

                         STATE FARM SMALL CAP EQUITY FUND

                         STATE FARM INTERNATIONAL EQUITY FUND

                         STATE FARM S&P 500 INDEX FUND

                         STATE FARM SMALL CAP INDEX FUND

                         STATE FARM INTERNATIONAL INDEX FUND

                         STATE FARM EQUITY AND BOND FUND

                         STATE FARM BOND FUND

                         STATE FARM TAX ADVANTAGED BOND FUND

                         STATE FARM MONEY MARKET FUND


                                                         The Securities and
                                                         Exchange Commission
                                                         has not approved or
                                                         disapproved these
                                                         securities or
                                                         determined if this
                                                         prospectus is accurate
                                                         or complete. Any
                                                         representation to the
                                                         contrary is a criminal
                                                         offense.

TABLE OF CONTENTS


                                                         Page
                  Funds at a Glance.....................   1
                   State Farm Equity Fund...............   1
                   State Farm Small Cap Equity Fund.....   4
                   State Farm International Equity Fund.   7
                   State Farm S&P 500 Index Fund........  10
                   State Farm Small Cap Index Fund......  13
                   State Farm International Index Fund..  16
                   State Farm Equity and Bond Fund......  19
                   State Farm Bond Fund.................  22
                   State Farm Tax Advantaged Bond Fund..  25
                   State Farm Money Market Fund.........  28
                  Expense Information...................  30
                  How the Funds Invest..................  33
                   General Policies Applicable
                     to All Funds.......................  33
                   Fund Summaries.......................  33
                   Other Risks of Investing in the Funds  38

                                                       Page
                    Managing the Investments
                      of the Funds....................  40
                    Shareholder Information...........  43
                     How to Buy and Sell Shares.......  46
                    Shared Delivery...................  52
                    Dividends, Distributions and Taxes  53
                    Financial Highlights..............  55
                    Appendix A........................  65
                    Additional Information
                      About the Funds.................  67

                                                              FUNDS AT A GLANCE

  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has ten separate Funds, each of which is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This Prospectus offers Institutional Shares. Additional information concerning each Fund appears following Funds At A Glance.

FUNDS AT A GLANCE

This section discusses each Fund's investment objectives, strategies and risks. Each Fund summary also describes who should consider investing in the Fund in the "Investor Profile" section. Please refer to the detailed description of the Funds' policies in "How the Funds Invest" (beginning on p. 33) for those Funds you wish to purchase.

STATE FARM EQUITY FUND


 Investment Objective --


The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. The Manager chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

..  Strong cash flow and a recurring revenue stream

..  A strong industry position

..  A strong financial position

..  Strong management with a clearly defined strategy

..  Capability to develop new or superior products or services

The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


 Investor Profile


Who should consider investing in the Equity Fund?

You may want to invest in the Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

FUNDS AT A GLANCE continued



You may not want to invest in the Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially


                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                                  Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. The Manager's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/1/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the
--------------

/1/The returns for the Equity Fund shown in the bar chart and the table are returns for Class A Shares of the Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of Equity Fund and the annual returns of the Institutional Class Shares of Equity Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

                                                    FUNDS AT A GLANCE continued



"Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -14.47%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 9.16% during the 4th quarter of 2001.

  Worst quarter: -14.47% during the 1st quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Equity Fund                         12/31/2001 1-Year
             ----------------------------------- ---------- -------
             Return Before Taxes--Class A         -17.15%   -17.01%
             Return After Taxes on
              Distributions--Class A              -17.19%   -17.01%
             Return After Taxes on Distributions
              and Sale of Fund Shares--Class A    -13.74%   -10.36%
             S&P 500 Index*                       -12.02%   -11.89%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity Fund. Unlike an investment in the Equity Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM SMALL CAP EQUITY FUND


 Investment Objective --


The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --


Capital Guardian Trust Company ("Capital Guardian").


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Small Cap Equity Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which Small Cap Equity Fund invests typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases the securities.

The Fund invests in securities that Capital Guardian thinks are undervalued and represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


 Investor Profile


Who should consider investing in the Small Cap Equity Fund?

You may want to invest in the Small Cap Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                              Small Cap Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund's investments may not be actively traded, which increases the risk that Capital Guardian may have difficulty selling securities the Fund holds.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Small Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/2/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements,

--------------

/2/The returns for the Small Cap Equity Fund shown in the bar chart and the table are returns for Class A Shares of the Small Cap Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of Small Cap Equity Fund and the annual returns of the Institutional Class Shares of Small Cap Equity Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

FUNDS AT A GLANCE continued


such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   -2.14%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 25.93% during the 4th quarter of 2001.

  Worst quarter: -25.71% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Small Cap Equity Fund               12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          -2.97%   -5.06%
             Return After Taxes on
             Distributions--Class A                -3.04%   -5.10%
             Return After Taxes on Distributions
             and Sale of Fund Shares--Class A      -2.41%   -3.08%
             Russell 2000(R) Index*                 7.07%    2.49%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL EQUITY FUND


 Investment Objective --


The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --


Capital Guardian Trust Company ("Capital Guardian")


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. There is no restriction on the size of the companies in which the Fund invests.

The Fund invests in securities that Capital Guardian thinks are undervalued and represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.


 Investor Profile


Who should consider investing in the International Equity Fund?

You may want to invest in the International Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                            International Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock price.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the International Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund./3/ The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

--------------

/3/The returns for the International Equity Fund shown in the bar chart and the table are returns for Class A Shares of the International Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of International Equity Fund and the annual returns of the Institutional Class Shares of International Equity Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -19.35%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 10.91% during the 4th quarter of 2001.

  Worst quarter: -15.75% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             International Equity Fund           12/31/2001 1-Year
             ----------------------------------- ---------- -------
             Return Before Taxes--Class A         -21.36%   -21.79%
             Return After Taxes on
             Distributions--Class A               -21.39%   -21.80%
             Return After Taxes on Distributions
             and Sale of Fund Shares--Class A     -17.10%   -13.27%
             EAFE(R) Free Index*                  -20.11%   -21.44%

/*/The Morgan Stanley Capital International Europe, Australasia and Far East
   Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM S&P 500 INDEX FUND


 Investment Objective --


The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500(R)* Index").


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Fund"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives. Barclays Global Fund Advisors ("Barclays") is the investment adviser to the S&P 500 Index Master Portfolio.

Barclays seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund's target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. S&P selects stocks for the S&P 500 Index based upon the following factors:

..  market value

.. industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

..  trading activity, to ensure ample liquidity and efficient share pricing

..  fundamental analysis, to ensure that companies in the S&P 500 Index are stable
--------------

*"Standard& Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
          "500" are trademarks of The McGraw-Hill Companies, Inc. that State Farm Mutual Fund Trust has licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representations regarding the advisability of investing in the S&P 500 Index Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.

The S&P 500 Index Master Portfolio pursues its investment objective by:

..  investing in all of the securities that make up the S&P 500 Index

.. investing in these securities in proportions that match the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.


 Investor Profile


Who should consider investing in the S&P 500 Index Fund?

You may want to invest in the S&P 500 Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the S&P 500 Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the S&P 500 Index Fund are the same as the main risks of investing in S&P 500 Index Master Portfolio. What are the main risks of investing in the S&P 500 Index Master Portfolio?

                                    [CHART]

                               S&P 500 Index Fund

.. Market Risk. The S&P 500 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Indexing Risk. The S&P 500 Index Master Portfolio attempts to match the performance of the S&P 500 Index, but there is no guarantee that it will be able to do so. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The S&P 500 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the S&P 500 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

.. Management Risk. Barclays' assessment of the relative weightings of the companies held in the S&P 500 Index Master Portfolio may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the S&P 500 Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the S&P 500 Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/4/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the

--------------

/4/The returns for the S&P 500 Index Fund shown in the bar chart and the table are returns for Class A Shares of the S&P 500 Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of S&P 500 Index Fund and the annual returns of the Institutional Class Shares of S&P 500 Index Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

FUNDS AT A GLANCE continued


"Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -12.75%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 10.50% during the 4th quarter of 2001.

  Worst quarter: -15.00% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                              12/18/2000
                                                  to
               S&P 500 Index Fund             12/31/2001 1-Year
               ------------------------------ ---------- -------
               Return Before Taxes--Class A    -15.54%   -15.38%
               Return After Taxes on
               Distributions--Class A          -15.71%   -15.55%
               Return After Taxes on
               Distributions and Sale of Fund
               Shares--Class A                 -12.51%    -9.36%
               S&P 500 Index*                  -12.02%   -11.89%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the S&P 500 Index Fund. Unlike an investment in the S&P 500 Index Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM SMALL CAP INDEX FUND


 Investment Objective --


The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R)* (the "Russell 2000 Index").


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The Small Cap Index Fund invests all of its assets in a separate series of the Master Fund, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives. Barclays is the investment adviser to the Russell 2000 Index Master Portfolio. Barclays seeks to achieve investment performance for the Russell 2000 Index Master Portfolio that is similar to the Russell 2000 Index.

The Russell 2000 Index is an unweighted index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

Under normal operating conditions, the Russell 2000 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the Russell 2000 Index.

--------------

*TheRussell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.


 Investor Profile


Who should consider investing in the Small Cap Index Fund?

You may want to invest in the Small Cap Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the Small Cap Index Fund are the same as the main risks of investing in the Russell 2000 Index Master Portfolio. What are the main risks of investing in the Russell 2000 Index Master Portfolio?

                                    [CHART]

                              Small Cap Index Fund

.. Market Risk. The Russell 2000 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Russell 2000 Index Master Portfolio invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Russell 2000 Index Master Portfolio's investments may not be actively traded, which increases the risk that Barclays may have difficulty selling securities the Russell 2000 Index Master Portfolio holds.

.. Indexing Risk. The Russell 2000 Index Master Portfolio attempts to match the performance of the Russell 2000 Index, but there is no guarantee that it will be able to do so. The degree to which the Russell 2000 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The Russell 2000 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the Russell 2000 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

An investment in the Small Cap Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Small Cap Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/5/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those

--------------

/5/The returns for the Small Cap Index Fund shown in the bar chart and the table are returns for Class A Shares of the Small Cap Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of Small Cap Index Fund and the annual returns of the Institutional Class Shares of Small Cap Index Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

                                                    FUNDS AT A GLANCE continued


shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   1.42%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 20.76% during the 4th quarter of 2001.

  Worst quarter: -20.94% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Small Cap Index Fund                12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          2.67%    -1.60%
             Return After Taxes on
             Distributions--Class A                1.85%    -2.35%
             Return After Taxes on Distributions
             and Sale of Fund Shares--Class A      1.74%    -0.97%
             Russell 2000(R) Index*                7.07%     2.49%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing. Moreover, returns of the Russell 2000 Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL INDEX FUND


 Investment Objective --


The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE(R) Free Index").*


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The International Index Fund invests all of its assets in a separate series of the Master Fund, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives. Barclays is the investment adviser to the International Index Master Portfolio.

The International Index Fund and International Index Master Portfolio invest in common stocks included in the EAFE Free Index (the target benchmark). The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The International Index Master Portfolio attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that are found in the EAFE Free Index in a manner that is expected to approximate the performance of
--------------
the EAFE Free Index. Under normal operating conditions, the International Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the EAFE Free Index.


 Investor Profile


Who should consider investing in the International Index Fund?

You may want to invest in the International Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based international stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or


..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

..  are uncomfortable with an investment whose value is likely to vary substantially
*The EAFE(R) Free Index is the excluisive property of Morgan Stanley Capital
 International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by State Farm Mutual Fund Trust (the "Trust"). EAFE(R) Free is a trade or service mark of MSCI and its affiliates and has been licensed for use for certain purposes by the Trust. The International Index Fund, based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suit ability and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the International Index Fund. MSCI has no responsibility for, and does not participate in the management of, the International Index Fund's assets or the sale of the International Index Fund's shares. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the International Index Fund.

                                                    FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the International Index Fund are the same as the main risks of investing in the International Index Master Portfolio. What are the main risks of investing in the International Index Master Portfolio?

                                    [CHART]

                            International Index Fund

.. Market Risk. The International Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Indexing Risk. The International Index Master Portfolio attempts to match the performance of the EAFE Free Index, but there is no guarantee that it will be able to do so. The degree to which the International Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The International Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the International Index Master Portfolio will stay fully invested and may decline more than the Fund's benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

An investment in the International Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the International Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/6/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold

--------------

/6/The returns for the International Index Fund shown in the bar chart and the table are returns for Class A Shares of the International Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of International Index Fund and the annual returns of the Institutional Class Shares of International Index Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

FUNDS AT A GLANCE continued


Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -22.19%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 6.72% during the 4th quarter of 2001.

  Worst quarter: -14.15% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
                  International Index Fund       12/31/2001 1-Year
             ----------------------------------- ---------- -------
             Return Before Taxes--Class A         -23.39%   -24.50%
             Return After Taxes on
              Distributions--Class A              -23.49%   -24.59%
             Return After Taxes on Distributions
              and Sale of Fund Shares--
              Class A                             -18.76%   -14.91%
             EAFE(R) Free Index*                  -20.11%   -21.44%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, returns of the EAFE Free Index do not reflect expenses of investing. Moreover, returns of the EAFE Free Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM EQUITY AND BOND FUND


 Investment Objective --


The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund. Though the Equity and Bond Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the State Farm Equity Fund and the State Farm Bond Fund for a discussion of the portfolio securities of these Funds and the risks associated with each.


 Investor Profile


Who should consider investing in the Equity and Bond Fund?

You may want to invest in the Equity and Bond Fund if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks and bonds in a single investment.

You may not want to invest in the Equity and Bond Fund if you:

..  have a short-term investment horizon

.. want the greater growth potential of an investment entirely in equity securities

                                      or

..  are unwilling to accept share price fluctuations


                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                              Equity and Bond Fund

.. In General. Because the Equity and Bond Fund invests all of its assets in the State Farm Equity Fund and the State Farm Bond Fund, the risks of investing in the Equity and Bond Fund are the same as investing in those underlying Funds.

..  Market Risk. The Fund invests all of its assets in the State Farm Equity
   Fund and the State Farm Bond Fund. The prices of shares of these underlying funds may fluctuate widely over short or even extended periods in response to company, market, or economic news. The markets in which the underlying funds invest also tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Foreign Investing Risk. The underlying Funds permit investments in foreign securities. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Risk Associated with Investing in Bonds. The Equity and Bond Fund may invest up to 75% of its assets in the State

FUNDS AT A GLANCE continued


  Farm Bond Fund. An investment in the State Farm Bond Fund is subject to risks associated with investing in fixed income securities, such as bonds, which include:

 . Interest Rate Risk. The risk that the bonds that the State Farm Bond Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the State Farm Bond Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the State Farm Bond Fund holds will decline due to falling interest rates.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the State Farm Bond Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of investments and companies held in the underlying Funds may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity and Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Equity and Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/7/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements,
--------------

/7/The returns for the Equity and Bond Fund shown in the bar chart and the table are returns for Class A Shares of the Equity and Bond Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of Equity and Bond Fund and the annual returns of the Institutional Class Shares of Equity and Bond Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

                                                    FUNDS AT A GLANCE continued


such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                            Total Return
2001 -5.67%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 5.22% during the 4th quarter of 2001.

  Worst quarter: -7.57% during the 1st quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Equity and Bond Fund                12/31/2001 1-Year
             ----------------------------------- ---------- -------
             Return Before Taxes--Class A          -8.48%    -8.48%
             Return After Taxes on
              Distributions--Class A               -9.61%    -9.43%
             Return After Taxes on Distributions
              and Sale of Fund Shares--
              Class A                              -7.33%    -5.16%
             S&P 500 Index*                       -12.02%   -11.89%
             Lehman Brothers Aggregate Bond
              Index**                               8.46%     8.44%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the S&P 500 Index do not reflect expenses of investing. Moreover, returns of the S&P 500 Index do not reflect any deductions for taxes.
**The Lehman Brothers Aggregate Bond Index contains approximately 6,865 bonds as of March 28, 2002, each with a par value greater than $150 million and each maturing after a period of more than one year. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the Lehman Brothers Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Aggregate Bond Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM BOND FUND


 Investment Objective --


The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or S&P have rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as "junk bonds." The Bond Fund may invest in the following instruments:

.. Corporate debt securities: investment grade securities issued by domestic and foreign corporations and to a limited extent (up to 20% of its assets), in lower rated securities;

..  U.S. government debt securities: securities issued or guaranteed by the U.S.
   Government or its agencies or instrumentalities;

.. Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars;

.. Asset backed and mortgage backed securities: investment grade securities backed by mortgages, consumer loans and other assets; or

.. Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.


 Investor Profile


Who should consider investing in the Bond Fund?

You may want to invest in the Bond Fund if you:

.. are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities

..  want to diversify your investments

..  are seeking an income mutual fund for an asset allocation program

                                      or

..  are retired or nearing retirement

You may not want to invest in the Bond Fund if you:

..  are investing for maximum return over a long time horizon

..  want the greater growth potential of an investment in equity securities

                                      or

..  require stability of your principal


                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                                    Bond Fund

                                                    FUNDS AT A GLANCE continued



.. Risks Associated with Investing in Bonds. The Fund invests primarily in investment grade bonds. An investment in the Fund is subject to risks associated with investing in bonds, which include:

 . Interest Rate Risk. The risks that the bonds the Fund holds may decline in value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of the bonds held in the Fund may prove incorrect, resulting in losses of our poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

An investment in the Bond Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/8/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.
--------------

/8/The returns for the Bond Fund shown in the bar chart and the table are returns for Class A Shares of the Bond Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of Bond Fund and the annual returns of the Institutional Class Shares of Bond Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   7.42%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 4.58% during the 3rd quarter of 2001.

  Worst quarter: -0.34% during the 4th quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Bond Fund                           12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          4.46%    4.17%
             Return After Taxes on
             Distributions--Class A                1.89%    1.68%
             Return After Taxes on Distributions
             and Sale of Fund Shares--Class A      2.30%    2.50%
             Lehman Brothers Aggregate Bond
             Index*                                8.46%    8.44%

*The Lehman Brothers Aggregate Bond Index contains approximately 6,865 bonds as of March 28, 2002, each with a par value greater than $150 million and each maturing after a period of more than one year. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Aggregate Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Aggregate Bond Index do not reflect any deductions for taxes.

                                                    FUNDS AT A GLANCE continued

STATE FARM TAX ADVANTAGED BOND FUND


 Investment Objective--


The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Tax Advantaged Bond Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or
(2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project). Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

The Fund normally invests at least 80% of its total assets in municipal bonds within the highest four rating categories of Moody's or S&P, meaning that the Fund may invest up to 20% of the Fund's total assets in medium and lower-quality bonds.

The Fund tends to hold most municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates), or to meet cash flow needs. The Manager may also sell a bond if its credit risk increases significantly or if market conditions have changed so that more attractive investment opportunities are available.


 Investor Profile


Who should consider investing in the Tax Advantaged Bond Fund?

You may want to invest in the Tax Advantaged Bond Fund if you want:

..  regular tax-free dividends

                                      or

..  to reduce taxes on your investment income

You may not want to invest in the Tax Advantaged Bond Fund if you:

..  are seeking long term capital growth

..  want the greater growth potential of an investment in equity securities

..  require stability of your principal

                                      or

.. if you are investing through an IRA, Archer MSA, 401(k) plan or some other kind of tax-deferred account.

FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in the Tax Advantaged Bond Fund?

                                    [CHART]

                            Tax Advantaged Bond Fund

.. Risks Associated with Investing in Bonds. The Fund usually invests exclusively in municipal bonds. The risks associated with municipal bond investments include:

 . Interest Rate Risk. The risk that the municipal bonds the Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

 . Credit Risk. The risk that the issuer of the municipal bond fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of the municipal bonds held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

.. Municipal Bond Risk. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, healthcare or transportation), conditions in those sectors can affect the overall municipal market.

An investment in the Tax Advantaged Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Tax Advantaged Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/9/. The bar chart shows the Fund's total return for calendar year 2001. The information in the bar chart relates to Class A shares. Sales loads and taxes are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

The table compares the Fund's average annual total return (before and after taxes) for the periods listed to a market index. The after-tax returns in the table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The after-tax returns are shown for Class A shares only, and the after-tax returns for other classes of shares will vary.

"Return After Taxes on Distributions" shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the im
--------------

/9/The returns for the Tax Advantaged Bond Fund shown in the bar chart and the table are returns for Class A Shares of the Tax Advantaged Bond Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of Tax Advantaged Bond Fund and the annual returns of the Institutional Class Shares of Tax Advantaged Bond Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

                                                    FUNDS AT A GLANCE continued


pact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts. In some instances the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance (before and after taxes) doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   3.77%

The Fund's best and worst quarters during 2001 were:

  Best quarter: 2.91% during the 3rd quarter of 2001.

  Worst quarter: -1.04% during the 4th quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                                 12/18/2000
                                                     to
             Tax Advantaged Bond Fund            12/31/2001 1-Year
             ----------------------------------- ---------- ------
             Return Before Taxes--Class A          1.06%    0.64%
             Return After Taxes on
               Distributions--Class A              1.06%    0.64%
             Return After Taxes on Distributions
               and Sale of Fund Shares--Class A    1.74%    2.06%
             Lehman Brothers Municipal Bond
               Index*                              5.47%    5.13%

*The Lehman Brothers Municipal Bond Index contains approximately 43,000 municipal bonds that are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have minimum credit rating of Baa assigned by Moody's Investors Service, Inc.; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $5 million; have been issued since December 31, 1991; and have maturity of at least one year. The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differ from the composition of the Tax Advantaged Bond Fund. Unlike and investment in the Tax Advantaged Bond Fund, returns of the Lehman Brothers Municipal Bond Index do not reflect expenses of investing. Moreover, returns of the Lehman Brothers Municipal Bond Index do not reflect any deductions for taxes.

FUNDS AT A GLANCE continued

STATE FARM MONEY MARKET FUND


 Investment Objective --


The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.


 Investor Profile


Who should consider investing in the Money Market Fund?

You may want to invest in the Money Market Fund if you:

..  require stability of principal

..  are seeking an investment for the cash portion of an asset allocation program

.. are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

                                      or

..  consider yourself a saver rather than an investor

You may not want to invest in the Money Market Fund if you:

..  are seeking an investment that is likely to significantly outpace inflation

..  are investing for retirement or other longer term goals

                                      or

..  are investing for growth or maximum current income


                                     Risks


What are the main risks of investing in the Money Market Fund?

                                    [CHART]

                                Money Market Fund

Because of the types of securities that the Money Market Fund invests in and their short-term nature, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

.. Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. The value of the securities the Fund holds may decline in value due to an increase in interest rates.

.. Income Risk. The risk that the income from the securities the Fund holds will decline in value due to falling interest rates.

.. Credit Risk. The risk that an issuer, or a party to a repurchase agreement that the Fund has entered into, defaults on its obligations.

.. Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

.. Management Risk. The Manager's assessment of investments held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

                                                    FUNDS AT A GLANCE continued




 Performance


How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the Fund's total return for calendar year 2001. The table shows the Fund's average annual total return, before taxes, for the periods listed/10/. Sales loads and taxes are not reflected in the bar chart, and if these charges were included, the return would be lower than indicated.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   3.62%

--------------

/10/The returns for the Money Market Fund shown in the bar chart and the table are returns for Class A shares of the Money Market Fund, a class of shares that is not offered in this prospectus. Returns of Class A Shares are substantially similar to returns of the Institutional Class Shares because the shares of each Class are invested in the same portfolio of securities. The annual returns of Class A Shares of Money Market Fund and the annual returns of the Institutional Class Shares of Money Market Fund will differ only to the extent that each Class is subject to different sales loads and to a different level of expenses.

The Fund's best and worst quarters during 2001 were:

  Best quarter: 1.33% during the 1st quarter of 2001.

  Worst quarter: 0.46% during the 4th quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2001 and for the 1-year period ended December 31, 2001:

                                              12/18/2000
                                                  to
                 Money Market Fund            12/31/2001 1-Year
                 ---------------------------- ---------- ------
                 Return Before Taxes--Class A   3.81%    3.62%

The current seven-day yield on December 31, 2001 was 1.44% for Class A shares of the Money Market Fund.

EXPENSE INFORMATION


The following tables describe the fees and expenses you would pay if you buy and hold Institutional shares of the Funds. Institutional shares will be referred to in this prospectus as "shares."

               Shareholder Transaction Expenses - For All Funds
                   (fees paid directly from your investment)

--------------------------------------------------------------------------------

        Maximum sales charge (load) imposed on purchases            None
        Maximum deferred sales charge (load)                        None
        Maximum sales charge (load) imposed on Reinvested dividends None
        Redemption Fee                                              None
        Exchange Fee                                                None
        Maximum Account Fee/(1)/                                    None

--------------------------------------------------------------------------------
(1)If an account balance falls below $500 on the last day of any quarter, the account may be charged a low balance account fee of $2.50.

                                                  EXPENSE INFORMATION continued



Estimated Fund Annual Operating Expenses (as a percentage of average net assets)

                                                           Small Cap     International     S&P 500
                                           Equity Fund    Equity Fund     Equity Fund   Index Fund/(3)/
----------------------------------------- -------------- --------------  -------------  --------------
Management fees                               0.60%          0.80%           0.80%          0.20%
Shareholder Servicing Fee                     None           None            None           None
12b-1 Distribution Fee                        None           None            None           None
Other expenses/(1)/                           0.17%          0.18%           0.45%          0.20%
Total Annual Fund Operating Expenses/(2)/     0.77%          0.98%           1.25%          0.40%

                                            Small Cap    International    Equity and
                                            Index Fund   Index Fund/(3)/ Bond Fund/(4)/   Bond Fund
----------------------------------------- -------------- --------------  -------------  --------------
Management fees                               0.33%          0.40%           0.40%          0.10%
Shareholder Servicing Fee                     None           None            None           None
12b-1 Distribution Fee                        None           None            None           None
Other expenses/(1)/                           0.25%          0.39%           0.27%          0.13%
Total Annual Fund Operating Expenses/(2)/     0.58%          0.79%           0.67%          0.23%

                                          Tax Advantaged  Money Market
                                            Bond Fund         Fund
----------------------------------------- -------------- --------------  -------------  --------------
Management fees                               0.10%          0.10%
Shareholder Servicing Fee                     None           None
12b-1 Distribution Fee                        None           None
Other expenses/(1)/                           0.11%          0.34%
Total Annual Fund Operating Expenses/(2)/     0.21%          0.44%
----------------------------------------------------------------------------------------------------

(1)Based on estimated amounts for the current fiscal year.
(2)The Manager has agreed to reimburse each Fund if, and to the extent, the Fund's total annual operating expenses exceed the following percentage of each Fund's average net assets:


                                                 Expense
                         Fund            Reimbursement Threshold
               ------------------------- -----------------------
               Equity Fund..............          0.70%
               Small Cap Equity Fund....          0.90%
               International Equity Fund          1.00%
               S&P 500 Index Fund.......          0.30%
               Small Cap Index Fund.....          0.45%

                                                 Expense
                          Fund           Reimbursement Threshold
                ------------------------ -----------------------
                International Index Fund          0.65%
                Equity and Bond Fund....          None
                Bond Fund...............          0.20%
                Tax Advantaged Bond Fund          0.20%
                Money Market Fund.......          0.20%

  This reimbursement arrangement is voluntary and may be eliminated by the Manager at any time.
(3)For the S&P 500 Index Fund, Small Cap Index Fund and International Index Fund (the "Equity Index Funds"), the fees and expenses listed include the Fund's and the Master Portfolio's fees and expenses.
(4)The Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager will receive fees for performing investment advisory and management services for the underlying funds in which the Equity and Bond Fund invests. The fees and expenses indicated in the expense table for the Equity and Bond Fund are based on the fees and expenses indirectly borne by the Equity and Bond Fund shareholders through the Equity and Bond Fund's investment in the underlying funds. Besides including other expenses indirectly incurred as a result of the investment in the underlying funds, the "other expenses" category for the Equity and Bond Fund includes other expenses directly incurred by the Equity and Bond Fund, such as fees for independent trustees, fidelity bond coverage, and registration fees. However, the Manager has agreed to reimburse the Equity and Bond Fund for all other expenses directly incurred by the Equity and Bond Fund. This expense reimbursement is voluntary and the Manager may eliminate it at any time.

EXPENSE INFORMATION continued



Expense Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Total Annual Fund Operating Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

                    Fund                      1 Year 3 Years
                    ------------------------- ------ -------

                    Equity Fund..............  $ 79   $246

                    Small Cap Equity Fund....  $100   $312

                    International Equity Fund  $127   $397

                    S&P 500 Index Fund.......  $ 41   $128

                    Small Cap Index Fund.....  $ 59   $186

                    International Index Fund.  $ 81   $252

                    Equity and Bond Fund.....  $ 68   $214

                    Bond Fund................  $ 24   $ 74

                    Tax Advantaged Bond Fund.  $ 22   $ 68

                    Money Market Fund........  $ 45   $141
                    ----------------------------------------

HOW THE FUNDS INVEST


General Policies Applicable To All Funds
Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund (collectively, the "Equity Index Funds"), and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or Capital Guardian determine that market or economic conditions warrant a temporary defensive position, the Funds each manage may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

 . Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

 . Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed).

Fund Summaries
Each Fund has its own investment objective. The Trust's Board may change these investment objectives without a vote of the Trust's shareholders. The types of securities and investment techniques and practices in which each Fund may engage to achieve its objective, including the principal investment techniques and practices described for each Fund as described below, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Trust's Statement of Additional Information.

Equity Fund

In managing the Equity Fund, the Manager seeks to purchase the common stocks of large U.S. companies that the Manager considers well run and able to generate long term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. The Manager looks for companies with one or more of the following characteristics:

 .  Strong cash flows and a recurring revenue stream.

 .  A strong industry position.

 .  A strong financial position.

 .  Strong management with a clearly defined strategy.

 .  Capability to develop new or superior products or services.

The Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small Cap Equity Fund

The Small Cap Equity Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases these securities. The basic investment philosophy of Capital Guardian is to seek undervalued securities that represent good long-term investment opportunities. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. The Fund may invest up to 25% of its assets in the equity securities of foreign companies with relatively small market capitalizations and depositary receipts (both sponsored and unsponsored).

International Equity Fund

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal,

HOW THE FUNDS INVEST continued


Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. The basic investment philosophy of Capital Guardian is to seek undervalued securities that represent good long-term investment opportunities. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.

S&P 500 Index Fund, Small Cap Index Fund and International Index Fund

Each Equity Index Fund invests all of its assets in a separate series of the Master Fund, each a "Master Portfolio." Each Master Portfolio has substantially similar investment objectives, strategies, and policies as the corresponding individual Equity Index Fund. Barclays serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio. Barclays and its affiliates invest for their own accounts in the types of securities in which a Master Portfolio may also invest.

Each Master Portfolio invests mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in stocks within its benchmark index, each Master Portfolio avoids the risks of individual stock selection and, instead, tries to match the performance of its respective benchmark index, whether that index goes up or down.

Each Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, a Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

Barclays does not manage the Master Portfolios according to traditional methods of "active" investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each Master Portfolio, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for each Master Portfolio so that the overall investment characteristics of each Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of its respective benchmark index.

Each Master Portfolio may invest any assets not invested in stocks that are represented in its benchmark index in:

 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

 . other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

 .  stock index futures contracts, options on such futures contracts; and/or

 .  cash.

Each Master Portfolio may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by interestholders.

The International Index Master Portfolio may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. The International Index Master Portfolio's currency transactions might not achieve their hedging purpose and the Fund could lose money on these transactions.

The S&P 500 Index Master Portfolio seeks to replicate the total return performance of the S&P 500 Index by investing in

                                                 HOW THE FUNDS INVEST continued


all of the securities that make up the S&P 500 Index. However, neither the Russell 2000 Index Master Portfolio nor the International Index Master Portfolio generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Russell 2000 Index Master Portfolio and the International Index Master Portfolio attempt to hold a representative sample of the securities in the appropriate benchmark index, which Barclays will select utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Master Portfolios and the Equity Index Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the Trust's Statement of Additional Information for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities for each of these Master Portfolios.

From time to time, the portfolio composition of the Master Portfolios may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio or International Index Master Portfolio, with a view to bringing the performance and characteristics of each Master Portfolio more closely in line with that of its benchmark index.

Barclays attempts to track the performance of each Master Portfolio's benchmark index, but there is no assurance that Barclays will be successful. The degree to which a Master Portfolio fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of each Master Portfolio will be less than 5%. Barclays monitors the tracking error of each Master Portfolio on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that a Master Portfolio will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.

Another reason why the performance of the Master Portfolios (and the Equity Index Funds) may not always equal the performance of their benchmark index is because the performance of each benchmark index does not take into account management fees or the other expenses that each Master Portfolio and each Equity Index Fund incurs.

Each Master Portfolio may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If a Master Portfolio cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. No Master Portfolio will use futures contracts or options on futures contracts for speculation.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody's have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

The Bond Fund emphasizes investment grade bonds and usually maintains a duration target of less than 7 years based on expectations about the direction of interest rates and other economic factors. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

HOW THE FUNDS INVEST continued



In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

 . Debt securities that S&P or Moody's have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody's are often referred to as "junk bonds." Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

 . Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

 . Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Tax Advantaged Bond Fund

Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds. Municipal bonds generally are designed to meet longer-term capital needs and have maturities of more than one year when issued. States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing powers for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases, voter approval is required before an issuer may sell this type of bond. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other special revenue source. Although the principal security behind these bonds may vary, many (but not all issuers) provide further security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                                                 HOW THE FUNDS INVEST continued



Under current tax law, all municipal debt is divided into two groups: government purpose bonds (discussed above) and private activity bonds. Private activity bonds are bonds that are issued by a state or local government or public authority, but principally benefit private users and generally are considered taxable unless a specific exemption is provided. Some, but not all, private activity bonds are subject to alternative minimum tax.

The Fund normally invests so that either (1) at least 80% of the Fund's net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund's net assets are invested in securities that produce income exempt from regular federal income tax.

The Fund tends to hold its municipal bonds until they mature or are called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates) or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Fund may sell a bond if its credit risk increases significantly.

Under ordinary circumstances at least 80% of the Fund's total assets will consist of investment grade municipal bonds (e.g., municipal bonds rated within the four highest rating categories of Moody's or S&P), and money market securities and cash. Up to 20% of the Fund's total assets may be invested in municipal bonds that are unrated or rated below investment grade by Moody's or by S&P.

Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P and below Baa by Moody's have speculative characteristics, and are commonly referred to as "junk bonds" and present a higher degree of credit risk. In addition, the Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity.

The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets. The reasons for which the Fund may use futures and options are to: (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs or add value when these instruments are favorably priced.

The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to thirty years. A majority of the Fund's investments are in issues with maturities longer than five years.

The Fund will hold assets not invested in municipal bonds in (i) interest-bearing demand notes, (ii) bank savings accounts, (iii) high-grade money market securities (iv) U.S. Treasury securities or (v) securities of taxable or tax-exempt money market mutual funds. To the extent the Manager invests the Fund's asset in securities of money market mutual funds, you will pay fund operating expenses at both the Fund level and at the money market mutual fund level.

The Fund may also invest in variable rate securities, such as inverse floaters, whose rates vary inversely with changes in market rates of interest. Investments in such securities involve special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of such securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Money Market fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a

HOW THE FUNDS INVEST continued


rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

The Fund may invest in securities that are not rated by an NRSRO if the Manager determines that such securities are of comparable quality to, and present a comparable amount of risk as, similar securities that have received a rating from an NRSRO.

 What is a Nationally Recognized Statistical Rating Organization (NRSRO)?

 An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The Statement of Additional Information has a detailed description of the various rating categories.


Among the securities that the Money Market Fund may invest in are the following:

 . Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

 . Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

 .  Repurchase agreements with certain parties.

 . Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

 . Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

 .  Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Other Risks of Investing in the Funds

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts ("ADRs"), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk. For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk. Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

                                                 HOW THE FUNDS INVEST continued



Market Risks. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries. In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

High Yield/High Risk Securities (Junk Bonds)

These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium-to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's net asset value.

MANAGING THE INVESTMENTS OF THE FUNDS


Investment Adviser
State Farm Investment Management Corp. (the "Manager") serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for overseeing the day to day operations and business affairs of the Trust, including monitoring the performance of each Master Portfolio. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2001, the Manager was responsible for the management of in excess of $5.4 billion in assets.

The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

The Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and the Money Market Fund are each managed by a team of the Manager's employees (each an "Advisory Team"). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of the Trust.

Investment Management of the Equity Index Funds
Each Equity Index Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks to the corresponding Equity Index Fund. Barclays is the investment adviser to the Master Portfolios. Barclays and its predecessors have been managing index mutual funds since 1973. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2001, Barclays and its affiliates provided investment advisory services for over $760 billion of assets. For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's Statement of Additional Information.

Investment Sub-Adviser for the Small Cap Equity Fund and International Equity
Fund
The Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. As of December 31, 2001, Capital Guardian provided investment advisory services for over $120 billion of assets. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment adviser to these Funds and other funds. Capital Guardian, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled "Investment Advisory Agreements - Between the Manager and Capital Guardian" in the Trust's Statement of Additional Information.

Capital Guardian manages the Small Cap Equity Fund and International Equity Fund using a system of multiple portfolio managers for each Fund. Under this approach, the portfolio of each Fund is divided into segments, each of which is managed by an individual manager. Managers decide how their respective segments will be invested, within the limits provided by a Fund's objective(s) and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's research professionals may make investment decisions for a portion of a Fund's portfolio. The investment decisions for the Small Cap Equity Fund and the International Equity Fund are made by Capital Guardian, subject to the oversight of the Board of the Trust.

                                MANAGING THE INVESTMENTS OF THE FUNDS continued


Compensating the Manager for its Services
Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                             Rate of
                 Fund                                      Advisory Fee
-------------------------------------            ---------------------------------
            Equity Fund                          0.60% of average daily net assets
            Small Cap Equity Fund                0.80% of average daily net assets
            International Equity Fund            0.80% of average daily net assets
            S&P 500 Index Fund                   0.20% of average daily net assets
            Small Cap Index Fund                 0.35% of average daily net assets
            International Index Fund             0.50% of average daily net assets
            Equity and Bond Fund                               None
            Bond Fund                            0.10% of average daily net assets
            Tax Advantaged Bond Fund             0.10% of average daily net assets
            Money Market Fund                    0.10% of average daily net assets

The Investment Advisory and Management Services Fee for the Equity Index Funds include the management fees and administrative fees of their corresponding Master Portfolio.

Compensating Capital Guardian for its Services
The Manager pays Capital Guardian for its services to the Funds it manages at the rates shown in the table below:

Small Cap Equity Fund:

            On the first $25 million.............. 0.75% of average daily net assets
            $25 million to $50 million............ 0.60% of average daily net assets
            $50 million to $100 million........... 0.425% of average daily net assets
            Over $100 million..................... 0.375% of average daily net assets

International Equity Fund:

            On the first $25 million.............. 0.75% of average daily net assets
            $25 million to $50 million............ 0.60% of average daily net assets
            $50 million to $250 million........... 0.425% of average daily net assets
            Over $250 million..................... 0.375% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Capital Guardian for companies associated with the Manager are taken into consideration according to Capital Guardian's fee aggregation and discount policies.

MANAGING THE INVESTMENTS OF THE FUNDS continued



Equity Index Funds - Compensation in the Master/Feeder Mutual Fund Structure The Equity Index Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. Barclays provides investment guidance and policy direction for each Master Portfolio. For its services to the Master Portfolios, Barclays receives annual fees based on the following annual rates:

                      Fund                                                           Annual Management Fee
------------------------------------------------            ------------------------------------------------------------------------
            S&P 500 Index Master Portfolio                                     0.05% of average daily net assets
            Russell 2000 Index Master Portfolio                  0.10% of the average daily net assets, which includes a 0.02%
                                                                                       administrative fee
            International Index Master Portfolio            0.25% of the average daily net assets, up to $1billion, which includes a
                                                              0.10% administrative fee, and 0.17% of the average daily net assets thereafter, which includes a 0.07% administrative fee

                      Fund                                                           Annual Management Fee
------------------------------------------------            ------------------------------------------------------------------------
            S&P 500 Index Master Portfolio                                     0.05% of average daily net assets
            Russell 2000 Index Master Portfolio                  0.10% of the average daily net assets, which includes a 0.02%
                                                                                       administrative fee
            International Index Master Portfolio            0.25% of the average daily net assets, up to $1billion, which includes a
                                                              0.10% administrative fee, and 0.17% of the average daily net assets thereafter, which includes a 0.07% administrative fee

Unlike many traditional actively managed investment funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, the Master Portfolios track their respective indexes.

Feeder Fund Expenses. Each Equity Index Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each Equity Index Fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of an Equity Index Fund from a Master Portfolio if it believes doing so is in the best interests of the Equity Index Fund and its shareholders. If the Board withdraws assets of any Equity Index Fund, it would then consider whether that Fund should invest in another master portfolio or take other action.

SHAREHOLDER INFORMATION


                           Who Can Purchase Shares?

Shares currently are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain tax-qualified accounts.

For the purposes of funding their Traditional, Roth, and Coverdell Education Savings Accounts, current insurance agents of the State Farm Insurance Companies who are also registered representatives of State Farm VP Management Corp. ("Registered State Farm Agents"), and the family members of such persons, may purchase shares.

"Family member" is defined as:
 .  Spouse

 .  Lineal ascendants include:
   .  parents
   .  grandparents
   .  step-parents
   .  step-grandparents
   .  great grandparents
   .  step-great grandparents

 .  Lineal descendants include:
   .  children
   .  grandchildren
   .  great grandchildren
   .  step children
   .  court appointed foster children
   .  legally adopted children

 .  Lineal descendant's spouse

 .  Siblings
   .  brother
   .  sister
   .  step-brother
   .  step-sister

 .  Sibling's spouse

Registered State Farm Agents and family members who are plan sponsors/administrators/trustees/fiduciaries of a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Registered State Farm Agents and their family members who own (greater than 10%) or participate as an officer or director in a business which sponsors a qualified retirement plan and the participants of that plan qualify to purchase shares for that plan. Family members (as defined above) of Registered State Farm Agents who own a sole proprietorship which sponsors a qualified retirement plan and the participants of that plan may purchase shares for that plan.

General Policies for Purchasing Shares and the Use of Telephone and the Internet to Initiate Transactions in Shares

If eligible, you may buy shares of any of the Funds by submitting a written order directly to State Farm VP Management Corp. at the address listed below, by contacting a State Farm VP Management Corp. Investor Services Representative at 1-800-447-4930 from 7:00 a.m. through 9:00 p.m. (Central Time) Monday through Friday (except holidays), Saturday 8:00 a.m. through 4:00 p.m. (Central
Time), or via the internet.

We will employ reasonable procedures to confirm that telephone and internet instructions are genuine. These procedures include recording telephone calls, requiring the use of a personal identification number for internet transactions, and sending you transaction confirmation statements. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given, when reasonably believed to be genuine.

During periods of volatile economic and market conditions, you may have difficulty initiating a transaction by telephone or by the internet, in which case you should consider sending in your request by letter.

Telephone Transaction Privileges are automatically established for you unless you decline these privileges on the Application. If you currently do not have the Telephone Transaction Privileges but would like to sign up for these privileges, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be guaranteed (see "Signature Guarantee").

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller. Each Fund reserves the right at any time to suspend,

SHAREHOLDER INFORMATION continued


limit, modify or terminate Telephone Transaction Privileges, but will not do so without giving you at least 30 days' prior written notice.


                     What Type of Account Would You Like?

Business, Trust or Organization. This account is for a corporation, trust, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution or other appropriate documentation that indicates which officers, trustees or persons are authorized to act for the legal entity.

Tax-Qualified Accounts. A tax-qualified account enables you to defer taxes on investment income and capital appreciation. Your contributions may be tax-deductible. Tax-qualified accounts require a special application. Please call us at 1-800-447-4930 for more information about a tax-qualified account.
 . Traditional IRAs allow most individuals under 70 1/2 years of age with taxable compensation to contribute up to $3,000 per year ($6,000 for most married couples) for tax years 2002 through 2004. If your spouse has less than $3,000 in taxable compensation, he or she may still contribute up to $3,000 to an IRA, as long as you and your spouse's combined taxable compensation is at least $6,000. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up "contribution for tax years 2002 through 2005. Your contribution may be deductible for federal income tax purposes based on your income, filing status, and participation in an employer maintained plan. The amount you can contribute to a Traditional IRA in any year is reduced by the amount you contribute to a Roth IRA, and vice versa.

 . Roth IRAs allow single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $150,000 per year, to contribute up to $3,000 per person per year. Contributions to Roth IRAs are not deductible for federal income tax purposes and earnings are not subject to federal income taxes upon withdrawal if the Roth IRA has been held at least five years and you: (1) have attained age 59 1/2, (2) have become disabled, (3) have become deceased, or (4) use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice versa. Individuals who are age 50 or older by the end of the calendar year are permitted to make an additional $500 "catch-up" contribution for tax years 2002 through 2005.

 . Simplified Employee Pension Plan (SEP IRA)--A SEP IRA allows an employer to make tax-deductible contributions for the benefit of employees. For 2002, employer-funded contribution amounts can be up to the lesser of 25% of the first $200,000 of compensation for eligible employees or $40,000. Self-employed persons are treated both as employees and employers for contribution purposes and there are no limits on the number of employees eligible to participate in a SEP IRA. Participating employees may also make annual Traditional IRA contributions to their SEP IRA. Refer to the Traditional IRA section above for the Traditional IRA contribution limits.

 . Savings Incentive Match Plan for Employees (SIMPLE IRA)--SIMPLE IRAs are available for employers with 100 or fewer employees. This plan allows eligible employees to contribute up to the lesser of $7,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $500 "catch-up" contribution. Employers must either match their employees' contributions (up to 3% of compensation) or make a non-elective contribution of 2% of compensation to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes.

 . Prototype Safe Harbor 401(k) Plan--A 401(k) plan is a retirement plan that allows eligible employees to contribute up to the lesser of $11,000 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2002 may be permitted to make an additional $1,000 "catch-up" contribution. Employers must either match their employees contributions (up to 4% of compensation) or make a non-elective contribution of 3% of compensation to all eligible employees. In addition, the

                                              SHAREHOLDER INFORMATION continued


    employer may make a profit sharing contribution to all eligible employees. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a Prototype Safe Harbor 401(k) Plan. State Farm's Prototype Safe Harbor 401(k) plan is called "Safe Harbor" because its provisions eliminate the requirement for extensive non-discrimination testing.

 . Other retirement plans--you may also use a Fund for corporate or self-employed retirement plans. The plan trustee must establish the appropriate account; the Trust does not offer prototypes of these plans. The trust or plan must be established before you can open an account. Please include the date that the trust or plan was established on the application.

 . Coverdell Education Savings Accounts allow individuals, subject to certain income limitations, to contribute up to $2,000 annually for a child under the age of 18. Although contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, the proceeds are generally not taxable, provided withdrawals are used to pay for qualified education expenses. Single taxpayers with adjusted gross income up to $95,000 per year, and married couples with adjusted gross income up to $190,000 are allowed to contribute $2,000 annually for a child under the age of 18 to a Coverdell Education Savings Account.

 . Archer Medical Savings Accounts. Beginning June 1, 2002, Archer Medical Savings Accounts ("Archer MSA") will be available for purchase. Archer MSAs are primarily used to save for qualified medical expenses and as a tax advantaged savings vehicle. If you (or your spouse) are self-employed or work for a small employer (generally 50 or less employees) and are covered by an individual or family high deductible health plan ("HDHP"), you may be able to contribute up to 65% or 75% respectively of your HDHP deductible to cover qualified medical expenses as defined by the IRS. Contributions and earnings (if any) grow tax-free and may remain in your Archer MSA from year to year until the funds are withdrawn. Contributions are generally tax-deductible even if you do not itemize on your IRS Form 1040. Withdrawals are not taxable if the funds are used for qualified medical expenses as defined by the IRS. After age 65, withdraws may be used for non-qualified medical expenses, however, these withdrawals will be taxed as ordinary income.

The above is just a summary of the types of retirement and other tax-qualified accounts available. Your State Farm VP Management Corp. Registered Representative Agent can provide further details about these types of accounts, or you can call us at 1-800-447-4930 to receive an application for a retirement or a tax-qualified account. For more information about the tax advantages and consequences of investing in any of these plans and any state law limitations applicable to these plans, please consult your tax adviser.


                              Minimum Investments

Your initial investment in any Fund must be at least $250, and any subsequent investment must be at least $50. The Funds may change the minimum investment amounts.


                          Calculating Net Asset Value

The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the Equity Index Funds based on the NAVs of each corre-sponding Master Portfolio. Each are calculated on the same day.

The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, the Board of the Trust values assets in accordance with procedures approved by the Board of Trustees. Money market securities, other than U.S. Treasury secu-
 rities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

SHAREHOLDER INFORMATION continued


All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund's Board of Trustees.


                          How To Buy and Sell Shares

Persons Purchasing, Exchanging or Selling Shares Through Plan Sponsors or Administrators

Retirement plan participants should refer to materials provided by their plan sponsor or plan administrator for information on how to invest in, exchange and redeem shares of the Funds.

Plan sponsors or administrators who have made arrangements with the Trust may receive orders from their plan participants to purchase, exchange or redeem shares of the Funds, generally on each business day. That night, all orders received by that plan sponsor or plan administrator prior to 4:00 p.m. Eastern time on that day are aggregated, and the plan sponsor or plan administrator generally places a net purchase and/or redemption order(s) for shares of the Funds on the morning of the next business day. These orders are normally executed at the NAV that was computed for each Fund as of 4:00 p.m. Eastern time the previous day.

Plan sponsors and plan administrators who choose not to enter into arrangements of the type described above will need to transmit orders for receipt by the Trust prior to 4:00 p.m. Eastern time in order for those orders to be executed at the NAV computed for that day.

The Trust normally will wire redemption proceeds to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Trust, but in no event later than seven days following receipt of such instructions. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

The Trust normally will wire redemption proceeds to the plan sponsor or plan administrator on the next business day after receipt of the redemption instructions by the Trust, but in no event later than seven days following receipt of such instructions. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in- kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Secu-rities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Secu-rities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

In addition, the following are additional restrictions relating to redemptions for the Funds:

 .  If your account value falls below the minimum investment amount (see p.
    45), the Fund may redeem your shares. You will receive notice that we intend to do this at least 30 days in advance so that you may increase the balance in your account if you choose. If your account falls below $10, we may redeem your shares and send you the proceeds, without notice to you.

                                              SHAREHOLDER INFORMATION continued



 . Because servicing smaller accounts is very expensive, if your account balance falls below $500 on the last day of the calendar quarter through redemptions or any other reason, your account will be charged a low balance fee of $2.50 per quarter. The Funds may waive the fee, in their discretion, in the event of a significant market correction.

All Other Persons Purchasing, Exchanging or Selling Shares

The preceding discussion relates to how persons purchase, exchange and sell shares through plan sponsors and plan administrators. The following discussion relates to how all other persons purchase, exchange, and sell shares.

Purchase orders are effected at the net asset value per share next determined after receipt of the order in proper form by State Farm VP Management Corp. or its Registered Representatives. Receipt of an order in proper form means that State Farm VP Management Corp. or its Registered Representatives have received complete purchase instructions and payment for shares.

If State Farm VP Management Corp. or its Registered Representatives determine that the purchase instructions for your order are incomplete, State Farm VP Management Corp. or its Registered Representative will contact you to obtain the missing information and/or the missing documents necessary to make your purchase instructions complete. Your purchase order will not be processed until after the purchase instructions have been made complete and payment for the shares has been received.

All checks should be made payable to State Farm Mutual
Funds. Third-party checks will not be accepted. All payments must be in U.S. dollars and must be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.

Opening and Adding to an Account

By Writing to the Manager. To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to "State Farm Mutual Funds" or a properly completed ACH authorization. Send Express Overnight mail to: State Farm Mutual Funds, 330 W. 9th Street, Kansas City, Missouri 64105. You may obtain an Application by calling the State Farm VP Management Corp. call center at 1-800-447-4930. You may make subsequent investments at any time by mailing a check to the Manager, payable to State Farm Mutual Funds, along with the detachable investment slip found at the top of your confirmation statement. You may also send a letter of instruction indicating your account registration, account number and the Fund name.

By Telephone. With the Telephone Investment Privilege, you can purchase additional Fund shares by having the Fund make an electronic withdrawal from your pre-designated bank account. To make a telephone investment, call 1-800-447-4930.

By the Internet. Visit our web site at www.statefarm.com, and click on the "Mutual Funds" link. If you would like to open an account, print and complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548. If you would like to add to your account that has already been established, follow the instructions presented on the screen.

By Automatic Investing. The automatic investment plan allows you to make monthly investments in a Fund through automatic transfers from your bank account. To sign up, complete the appropriate section of the Application or get an Investor Account Services Form by calling 1-800-447-4930. You can make monthly investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by notifying your State Farm VP Management Corp., by writing the Manager, or by contacting an Investor Services Representative at 1-800-447-4930.

General Policies On Buying Shares

 . Your purchase order must be received by 4:00 p.m., Eastern Time to get that day's NAV.

 . All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to "State Farm Mutual Funds." Third-party checks will not be accepted.

 . Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. In the case of all accounts except for tax-qualified accounts, you may at any time request in writing, by calling
    1-800-447-4930, or by visiting our

SHAREHOLDER INFORMATION continued


    website at www.statefarm.com to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

 .  Stock certificates will not be issued.

 . The Manager will send to you by mail a confirmation of each transaction, other than purchases by the automatic investment plan method. You will receive confirmation of your purchases by the automatic investment plan method promptly after the end of each calendar quarter.

 . Persons who own Fund Shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to buy shares.

 . Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

 . You are required by federal regulations to certify your taxpayer identification or Social Security number when opening your account. Failure to provide an identification number could subject you to backup withholding on any distributions, redemptions, or disbursements from your account. Further, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.


                            How To Exchange Shares

You may exchange your shares for shares of another Fund as follows:

In Writing. A written exchange request must be signed by all of the owners of the account, must be sent to the Manager, and must clearly indicate your account number, account registration and the Fund names and the number of shares or the dollar amount you wish to exchange. Send your request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

By Telephone. With the Telephone Exchange Privilege, you may call the Manager and request an exchange. You must identify the existing account by giving the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

By the Internet. You can exchange shares of one Fund for another through our web site at www.statefarm.com. Just click on the "Mutual Funds" link at that site and follow the instructions presented on the screen.

General Policies on Exchanging Shares

 . An exchange will be effective on the day your request is received, if it is received by State Farm VP Management Corp. before the Funds calculate their NAVs on that day; a request received after the time the NAV is calculated will be effective at the next calculated NAV. All Funds calculate their NAVs as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time) or each day the NYSE is open for business.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to exchange shares.

 . You have to meet the minimum investment requirements of the Fund into which you are exchanging.

 . For all Funds, other than the Money Market Fund, you may make 4 exchanges out of the Fund during a calendar year. There is no charge for exchanges. After the fourth exchange out of a Fund during a calendar year, the Manager will not allow you to directly exchange shares from that Fund to another Fund.

 . You may make an unlimited number of exchanges out of the Money Market Fund during a calendar year.

 . Because excessive trading can hurt Fund performance and shareholders, the Funds may refuse any exchange purchase if: (1) the Manager believes the Fund would be harmed or unable to invest effectively; or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

                                              SHAREHOLDER INFORMATION continued



 . You can only exchange shares if the Fund has received good payment for those shares.

 . An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

 . Before making an exchange please read the description of the Fund to be purchased in this prospectus.

 . The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.


                           How to Redeem Fund Shares

You may redeem shares of any of the Funds by contacting State Farm VP Management Corp., by sending a written request, by telephone, by using our systematic withdrawal program, or by exchanging into another Fund.

In Writing. You may redeem all or any portion of your shares by sending a written request to the Manager:

State Farm Mutual Funds
P.O. Box 219548
Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

The shareowner of record must sign the redemption request. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem. If you request a redemption of more than $100,000, your signature, must be guaranteed as described under "Signature Guarantee."

Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

By Telephone. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-4930. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

By The Internet. Visit our website at www.statefarm.com, click on the "Mutual Funds" link, and follow the instructions presented on the screen.

Systematic Withdrawal Program. If you own $5,000 or more of a Fund's shares at the current net asset value, you may have a specified dollar amount greater than $100 withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day. For example, if you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th. To redeem shares through a systematic withdrawal plan, contact your State Farm VP Management Corp. Registered Representative for instruction or complete an Investor Account Services Form for shares held in a taxable account or an IRA Systematic Withdrawal Plan Form for shares held in a tax-qualified account. You can obtain copies of these forms by calling 1-800-447-4930. Once you have established redemptions through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-4930, if you have Telephone Redemption Privileges.

You should not purchase additional shares of a Fund at the same time you are participating in the systematic withdrawal plan because the withdrawal will be a taxable redemption and may produce taxable gain or loss. The Trust reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the Trust.

General Redemption Policies

 . Each Fund will redeem shares at the Fund's net asset value next determined after receipt by the Fund of a proper request for redemption.

SHAREHOLDER INFORMATION continued


 . A Fund generally will redeem shares in cash or electronic transfer. Redemptions of more than $500,000 of a Fund's assets during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

 . Persons who own Fund shares through a qualified retirement plan such as a 401(k) plan should refer to documents provided by their plan sponsor or administrator for information on how to redeem shares.

 . Payment for shares redeemed will be mailed within seven days after the Fund receives a redemption request, either in writing, or by telephone, in proper form.

 . If you try to redeem shares paid for by check or electronic transfer within 15 days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected.

 . Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) there are emergency circumstances as determined by the Securities and Exchange Commission, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

 . Once the Manager has received and accepted your redemption request, you may not cancel or revoke it. We cannot accept a redemption request that specifies a particular date or price or any other conditions.

 . Redemption proceeds you request in writing normally will be sent by check to your address of record. If you give specific instructions in your written redemption request, and your signature is guaranteed as described under "Signature Guarantee," you may have the re demption proceeds sent to another payee or to an address other than the address of record. If you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

 . You may change your address of record by calling 1-800-447-4930, visiting your State Farm VP Management Corp. Registered Representative, accessing your account via the Internet, or by sending a written request to the Manager. If you request an address change, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request unless the redemption request is in writing and accompanied by a signature guarantee for each registered owner.

 . For IRA non-systematic withdrawals a shareholder should complete the Distribution Request Form which can be obtained by calling 1-800-447-4930 or by visiting our website at www.statefarm.com(TM).

 . If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method the redemption proceeds will usually be deposited in your pre-designated bank account within one or two business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after the receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. To change the bank or account designated to receive your redemption proceeds, send a written request (not by fax) signed by each shareowner with each

                                              SHAREHOLDER INFORMATION continued


    signature guaranteed as described in this prospectus under "Signature Guarantee" to:

    State Farm Mutual Funds
    P.O. Box 219548
    Kansas City, Missouri 64121-9548

    If the registered owner(s) of the new bank account is/are the same as the registered owner(s) of the former bank account, no signature guarantee is necessary.

 . If your account value falls below the minimum investment amount (see p.45) and you are not participating in the automatic investment program, the Fund may redeem your shares and send the proceeds to you at your registered address. You will receive notice that we intend to do this at least 30 days in advance so that you may increase the balance in your account if you choose. If your account falls below $10, we may redeem your shares and send you the proceeds, without notice to you.

 . Because servicing smaller accounts is very expensive, if your account balance falls below $500 on the last day of the calendar quarter through redemptions or any other reason, your account will be charged a low balance fee of $2.50 per quarter. The low balance fee does not apply (1) if your accounts in all the State Farm Funds have a combined value of $500 or more,
    (2) to IRAs or other retirement plans, (3) accounts participating in the automatic investment plan or (4) omnibus or nominee accounts. The Funds may waive the fee, in their discretion, in the event of a significant market correction.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either

 . on the written request for redemption that exceeds $100,000, which clearly identifies the exact name in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

 . on a separate "stock power," an instrument of assignment which should specify the total number of shares to be exchanged or redeemed (this stock power may be obtained from most banks and stock brokers); If you request that a redemption check be made payable to anyone other than the shareholder of record, that request must be signed and accompanied by a signature guarantee of the registered owner;

 . if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

 . if you request that a redemption check be mailed to an address other than the address of record, that request must be signed and accompanied by a signature guarantee of the registered owner; or

 . on the Investor Account Services Form used to establish the Telephone Investment, Redemption and/or Exchange Privilege(s), and on the Investor Account Services Form used to change the pre-designated bank account into which redemption proceeds may be deposited. If pre-designated bank account information is changed but the registered owner(s) of the bank account remains the same, no signature guarantee will be required.

SHARED DELIVERY


Shared Delivery of Prospectus and Fund Reports. The rules governing mutual funds require each of the Funds semiannually to furnish to its shareowners a report containing that Fund's financial statements and the Funds generally send each new prospectus to all shareowners. The Funds also send proxy statements to shareowners whenever there is a shareowners' meeting. Each Fund intends to send one copy of each report, prospectus and proxy statement to an address shared by more than one shareowner (commonly referred to as "householding" delivery). By signing the Account Application, you consent to the "householded" delivery of the reports, prospectuses and proxy statements unless and until you revoke your consent by notifying the Fund as set forth below.

Revocation of Shared Delivery. If you want to receive an individual copy (rather than a shared or "householded" copy) of a Fund's report, prospectus or proxy statement contact the Manager to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by telephone at 1-800-447-4930. You may revoke your consent at any time. The Fund will commence sending individual copies within 30 days after it receives notice that you have revoked your consent.

DIVIDENDS,
DISTRIBUTIONS
AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small Cap Equity Fund, Equity and Bond Fund and International Equity Fund declare and pay dividends and capital gain distributions, if any, at least annually.

The Bond Fund, the Money Market Fund, and the Tax Advantaged Bond Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund, the Money Market Fund or the Tax Advantaged Bond Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment. The Manager receives payment for your purchase of shares upon receipt of your check or ACH authorization. If you purchased the Fund shares at the office of a State Farm VP Management Corp. Registered Representative, it may take several days for the Manager to receive your check or your ACH authorization.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you previously have elected to receive dividends and distributions in cash.

Taxes on Distributions. Distributions from each Fund, other than the Tax Advantaged Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

The dividends from the Tax Advantaged Bond Fund will largely be exempt from regular federal income tax, because the Tax Advantaged Bond Fund invests primarily in municipal bonds. A portion of the Tax Advantaged Bond Fund's dividends may be subject to the federal alternative minimum tax (AMT). Tax Advantaged Bond Fund dividends may be subject to state and local taxes. Tax Advantaged Bond Fund will provide you annually with the state-by-state sources of its income.

For federal tax purposes, a Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains, no matter how long you have held your Fund shares.

Every January, the Funds will send you and the IRS a statement called Form 1099 showing the sources and amounts of taxable distributions you received in the previous calendar year.

Foreign Taxes. A Fund may receive income from sources in foreign countries, and that income may be subject to foreign taxes at its source. If your Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce that Fund's dividend, but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. It is expected that only International Equity Fund and International Index Fund may qualify for this election. We will send you detailed information about the foreign tax credit or deduction each year.

                                   DIVIDENDS, DISTRIBUTIONS AND TAXES continued



Taxes on Transactions. A redemption is a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss is computed on the difference between the amount you receive in exchange for the shares redeemed and their basis.

An exchange of any Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares at their fair market value and any gain on the transaction may be subject to federal income tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

To invest in any of the Funds, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you must certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding. If you fail to comply with this procedure, the Fund must withhold 31% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of each Fund. The Institutional Shares Class of the Equity Fund and the Institutional Shares Class of the Bond Fund commenced investment operations on November 1, 2001. As of December 31, 2001, the Institutional Shares Class had not commenced investment operations in the Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Tax Advantaged Bond Fund, and the Money Market Fund. The financial highlights of the Institutional Shares Class are provided for the Equity Fund and the Bond Fund. For each other Fund, financial highlights are shown for Class A and Class B shares for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2001 annual report. The annual report may be obtained from the Funds upon request without charge.

(For a share outstanding throughout the period):

                                  Equity Fund
                             Institutional Shares

                                                                 From commencement
                                                              of investment operations
                                                                November 1, 2001 to
                                                                 December 31, 2001
------------------------------------------------------------- ------------------------
Net asset value, beginning of period                                   $ 7.54
Income from Investment Operations
Net investment income/(a)/                                               0.02
Net gain (loss) on investments (both realized and unrealized)            0.34
                                                                       ------
Total from investment operations                                         0.36
                                                                       ------
Less Distributions
Net investment income                                                   (0.02)
                                                                       ------
Total distributions                                                     (0.02)
                                                                       ------
Net asset value, end of period                                         $ 7.88
                                                                       ======
Total Return/(b)/                                                        4.82%

Ratios/Supplemental Data
Net assets, end of period (millions)                                   $ 33.0

Average net asset ratios assuming expense limitations
Expenses                                                                 0.70%/(c)/
Net investment income                                                    0.85%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                                 0.70%/(c)/
Net investment income                                                    0.85%/(c)/
Portfolio turnover rate                                                     1%

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                             Small Cap Equity Fund

                                                                        Class A                      Class B
                                                              ---------------------------- ----------------------
                                                                               From                         From
                                                                           commencement                 commencement
                                                                           of investment                of investment
                                                                            operations                   operations
                                                                            December 5,                  December 5,
                                                               Year ended     2000 to       Year ended     2000 to
                                                              December 31, December 31,    December 31, December 31,
                                                                  2001         2000            2001         2000
------------------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                             $ 9.78       $10.00          $ 9.78       $10.00

Income from Investment Operations
Net investment income/(a)/                                        (0.04)        0.01           (0.08)        0.01
Net gain (loss) on investments (both realized and unrealized)     (0.17)       (0.22)          (0.16)       (0.22)
                                                                 ------       ------          ------       ------
Total from investment operations                                  (0.21)       (0.21)          (0.24)       (0.21)
                                                                 ------       ------          ------       ------
Less Distributions
Net investment income/(b)/                                           --        (0.01)             --        (0.01)
Net realized gain                                                 (0.01)          --           (0.01)          --
                                                                 ------       ------          ------       ------
Total distributions                                               (0.01)       (0.01)          (0.01)       (0.01)
                                                                 ------       ------          ------       ------
Net asset value, end of period                                   $ 9.56       $ 9.78          $ 9.53       $ 9.78
                                                                 ======       ======          ======       ======
Total Return/(c)/                                                 (2.14)%      (2.13)%         (2.45)%      (2.14)%

Ratios/Supplemental Data
Net assets, end of period (millions)                             $ 26.6       $ 24.5          $ 24.8       $ 24.5

Average net asset ratios assuming expense limitations
Expenses                                                           1.40%        1.40%/(d)/      1.80%        1.55%/(d)/
Net investment income                                             (0.42)%       1.02%/(d)/     (0.82)%       0.87%/(d)/

Average net asset ratios absent expense limitations
Expenses                                                           1.48%        1.55%/(d)/      1.88%        1.55%/(d)/
Net investment income                                             (0.50)%       0.87%/(d)/     (0.90)%       0.87%/(d)/
Portfolio turnover rate                                              44%          15%/(d)/        44%          15%/(d)/

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Distributions represent less than $0.01 per share in 2001.
(c)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout the period):

                           International Equity Fund

                                                                Class A                      Class B
                                                      ----------------------       ----------------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                    December 5,                  December 5,
                                                       Year ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2001         2000            2001         2000
----------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                    $  9.64       $10.00         $  9.64       $10.00

Income from Investment Operations
Net investment income/(a)/                                   --           --           (0.03)          --
Net gain (loss) on investments (both realized and
  unrealized)                                             (1.87)       (0.36)          (1.87)       (0.36)
                                                        -------       ------         -------       ------
Total from investment operations                          (1.87)       (0.36)          (1.90)       (0.36)
                                                        -------       ------         -------       ------
Less Distributions
Net investment income/(b)/                                   --           --              --           --
Net realized gain/(c)/                                       --           --              --           --
                                                        -------       ------         -------       ------
Total distributions                                          --           --              --           --
                                                        -------       ------         -------       ------
Net asset value, end of period                          $  7.77       $ 9.64         $  7.74       $ 9.64
                                                        =======       ======         =======       ======
Total Return/(b)/                                        (19.35)%      (3.56)%        (19.66)%      (3.58)%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $  20.8       $ 24.1         $  19.8       $ 24.1
Average net asset ratios assuming expense limitations
Expenses                                                   1.50%        1.50%/(e)/      1.90%        1.90%/(e)/
Net investment income                                      0.05%        0.71%/(e)/     (0.35)%       0.31%/(e)/
Average net asset ratios absent expense limitations
Expenses                                                   1.75%        2.05%/(e)/      2.15%        2.05%/(e)/
Net investment income                                     (0.20)%       0.16%/(e)/     (0.60)%       0.16%/(e)/
Portfolio turnover rate                                      26%           6%/(e)/        26%           6%/(e)/

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Distributions represent less than $0.01 per share in 2001 and 2000.
(c)Distributions represent less than $0.01 per share in 2001.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                              S&P 500 Index Fund

                                                                Class A                          Class B
                                                    -------------------------        -------------------------
                                                                        From                             From
                                                                    commencement                     commencement
                                                                    of investment                    of investment
                                                                     operations                       operations
                                                                    December 18,                     December 18,
                                                     Year ended        2000 to        Year ended        2000 to
                                                    December 31,    December 31,     December 31,    December 31,
                                                        2001            2000             2001            2000
--------------------------------------------------- ------------    -------------    ------------    -------------
Net asset value, beginning of period                  $  9.98          $10.00          $  9.98          $10.00

Income from Investment Operations
Net investment income/(a) (b)/                           0.05              --             0.01              --
Net gain (loss) on investments (both realized and
  unrealized)/(a)/                                      (1.33)          (0.02)           (1.31)          (0.02)
                                                      -------          ------          -------          ------
Total from investment operations                        (1.28)          (0.02)           (1.30)          (0.02)
                                                      -------          ------          -------          ------
Less Distributions
Net investment income/(c)/                              (0.04)             --            (0.02)             --
Net realized gain/(d)/                                     --              --               --              --
                                                      -------          ------          -------          ------
Total distributions                                     (0.04)             --            (0.02)             --
                                                      -------          ------          -------          ------
Net asset value, end of period                        $  8.66          $ 9.98          $  8.66          $ 9.98
                                                      =======          ======          =======          ======
Total Return/(f)/                                      (12.75)%         (0.19)%         (13.03)%         (0.20)%

Ratios/Supplemental Data
Net assets, end of period (millions)                  $  32.4          $ 25.0          $  26.1          $ 24.9
Average net asset ratios assuming expense
  limitations
Expenses/(a)/                                            0.80%           0.80%/(g)/       1.20%           1.20%/(g)/
Net investment income/(a)/                               0.57%           0.41%/(g)/       0.17%           0.01%/(g)/
Average net asset ratios absent expense limitations
Expenses/(a)/                                            0.90%           2.96%/(g)/       1.30%           2.95%/(g)/
Net investment income/(a)/                               0.47%          (1.75)%/(g)/      0.07%          (1.75)%/(g)/
Portfolio turnover rate                                     9%/(e)/        10%/(e)/          9%/(e)/        10%/(e)/

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.31%, respectively, relating to the Master Index Portfolio.
(b)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Distributions represent less than $0.01 per share in 2000.
(d)Distributions represent less than $0.01 per share in 2001.
(e)Amount represents the portfolio turnover rate of the Master Index Portfolio.
(f)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(g)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                             Small Cap Index Fund

                                                                  Class A                         Class B
                                                      -------------------------       -------------------------
                                                                          From                            From
                                                                      commencement                    commencement
                                                                      of investment                   of investment
                                                                       operations                      operations
                                                                      December 18,                    December 18,
                                                       Year ended        2000 to       Year ended        2000 to
                                                      December 31,    December 31,    December 31,    December 31,
                                                          2001            2000            2001            2000
----------------------------------------------------- ------------    -------------   ------------    -------------
Net asset value, beginning of period                     $10.43          $10.00          $10.43          $10.00

Income from Investment Operations
Net investment income/(a) (b)/                             0.06            0.01            0.02            0.01
Net gain (loss) on investments (both realized and
  unrealized)/(a)/                                         0.10            0.43            0.09            0.43
                                                         ------          ------          ------          ------
Total from investment operations                           0.16            0.44            0.11            0.44
                                                         ------          ------          ------          ------
Less Distributions
Net investment income                                     (0.07)          (0.01)          (0.03)          (0.01)
Net realized gain                                         (0.15)             --           (0.15)             --
                                                         ------          ------          ------          ------
Total distributions                                       (0.22)          (0.01)          (0.18)          (0.01)
                                                         ------          ------          ------          ------
Net asset value, end of period                           $10.37          $10.43          $10.36          $10.43
                                                         ======          ======          ======          ======
Total Return/(d)/                                          1.42%           4.36%           1.03%           4.35%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $ 29.4          $ 26.1          $ 27.5          $ 26.1
Average net asset ratios assuming expense limitations
Expenses/(a)/                                              0.95%           0.95%/(e)/      1.35%           1.35%/(e)/
Net investment income/(a)/                                 0.61%           2.75%/(e)/      0.21%           2.37%/(e)/
Average net asset ratios absent expense limitations
Expenses/(a)/                                              1.08%           3.21%/(e)/      1.48%           3.21%/(e)/
Net investment income/(a)/                                 0.48%           0.51%/(e)/      0.08%           0.51%/(e)/
Portfolio turnover rate                                      46%/(c)/         0%/(f)/        46%/(c)/         0%/(f)/

--------------
(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.45%, respectively, relating to the Master Index Portfolio.
(b)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Amount represents the portfolio turnover rate of the Master Index Portfolio.
(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(e)Determined on an annualized basis.
(f)Amount represents the portfolio turnover rate of the Master Index Portfolio. For the period ended December 31, 2000, the amount rounds to less than 1%.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                           International Index Fund

                                                                  Class A                          Class B
                                                      -------------------------        -------------------------
                                                                          From                             From
                                                                      commencement                     commencement
                                                                      of investment                    of investment
                                                                       operations                       operations
                                                                      December 18,                     December 18,
                                                       Year ended        2000 to        Year ended        2000 to
                                                      December 31,    December 31,     December 31,    December 31,
                                                          2001            2000             2001            2000
----------------------------------------------------- ------------    -------------    ------------    -------------
Net asset value, beginning of period                    $ 10.15          $10.00          $ 10.15          $10.00
Income from Investment Operations
Net investment income /(a) (b)/                            0.05              --             0.02              --
Net gain (loss) on investments (both realized and
  unrealized)/ (a)/                                       (2.31)           0.15            (2.30)           0.15
                                                        -------          ------          -------          ------
Total from investment operations                          (2.26)           0.15            (2.28)           0.15
                                                        -------          ------          -------          ------
Less Distributions
Net investment income/(c)/                                (0.02)             --               --              --
Net realized gain/(d)/                                       --              --               --              --
                                                        -------          ------          -------          ------
Total distributions                                       (0.02)             --               --              --
                                                        -------          ------          -------          ------
Net asset value, end of period                          $  7.87          $10.15          $  7.87          $10.15
                                                        =======          ======          =======          ======
Total Return/(f)/                                        (22.19)%          1.50%          (22.43)%          1.51%

Ratios/Supplemental Data
Net assets, end of period (millions)                    $  21.0          $ 25.4          $  20.2          $ 25.4
Average net asset ratios assuming expense limitations
Expenses/(a)/                                              1.15%           1.15%/(g)/       1.55%           1.55%/(g)/
Net investment income/(a)/                                 0.59%           0.67%/(g)/       0.19%           0.27%/(g)/
Average net asset ratios absent expense limitations
Expenses/(a)/                                              1.29%           3.36%/(g)/       1.69%           3.36%/(g)/
Net investment income/(a)/                                 0.45%          (1.54)%/(g)/      0.05%           0.00%/(g)/
Portfolio turnover rate                                       7%/(e)/        45%/(e)/          7%/(e)/        45%/(e)/

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 1.50%, respectively, relating to the Master Index Portfolio.
(b)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(c)Distributions represent less than $0.01 per share in 2000.
(d)Distributions represent less than $0.01 per share in 2001.
(e)Amount represents the portfolio turnover rate of the Master Index Portfolio.
(f)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(g)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout the period):

                             Equity and Bond Fund

                                                              Class A                      Class B
                                                    ------------ -------------   ------------ -------------
                                                                     From                         From
                                                                 commencement                 commencement
                                                                 of investment                of investment
                                                                  operations                   operations
                                                                  October 31,                  October 31,
                                                     Year ended     2000 to       Year ended     2000 to
                                                    December 31, December 31,    December 31, December 31,
                                                        2001         2000            2001         2000
--------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                   $ 9.78       $10.00          $ 9.78       $10.00

Income from Investment Operations
Net investment income/(a)/                               0.24         0.05            0.23         0.05
Net gain (loss) on investments (both realized and
  unrealized)                                           (0.79)       (0.22)          (0.80)       (0.22)
                                                       ------       ------          ------       ------
Total from investment operations                        (0.55)       (0.17)          (0.57)       (0.17)
                                                       ------       ------          ------       ------

Less Distributions
Net investment income                                   (0.23)       (0.05)          (0.22)       (0.05)
Net realized gain                                       (0.02)          --           (0.02)          --
                                                       ------       ------          ------       ------
Total distributions                                     (0.25)       (0.05)          (0.24)       (0.05)
                                                       ------       ------          ------       ------
Net asset value, end of period                         $ 8.98       $ 9.78          $ 8.97       $ 9.78
                                                       ======       ======          ======       ======
Total Return/(b)/                                       (5.67)%      (1.71)%         (5.90)%      (1.71)%

Ratios/Supplemental Data
Net assets, end of period (millions)                   $ 29.3       $ 24.6          $ 25.9       $ 24.6

Average net asset ratios assuming expense
  limitations
Expenses                                                 0.09%        0.00%/(c)/      0.15%        0.00%/(c)/
Net investment income                                    2.62%        3.04%/(c)/      2.46%        3.04%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                 0.21%        0.21%/(c)/      0.27%        0.21%/(c)/
Net investment income                                    2.50%        2.83%/(c)/      2.34%        2.83%/(c)/
Portfolio turnover rate                                     6%          11%/(c)/         6%          11%/(c)/

--------------
(a)For the period ended December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout the period):
                                   Bond Fund
                             Institutional Shares

                                                                    From commencement
                                                                 of investment operations
                                                                   November 1, 2001 to
                                                                    December 31, 2001
---------------------------------------------------------------- ------------------------
Net asset value, beginning of period                                      $10.73

Income from Investment Operations
Net investment income                                                       0.10
Net gain or (loss) on investments (both realized and unrealized)           (0.36)
                                                                          ------
Total from investment operations                                           (0.26)
                                                                          ------

Less Distributions
Net investment income                                                      (0.10)
Net realized gain                                                          (0.04)
                                                                          ------
Total distributions                                                        (0.14)
                                                                          ------
Net asset value, end of period                                            $10.33
                                                                          ======
Total return/(a)/                                                          (2.33)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                      $ 22.2

Average net asset ratios assuming expense limitations
Expenses                                                                    0.20%/(b)/
Net investment income                                                       6.16%/(b)/

Average net asset ratios absent expense limitations
Expenses                                                                    0.22%/(b)/
Net investment income                                                       6.14%/(b)/

Portfolio turnover rate                                                       26%

--------------
(a)Total return is not annualized, and sales charges are not reflected in total return.
(b)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout the period):

                           Tax Advantaged Bond Fund

                                                                Class A                      Class B
                                                      ----------------------       ----------------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                    October 31,                  October 31,
                                                       Year ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2001         2000            2001         2000
----------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                     $10.29       $10.00          $10.29       $10.00

Income from Investment Operations
Net investment income                                      0.44         0.09            0.40         0.09
Net gain or (loss) on investments (both realized and
  unrealized)                                             (0.06)        0.29           (0.06)        0.29
                                                         ------       ------          ------       ------
Total from investment operations                           0.38         0.38            0.34         0.38
                                                         ------       ------          ------       ------
Less Distributions
Net investment income                                     (0.44)       (0.09)          (0.40)       (0.09)
                                                         ------       ------          ------       ------
Total distributions                                       (0.44)       (0.09)          (0.40)       (0.09)
                                                         ------       ------          ------       ------
Net asset value, end of period                           $10.23       $10.29          $10.23       $10.29
                                                         ======       ======          ======       ======
Total Return/(a)/                                          3.77%        3.79%           3.35%        3.79%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $ 29.0       $ 26.0          $ 27.0       $ 26.0

Average net asset ratios assuming expense limitations
Expenses                                                   0.70%        0.36%/(b)/      1.10%        0.36%/(b)/
Net investment income                                      4.26%        5.47%/(b)/      3.86%        5.47%/(b)/

Average net asset ratios absent expense limitations
Expenses                                                   0.71%        0.36%/(b)/      1.11%        0.36%/(b)/
Net investment income                                      4.25%        5.47%/(b)/      3.85%        5.47%/(b)/
Portfolio turnover rate/(b)/                                  0%           0%/(b)/         0%           0%/(b)/

--------------
(a)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                               Money Market Fund

                                                                Class A                      Class B
                                                      ----------------------       ----------------------
                                                                       From                         From
                                                                   commencement                 commencement
                                                                   of investment                of investment
                                                                    operations                   operations
                                                                   December 12,                 December 12,
                                                       Year Ended     2000 to       Year ended     2000 to
                                                      December 31, December 31,    December 31, December 31,
                                                          2001         2000            2001         2000
----------------------------------------------------- ------------ -------------   ------------ -------------
Net asset value, beginning of period                     $ 1.00        $1.00          $ 1.00        $1.00

Income from Investment Operations
Net investment income /(a)/                                0.04           --            0.03           --
                                                         ------        -----          ------        -----
Total from investment operations                           0.04           --            0.03           --
                                                         ------        -----          ------        -----

Less Distributions
Net investment income /(b)/                               (0.04)          --           (0.03)          --
                                                         ------        -----          ------        -----
Total distributions                                       (0.04)          --           (0.03)          --
                                                         ------        -----          ------        -----
Net asset value, end of period                           $ 1.00        $1.00          $ 1.00        $1.00
                                                         ======        =====          ======        =====
Total Return /(b)/                                         3.62%        0.29%           3.21%        0.27%

Ratios/Supplemental Data
Net assets, end of period (millions)                     $ 11.0        $ 5.0          $  5.2        $ 5.0

Average net asset ratios assuming expense limitations
Expenses                                                   0.60%        0.60%/(c)/      1.00%        1.00%/(c)/
Net investment income                                      3.22%        5.94%/(c)/      3.15%        5.54%/(c)/

Average net asset ratios absent expense limitations
Expenses                                                   0.84%        1.93%/(c)/      1.26%        1.93%/(c)/
Net investment income                                      2.98%        4.61%/(c)/      2.89%        4.61%/(c)/

--------------
(a)Net investment income and distributions represent less than $0.01 per share for 2000.
(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)Determined on an annualized basis.

                                   APPENDIX A



                                Small Cap  International  S&P 500  Small Cap  International  Equity and          Tax      Money
                        Equity    Equity      Equity      Index      Index        Equity       Bond      Bond  Advantage  Market
                        Fund      Fund        Fund        Fund       Fund         Fund         Fund      Fund  Bond Fund  Fund
Symbols  y - permitted
n - not permitted
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Debt Securities            n        n            n           y         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities    n        n            n           n         n            n            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage
Obligations and
Multiclass Pass-Through
Securities                 n        n            n           n         n            n            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Corporate Asset-Backed
Securities                 n        n            n           n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through
Securities                 n        n            n           n         n            n            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed
Securities                 n        n            n           n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Corporate Securities       y        y            y           y         y            y            y        y        y        y
--------------------------------------------------------------------------------------------------------------------------------
Loans and Other Direct
Indebtedness               n        n            n           n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Lower Rated Bonds          n        n            n           n         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds            n        n            n           n         n            n            n        n        y        n
--------------------------------------------------------------------------------------------------------------------------------
Speculative Bonds          n        n            n           n         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Securities                 y        y            y           y         y            y            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Variable and Floating
Rate Obligations           n        n            n           y         y            y            n        n        y        n
--------------------------------------------------------------------------------------------------------------------------------
Zero Coupon Bonds          n        n            n           n         n            n            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Equity Securities          y        y            y           y         y            y            y        y        n        n
--------------------------------------------------------------------------------------------------------------------------------
Foreign Securities
Exposure                   y        y            y           n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Depositary Receipts        y        y            y           n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Dollar-Denominated
Foreign Money Market
Securities                 y        y            y           y         y            y            y        y        y        y
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets           n        n            y           n         n            y            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Foreign Securities         y        y            y           n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Forward Contracts          y        y            y           n         n            y            y        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Futures Contracts          n        n            n           y         y            y            y        y        y        n
--------------------------------------------------------------------------------------------------------------------------------
Indexed Securities/
Structured Products        n        n            n           n         n            n            n        n        n        n
--------------------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate
Obligations                n        n            n           n         n            n            n        n        y        n
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                                Small Cap  International  S&P 500  Small Cap  International  Equity and          Tax      Money
                        Equity    Equity      Equity      Index      Index        Equity       Bond      Bond  Advantage  Market
                        Fund      Fund        Fund        Fund       Fund         Fund         Fund      Fund  Bond Fund  Fund
Symbols  y - permitted
n - not permitted
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Investment in Other
Investment Companies
--------------------------------------------------------------------------------------------------------------------------------
  Open-End                y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
  Closed-End              y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio
Securities                y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Leveraging Transactions   y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Bank Borrowings           y         y           y            n        n            n             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Mortgage "Dollar-Roll"
Transactions              n         n           n            n        n            n             y        y       n         n
--------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
Agreements                y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Options                   n         n           n            y        y            y             y        y       y         n
--------------------------------------------------------------------------------------------------------------------------------
Options on Foreign
Currencies                n         n           n            n        n            n             n        n       n         n
--------------------------------------------------------------------------------------------------------------------------------
Options on Futures
Contracts                 n         n           n            y        y            y             y        y       y         n
--------------------------------------------------------------------------------------------------------------------------------
Options on Securities     n         n           n            n        n            n             n        n       n         n
--------------------------------------------------------------------------------------------------------------------------------
Options on Stock Indices  n         n           n            y        y            y             n        n       n         n
--------------------------------------------------------------------------------------------------------------------------------
Reset Options             n         n           n            n        n            n             n        n       n         n
--------------------------------------------------------------------------------------------------------------------------------
"Yield Curve" Options     n         n           n            n        n            n             n        n       n         n
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements     y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Restricted Securities     y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Short Sales               n         n           n            n        n            n             n        n       n         n
--------------------------------------------------------------------------------------------------------------------------------
Short Sales Against
the Box                   n         n           n            n        n            n             n        n       n         n
--------------------------------------------------------------------------------------------------------------------------------
Short Term Instruments    y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Swaps and Related
Derivative Instruments    n         n           n            n        n            n             y        y       y         n
--------------------------------------------------------------------------------------------------------------------------------
Temporary Borrowings      y         y           y            n        n            n             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------
Temporary Defensive
Positions                 y         y           y            n        n            n             y        y       y         n
--------------------------------------------------------------------------------------------------------------------------------
Warrants                  n         y           y            y        y            y             y        y       n         n
--------------------------------------------------------------------------------------------------------------------------------
"When-issued" Securities  y         y           y            y        y            y             y        y       y         y
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can obtain more information about the Trust's investments and performance in its semiannual and annual reports to shareowners. Those reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last six months or fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Trust. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.



INVESTMENT CO. ACT FILE NO. 811-10027

         State Farm Mutual Funds
         Three State Farm Plaza, R-4
         Bloomington, IL 61791-0001
         FORWARDING SERVICE REQUESTED

                                                                            U.S.
                                                                         POSTAGE

                                                                            PAID

                                                                           STATE
                                                                            FARM

                                                                       INSURANCE
                                                                       COMPANIES

                                                             PRESORTED STANDARD





                                  Issued By:
                    State Farm Investment Management Corp.
                          Three State Farm Plaza, R4
                       Bloomington, Illinois 61791-0001
                                1-800-447-4930
             120-4683.1-CH

================================================================================

                          STATE FARM MUTUAL FUND TRUST

                             STATE FARM EQUITY FUND
                        STATE FARM SMALL CAP EQUITY FUND
                      STATE FARM INTERNATIONAL EQUITY FUND
                          STATE FARM S&P 500 INDEX FUND
                         STATE FARM SMALL CAP INDEX FUND
                       STATE FARM INTERNATIONAL INDEX FUND
                         STATE FARM EQUITY AND BOND FUND
                              STATE FARM BOND FUND
                       STATE FARM TAX ADVANTAGED BOND FUND
                          STATE FARM MONEY MARKET FUND


                             Three State Farm Plaza
                        Bloomington, Illinois 61791-0001
                                  (800) 447-4930

                       STATEMENT OF ADDITIONAL INFORMATION
                              INSTITUTIONAL SHARES
                                   May 1, 2002

          This Statement of Additional Information (SAI) is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus (the "Prospectus") dated the same date as this SAI. The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2001 are incorporated into this SAI by reference from the Trust's annual report to shareholders. You may obtain a copy of the Prospectus or the annual report at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
INFORMATION ABOUT THE FUNDS........................................................................................1
INVESTMENT OBJECTIVES..............................................................................................1
INVESTMENT TECHNIQUES AND RISKS....................................................................................2
          Equity Securities........................................................................................2
          Debt Securities..........................................................................................3
          Convertible Securities...................................................................................4
          U.S. Government Securities...............................................................................4
          Exchange-Traded Funds....................................................................................5
          Floating- and Variable-Rate Obligations..................................................................5
          Letters of Credit........................................................................................6
          Foreign Securities.......................................................................................6
          Stock Index Futures and Options On Stock Index Futures Contracts........................................13
          Interest Rate Futures Contracts and Related Options.....................................................15
          Warrants................................................................................................17
          Municipal Bonds.........................................................................................18
          Mortgage-Backed Securities..............................................................................18
          Asset-Backed Securities.................................................................................20
          Mortgage Dollar Rolls...................................................................................20
          Money Market Fund.......................................................................................20
          Foreign Money Market Instruments........................................................................21
          Cash and Cash Equivalents...............................................................................22
          Repurchase Agreements...................................................................................22
          Privately Issued Securities.............................................................................22
          Forward Commitments, When-Issued And Delayed Delivery Securities........................................23
          Loans Of Portfolio Securities...........................................................................24
          Defensive Investments...................................................................................24
INVESTMENT POLICIES AND RESTRICTIONS..............................................................................25
          Fundamental Restrictions................................................................................25
          Non-Fundamental Restrictions............................................................................27
          Operating Policies of the S&P 500 Index Master Portfolios, International Index Master Portfolio and
            the Russell 2000 Master Portfolio.....................................................................28
MORE ABOUT THE EQUITY INDEX FUNDS.................................................................................32
          Master/Feeder Structure.................................................................................32
          Selection of Investments for the Master Portfolio.......................................................34
          Tracking Error..........................................................................................34
          Relationship With the Index Providers...................................................................35
          Standard & Poor's.......................................................................................35
          Russell 2000............................................................................................35
          EAFE Index..............................................................................................36
TRUSTEES AND OFFICERS.............................................................................................37
INVESTMENT ADVISORY AGREEMENTS....................................................................................45
          Between the Trust and the Manager.......................................................................45

          Between Barclays and the Master Portfolios..............................................................48
          Between the Manager and Capital Guardian................................................................49
SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS...............................................50
PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................51
          The Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund........51
          Equity Index Funds......................................................................................51
          Small Cap Equity Fund and International Equity Fund.....................................................52
PORTFOLIO TURNOVER................................................................................................52
DETERMINATION OF NET ASSET VALUE..................................................................................53
PERFORMANCE INFORMATION...........................................................................................55
PURCHASE AND REDEMPTION OF FUND SHARES............................................................................58
DISTRIBUTION EXPENSES.............................................................................................58
OTHER SERVICE PROVIDERS...........................................................................................59
          Custodians..............................................................................................59
          Transfer Agent..........................................................................................59
          Independent Auditors....................................................................................60
TAXES.............................................................................................................60
          General Tax Information.................................................................................60
CODE OF ETHICS....................................................................................................65
SHARES............................................................................................................65
          Voting Rights...........................................................................................66
FINANCIAL STATEMENTS..............................................................................................67
APPENDIX A: DESCRIPTION OF BOND RATINGS............................................................................1

INFORMATION ABOUT THE FUNDS

          State Farm Mutual Fund Trust ("the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of ten separate funds, each of which has its own investment objective, investment policies, restrictions and risks (each a "Fund," and collectively, the "Funds").


          The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This SAI relates to Institutional Shares.


          Three of the Funds - State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund and State Farm International Index Fund (together, the "Equity Index Funds") - seek to achieve their respective investment objectives by investing all of their assets in the S&P 500 Index Master Portfolio, Russell 2000 Index Master Portfolio and International Index Master Portfolio (each a "Master Portfolio"), respectively, each of which is a series of Master Investment Portfolio (the "Master Fund"), an open-end, management investment company. Each Master Portfolio has substantially the same investment objective as the corresponding Equity Index Fund. Any Equity Index Fund may withdraw its investment in a corresponding Master Portfolio at any time if the Board of Trustees of the Trust determines that such action is in the best interests of the respective Equity Index Fund and its shareholders. Upon such withdrawal, the Board of Trustees would consider alternative investments, including investing all of an Equity Index Fund's assets in another investment company with the same investment objective as the Equity Index Fund or hiring an investment adviser to manage the Equity Index Fund's assets in accordance with the investment policies and restrictions described in the Trust's prospectus and this Statement of Additional Information.

          Each Fund (including the Equity Index Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds.

INVESTMENT OBJECTIVES

          The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with thirty days' prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS

          In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.


          To the extent set forth in this SAI, each Equity Index Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Equity Index Funds and the Master Portfolio in every instance, the following sections generally refer to the Funds or Equity Index Funds only.


EQUITY SECURITIES

          Each of the Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund (through the Equity Fund), and Equity Index Funds invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company's organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

          The Small Cap Equity Fund's and the Small Cap Index Fund's investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

          Because the Small Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

          Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

          The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

          Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

          In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

          The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of Barclays Global Fund Advisors ("Barclays"), the investment adviser for the S&P 500 Index Master Portfolio, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund's net assets. To the extent the ratings given by Moody's or may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

          The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

          The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

          Convertible securities generally rank senior to common stocks in an issuer's capital structure and may entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

          Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

          U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity, and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

          Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

EXCHANGE-TRADED FUNDS

          The Equity Index Funds may purchase shares of exchange-traded funds ("ETFs"), including shares of ETFs that are affiliates of a Master Portfolio. Typically, an Equity Index Fund would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Equity Index Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Equity Index Funds' purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

          An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and an Equity Index Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FLOATING- AND VARIABLE-RATE OBLIGATIONS


          The Equity Index Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Equity Index Fund may invest in obligations which are not so rated only if Barclays determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Equity Index Fund may invest. Barclays, on behalf of each Equity Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Equity Index Fund's portfolio. The Equity Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

          The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.


          In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund's limitations on investment in such securities.


LETTERS OF CREDIT

          Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of Barclays, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

          Each of Equity Fund, Small Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

          With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

          Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

          Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

          EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

          Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

          The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the "Commission"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of Commission action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

          Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

          CURRENCY EXCHANGE TRANSACTIONS. The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract ("forward contract") or through foreign currency futures contracts.

          FORWARD CONTRACTS. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

          Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

          If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

          At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

          It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

          FOREIGN CURRENCY FUTURES CONTRACTS. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. The International Index Fund will engage in foreign currency futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant (an "FCM"), which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Barclays, on a consistent basis, uses the following FCMs on behalf of the Trust: UBS Warburg LLC, Stamford, CT, J.P. Morgan Futures Inc., New York, New York, Morgan Stanley & Co. Incorporated, New York, New York, Merrill Lynch Futures Inc., San Francisco, CA, Lehman Brothers Inc., New York, New York, Salomon Smith Barney Inc., New York, New York, Goldman Sachs & Co. Futures Services, New York, New York, Carr Futures Inc., Chicago, Illinois, Deutsche Bank Securities Inc., New York, New York.

          While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Index Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Index Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Index Fund may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

          To hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Index Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Index Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Index Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Index Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

          The effective use of futures strategies depends on, among other things, the International Index Fund's ability to terminate futures positions at times when Barclays deems it desirable to do so. Although the International Index Fund will not enter into a futures position unless Barclays believes that a liquid secondary market exists for such future, there is no assurance that the International Index Fund will be able to effect closing transactions at any particular time or at an acceptable price. The International Index Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

          Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

          The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Barclays to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

          The International Index Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Index Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Index Fund might not be successful and the International Index Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Index Fund's overall return could be less than if the hedging transactions had not been undertaken.

          Under certain extreme market conditions, it is possible that the International Index Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Index Fund.

          The International Index Fund will purchase or sell futures contracts only if, in Barclays' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Index Fund's portfolio for the hedge to be effective. There can be no assurance that Barclays' judgment will be accurate.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the International Index Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Index Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the International Index Fund, which could require the International Index Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Index Fund's ability effectively to hedge its securities, or the relevant portion thereof.

          The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Barclays does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Index Fund's investments.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates.

          The cost to the International Index Fund engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

          EUROPEAN CURRENCY UNIFICATION. Effective January 1, 1999, eleven of the fifteen member countries of the European Union adopted a single European currency, the Euro. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four European Union countries not currently participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

          The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

          Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

          Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

          The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (I.E., exposure to adverse price changes).

          To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

          The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund's securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

          Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to "close out" (I.E., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

          An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

          FCMs or brokers in certain circumstances will have access to an Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. Barclays will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM's or brokers hold or have access. Nevertheless, in the event of a FCM's or broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.

          The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of Barclays to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, Barclays will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

          The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

          Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.


          A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.


          Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

          If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

          A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

          Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

          There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

          See additional risk disclosure above under "Stock Index Futures Contracts and Options on Stock Index Futures Contracts."

WARRANTS

          The Small Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

          The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

          The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

          The Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a "pass-through certificate." Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

          Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

          In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

          Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

          This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

          CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes' share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

          Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate ("LIBOR"). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

          CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

          The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

          The Bond Fund and Equity and Bond Fund (through its investment in the Bond Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

          Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

          The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

          The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

          1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody's), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

          2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

          3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

          Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX A for a description of the ratings used by NRSROs.

          Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

          Further, the Money Market Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

          The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

FOREIGN MONEY MARKET INSTRUMENTS

          Each of the Funds that invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

          ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS


          Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund's custodian.


REPURCHASE AGREEMENTS

          Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager, Barclays or Capital Guardian Trust Company ("Capital Guardian"), the sub-adviser to Small Cap Equity Fund and International Equity Fund, believe present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager, Barclays or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager, Barclays or Capital Guardian may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

          A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

          A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager, Capital Guardian or Barclays to be "illiquid" are subject to the Trust's policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager, Capital Guardian or Barclays will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

          A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager, Barclays or Capital Guardian deem it advisable for investment reasons.

          When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring or missing an opportunity to make an alternative investment.

          A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

          At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

          Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Fund. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

          The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

          For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES--GENERAL TAX INFORMATION.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

          The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager, Capital Guardian or Barclays (under the supervision of the Board of Trustees) deems creditworthy.

DEFENSIVE INVESTMENTS

          Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or Capital Guardian determine that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

          The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

2a. INDUSTRY CONCENTRATION - EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL
    EQUITY FUND, EQUITY AND BOND FUND AND BOND FUND. The Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund and Bond Fund will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b. INDUSTRY CONCENTRATION - MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c. INDUSTRY CONCENTRATION - EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d. INDUSTRY CONCENTRATION - TAX ADVANTAGED BOND FUND. The Tax Advantaged
    Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.  BORROWING. No Fund will borrow money, except that, for temporary purposes,:
    (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8. SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a. INVESTMENTS - TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will
    (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

9b. EQUITY INDEX FUNDS. Each of the Equity Index Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund.

9c. INVESTMENTS - EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

          For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

          The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

    (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

    (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b. ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS - MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Equity and Bond Fund.

6. INVESTMENT COMPANY NAMES: Each of the Equity Fund, the Small Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund's name, and each will notify its shareholders at least 60 days prior to any change in such policy.

          Non-fundamental restriction #5 does not apply to the Equity Index Funds because each Equity Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a Master Portfolio.

OPERATING POLICIES OF THE S&P 500 INDEX MASTER PORTFOLIO AND INTERNATIONAL INDEX MASTER PORTFOLIO AND THE RUSSELL 2000 INDEX MASTER PORTFOLIO

          The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

          These Master Portfolios may not:

               (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

               (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

               (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

               (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

               (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

               (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

               (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

               (8) [S&P 500 Index Master Portfolio only] Purchase securities on margin, but the S&P 500 Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

          The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following non-fundamental operation policies which may be changed by the Board of Trustees of the Master Fund without the approval of the holders of the Master Portfolio's outstanding securities. The Master Portfolios may:

               1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

               2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

               3. lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.


               4. [S&P 500 Index and International Index Master Portfolios only] The S&P 500 Index Master Portfolio and the International Index Master Portfolio may not purchase interests, leases or limited partnerships in oil, gas or other mineral exploration or development programs.

               5. Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
                    "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MORE ABOUT THE EQUITY INDEX FUNDS

MASTER/FEEDER STRUCTURE


          The Equity Index Funds seek to achieve their investment objective by investing all of their assets into Master Portfolios of the Master Fund. The Equity Index Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the Equity Index Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Equity Index Funds nor their respective shareholders will be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

          An Equity Index Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Equity Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to a Master Portfolio.

          The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever an Equity Index Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Equity Index Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Equity Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Equity Index Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

          Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Equity Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Equity Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Equity Index Fund's portfolio in accordance with its objective. In the latter case, the Equity Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Equity Index Fund. The Equity Index Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Equity Index Fund or the Master Portfolio, to the extent possible.

SELECTION OF INVESTMENTS FOR THE MASTER PORTFOLIO

          The manner in which stocks are chosen for each of the Equity Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in a Master Portfolio's portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.

          As briefly discussed in the Prospectus, the S&P 500 Index Master Portfolio generally holds every stock in the S&P 500. However, each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Russell 2000 Index Master Portfolio attempts to hold a representative sample of the securities in its benchmark index, which are selected by Barclays utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the Master Portfolio based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Index Master Portfolio holds securities selected by Barclays utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. Barclays seeks to construct the portfolio of each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index.

          Over time, the portfolio composition of each Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio and the International Index Master Portfolio, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Master Portfolios to incur transaction costs and other expenses. Each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio reserve the right to invest in all of the securities in their benchmark index.

TRACKING ERROR

          Barclays uses the "expected tracking error" of a Master Portfolio as a way to measure the Master Portfolio's performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Master Portfolio will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Master Portfolio increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Master Portfolio, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of a Master Portfolio to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Master Fund will consider what action might be appropriate to reduce the tracking error.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

          The S&P 500 Index Fund and the S&P 500 Index Master Portfolio seek to match the performance of the Standard & Poor's Index of 500 stocks ("S&P 500"). "Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard and Poor's 500" and "500"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Mutual Fund Trust (the "Trust"). Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

          S&P makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, the S&P 500 Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P 500 Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

          The Small Cap Index Fund and the Russell 2000 Index Master Portfolio seek to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of Frank Russell Company. Neither the Small Cap Index Fund nor the Russell 2000 Index Master Portfolio is promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

          Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

          Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE-Registered Trademark- FREE INDEX

          The International Index Fund and the International Index Master Portfolio seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("the EAFE-Registered Trademark- Free Index"). The EAFE-Registered Trademark- Free Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. Neither the International Index Fund nor the International Index Master Portfolio is sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund, the International Index Master Portfolio or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund or International Index Master Portfolio particularly or the ability of the EAFE-Registered Trademark- Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE-Registered Trademark- Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or International Index Master Portfolio or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE-Registered Trademark- Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE EAFE-Registered Trademark- FREE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE-Registered Trademark- FREE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE-Registered Trademark-FREE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI TO THE TRUST OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE-Registered Trademark- FREE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES AND OFFICERS


          The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

          The Board of Trustees established an "Executive Committee" that serves to act on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust, Bylaws and with applicable law. The Board of Trustees designated Edward B. Rust, Jr. and Roger S. Joslin as the members of the Executive Committee.

          It is possible that the interests of the Equity and Bond Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Equity and Bond Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the Manager and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

          The Trustees and officers of the Trust, their ages at December 31, 2001, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Trustees who are not interested persons of the Trust as defined under the 1940 Act, and next for Trustees who are interested persons of the Trust and for officers.

          Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
                                                                                                     Number
                                                                                                       of
                                           Length of                                               Portfolios
 Name, Address, and          Position        Time          Principal Occupation(s) During the       in Fund          Other
        Age                 Held with       Served                    Past 5 Years                  Complex      Directorships
                               Fund        and Term                                                 Overseen        Held by
                                           of Office                                                   by           Trustee
                                                                                                    Trustee
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Thomas M. Mengler,         Trustee       Began         DEAN - University of Illinois College of        20            None
Swanland Building                        service in    Law; TRUSTEE - State Farm Variable
601 E. John Street                       2000 and      Product Trust, State Farm Associates'
Champaign, Illinois                      serves until  Funds Trust.
61820                                    successor is
Age 48                                   elected or
                                         appointed.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------

-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
                                                                                                     Number
                                                                                                       of
                                           Length of                                               Portfolios
 Name, Address, and          Position        Time          Principal Occupation(s) During the       in Fund          Other
        Age                 Held with       Served                    Past 5 Years                  Complex      Directorships
                               Fund        and Term                                                 Overseen        Held by
                                           of Office                                                   by           Trustee
                                                                                                    Trustee
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
James A. Shirk,            Trustee       Began         DIRECTOR and PRESIDENT - Beer                   20             None
103 North Robinson                       service in    Nuts, Inc.(manufacturer of snack foods);
Bloomington, Illinois                    2000 and      TRUSTEE -State Farm Variable Product
61701                                    serves until  Trust, State Farm Associates' Funds
Age 58                                   successor is  Trust.
                                         elected or
                                         appointed.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Victor J. Boschini,        Trustee       Began         PRESIDENT (since 1999) and VICE                 20             None
1000 Gregory St.,                        service in    PRESIDENT (1997-1999) - Illinois
Normal, Illinois 61761                   2000 and      State University; ASSOCIATE
Age 45                                   serves until  PROVOST (1990-1997) - Butler
                                         successor is  University; TRUSTEE - State Farm
                                         elected or    Variable Product Trust, State Farm
                                         appointed.    Associates' Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
David L. Vance,            Trustee       Began         PRESIDENT (since 2000) - Caterpillar            20             None
100 N.E. Adams St.                       service in    University; CHIEF ECONOMIST AND MANAGER
Peoria, Illinois 61629,                  2000 and      of the Business Intelligence Group,
Age 50                                   serves until  (since 1994) - Caterpillar, Inc.;
                                         successor is  TRUSTEE - State Farm Variable
                                         elected or    Product Trust, State Farm Associates'
                                         appointed     Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Donald A. Altorfer,        Trustee       Began         CHAIRMAN (since 1998) - Altorfer,               20             None
4200 Rodger Street                       service in    Inc. (dealer in heavy machinery and
Springfield, Illinois                    2000 and      equipment); PRESIDENT (1981-1998) -
62703                                    serves until  Capitol Machinery Company;
Age 58                                   successor is  TRUSTEE - State Farm Variable
                                         elected or    Product Trust, State Farm Associates'
                                         appointed.    Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------

Information about Officers and Interested Trustees of State Farm Mutual Fund Trust



-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
                                                                                                     Number
                                                                                                       of
                                           Length of                                               Portfolios
 Name, Address, and          Position        Time          Principal Occupation(s) During the       in Fund          Other
        Age                 Held with       Served                    Past 5 Years                  Complex      Directorships
                               Fund        and Term                                                 Overseen        Held by
                                           of Office                                                   by           Trustee
                                                                                                    Trustee
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Edward B. Rust, Jr.*,      Trustee and   Began         CHAIRMAN OF THE BOARD, CHIEF                    20       DIRECTOR
One State Farm Plaza,      President     service in    EXECUTIVE OFFICER, and                                   - McGraw-Hill
Bloomington, Illinois                    2000 and      DIRECTOR - State Farm Mutual                             Corporation
61710,                                   serves until  Automobile Insurance Company;
Age 51                                   successor is  PRESIDENT and DIRECTOR - State
                                         elected or    Farm VP Management Corp., State Farm
                                         appointed.    Investment Management Corp.;
                                                       PRESIDENT and TRUSTEE - State
                                                       Farm Variable Product Trust, State Farm
                                                       Associates' Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------

-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
                                                                                                     Number
                                                                                                       of
                                           Length of                                               Portfolios
 Name, Address, and          Position        Time          Principal Occupation(s) During the       in Fund          Other
        Age                 Held with       Served                    Past 5 Years                  Complex      Directorships
                               Fund        and Term                                                 Overseen        Held by
                                           of Office                                                   by           Trustee
                                                                                                    Trustee
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Roger S. Joslin*,          Trustee,      Began         VICE CHAIRMAN OF THE BOARD                      20      DIRECTOR-
One State Farm Plaza,      Senior Vice   service in    and DIRECTOR (also TREASURER                            Archer Daniels
Bloomington, Illinois      President,    2000 and      and CHIEF FINANCIAL OFFICER                             Midland Company
61710                      and           serves until  before July, 2001) - State Farm Mutual
Age 65                     Treasurer     successor is  Automobile Insurance Company;
                                         elected or    SENIOR VICE PRESIDENT,
                                         appointed.    TREASURER and DIRECTOR - State
                                                       Farm Investment Management Corp.,
                                                       State Farm VP Management Corp.;
                                                       SENIOR VICE PRESIDENT,
                                                       TREASURER and TRUSTEE - State
                                                       Farm Variable Product Trust, State Farm
                                                       Associates' Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Jack W. North,             Senior Vice   Began         EXECUTIVE VICE PRESIDENT -                      N/A            N/A
One State Farm Plaza,      President     service in    FINANCIAL SERVICES (since 2001),
Bloomington, Illinois                    2001 and      SENIOR VICE PRESIDENT (1998-2001),
61710                                    serves until  and REGIONAL VICE PRESIDENT (1994-1998)
Age 54                                   removed.      - State Farm Mutual Automobile Insurance
                                                       Company; SENIOR VICE PRESIDENT and
                                                       DIRECTOR (since 2001) - State Farm
                                                       Investment Management Corp., State
                                                       Farm VP Management Corp.; SENIOR
                                                       VICE PRESIDENT (since 2001) - State Farm
                                                       Variable Product Trust, State Farm
                                                       Associates'Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------

-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
                                                                                                     Number
                                                                                                       of
                                           Length of                                               Portfolios
 Name, Address, and          Position        Time          Principal Occupation(s) During the       in Fund          Other
        Age                 Held with       Served                    Past 5 Years                  Complex      Directorships
                               Fund        and Term                                                 Overseen        Held by
                                           of Office                                                   by           Trustee
                                                                                                    Trustee
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Kurt G. Moser,             Senior Vice   Began         SENIOR VICE PRESIDENT -                         N/A            N/A
One State Farm Plaza,      President     service in    INVESTMENTS (since 1998) and VICE
Bloomington, Illinois                    2000 and      PRESIDENT-INVESTMENTS (1989-
61710                                    serves until  1998) - State Farm Mutual Automobile
Age 57                                   removed.      Insurance Company; SENIOR VICE
                                                       PRESIDENT and DIRECTOR - State
                                                       Farm Investment Management Corp.;
                                                       DIRECTOR - State Farm VP
                                                       Management Corp.; SENIOR VICE
                                                       PRESIDENT - State Farm Variable
                                                       Product Trust, State Farm Associates'
                                                       Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Paul N. Eckley,            Senior Vice   Began         SENIOR VICE PRESIDENT -                         N/A            N/A
One State Farm Plaza,      President     service in    INVESTMENTS (since 1998) and VICE
Bloomington, Illinois                    2000 and      PRESIDENT - COMMON STOCKS
61710                                    serves until  (1995-1998) - State Farm Mutual
Age 47                                   removed.      Automobile Insurance Company;
                                                       SENIOR VICE PRESIDENT - State
                                                       Farm Investment Management Corp.,
                                                       State Farm Variable Product Trust, State
                                                       Farm Associates'Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------

-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
                                                                                                     Number
                                                                                                       of
                                           Length of                                               Portfolios
 Name, Address, and          Position        Time          Principal Occupation(s) During the       in Fund          Other
        Age                 Held with       Served                    Past 5 Years                  Complex      Directorships
                               Fund        and Term                                                 Overseen        Held by
                                           of Office                                                   by           Trustee
                                                                                                    Trustee
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Susan D. Waring,           Vice          Began         SENIOR VICE PRESIDENT and CHIEF                 N/A            N/A
One State Farm Plaza,      President     service in    ADMINISTRATIVE OFFICER (since 2001) -
Bloomington, Illinois                    2000 and      State Farm Life Insurance Company; VICE
61710                                    serves until  PRESIDENT (1997-2001) State Farm Mutual
Age 52                                   removed.      Automobile Insurance Company; SENIOR
                                                       VICE PRESIDENT and DIRECTOR (since 2001)
                                                       - State Farm VP Management Corp.; VICE
                                                       PRESIDENT - State Farm Investment
                                                       Management Corp., State Farm Variable
                                                       Product Trust, State Farm Associates'
                                                       Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Michael L. Tipsord,        Vice          Began         VICE PRESIDENT and TREASURER (since             N/A            N/A
One State Farm Plaza,      President     service in    7/2001), VICE PRESIDENT and ASSISTANT
Bloomington, Illinois      and           2000 and      TREASURER (1/1999 to 7/2001), EXECUTIVE
61710                      Assistant     serves until  ASSISTANT (1/1998 to 1/1999), and
Age 42                     Secretary     removed.      ASSISTANT CONTROLLER (4/1996 to 1/1998)
                           -Treasurer                  - State Farm Mutual Automobile Insurance
                                                       Company; VICE PRESIDENT and ASSISTANT
                                                       SECRETARY-TREASURER (since 6/2001) and
                                                       ASSISTANT SECRETARY-TREASURER (before
                                                       6/2001) - State Farm Investment
                                                       Management Corp., State Farm VP
                                                       Management Corp., State Farm Variable
                                                       Product Trust, State Farm Associates'
                                                       Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------

-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
                                                                                                     Number
                                                                                                       of
                                           Length of                                               Portfolios
 Name, Address, and          Position        Time          Principal Occupation(s) During the       in Fund          Other
        Age                 Held with       Served                    Past 5 Years                  Complex      Directorships
                               Fund        and Term                                                 Overseen        Held by
                                           of Office                                                   by           Trustee
                                                                                                    Trustee
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Donald E. Heltner,         Vice          Began         VICE PRESIDENT - FIXED INCOME                   N/A            N/A
One State Farm Plaza,      President     service in    (since 1998) - State Farm Mutual
Bloomington, Illinois                    2000 and      Automobile Insurance Company; VICE
61710                                    serves until  PRESIDENT (1989-1998) - MEMBERS
Age 54                                   removed.      Capital Advisors (a registered
                                                       investment adviser); VICE PRESIDENT
                                                       - State Farm Variable Product Trust,
                                                       State Farm Associates' Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
John S. Concklin,          Vice          Began         VICE PRESIDENT - COMMON                         N/A            N/A
One State Farm Plaza,      President     service in    STOCKS - State Farm Mutual
Bloomington, Illinois                    2000 and      Automobile Insurance Company; VICE
61710                                    serves until  PRESIDENT - State Farm Variable
Age 55                                   removed.      Product Trust, State Farm Associates'
                                                       Funds Trust.
-------------------------- ------------- ------------ ------------------------------------------ ------------ -----------------
Randall H. Harbert,        Vice          Began         VICE PRESIDENT - MUTUAL                         N/A            N/A
Three State Farm Plaza,    President     service in    FUNDS (since 9/2001),
Bloomington, Illinois                    2001 and      ADMINISTRATIVE ASSISTANT
61791                                    serves until  (6/2001 to 9/2001), AGENCY FIELD
Age 38                                   removed.      EXECUTIVE (6/1999 to 6/2001),
                                                       REGIONAL ADMINISTRATIVE
                                                       ASSISTANT (6/1998 to 6/1999),
                                                       AGENCY FIELD CONSULTANT
                                                       (6/1997 to 6/1998), and AGENT (4/1992
                                                       to 6/1997) - State Farm Mutual
                                                       Automobile Insurance Company; VICE
                                                       PRESIDENT (since 2001) - State Farm
                                                       Investment Management Corp., State
                                                       Farm VP Management Corp., State Farm
                                                       Variable Product Trust, State Farm
                                                       Associates' Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
David R. Grimes,           Vice          Began         ASSISTANT VICE PRESIDENT - State                N/A            N/A
Three State Farm Plaza,    President     service in    Farm Mutual Automobile Insurance
Bloomington, Illinois      and           2000 and      Company; VICE PRESIDENT AND
61791                      Secretary     serves until  SECRETARY - State Farm Investment
Age 59                                   removed       Management Corp., State Farm VP
                                         and           Management Corp.; State Farm Variable
                                         successor is  Product Trust, State Farm Associates'
                                         appointed.    Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------
Duncan Funk,               Assistant     Began         INVESTMENT OFFICER (since 1998)                 N/A            N/A
One State Farm Plaza,      Vice          service in    and INVESTMENT ANALYST (1984-
Bloomington, Illinois      President     2000 and      1998) - State Farm Mutual Automobile
61710                                    serves until  Insurance Company; ASSISTANT
Age 40                                   removed.      VICE PRESIDENT - State Farm
                                                       Variable Product Trust, State Farm
                                                       Associates' Funds Trust.
-------------------------- ------------- ------------- ------------------------------------------ ------------ -----------------

-----------------------------------------
*Messrs. Rust and Joslin are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

          Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Trustees who are not interested persons of any Fund will receive a monthly retainer equal to $1,750.00, and a fee for each board meeting attended at a rate of $750.00 per meeting. These fees are paid to the Trustees on behalf of the Trust and on behalf of ten other mutual funds advised by the Manager. Each fund managed by the Manager shares in the fees for Trustees who are not interested persons pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Trustees who are not interested persons of the Funds will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

          Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons under the 1940 Act of the Trust are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.


                                         AGGREGATE                             TOTAL COMPENSATION
                                         COMPENSATION                          FROM THE TRUST AND OTHER
NAME                                     FROM THE TRUST /(1)/                  STATE FARM MUTUAL FUNDS /(1)//(2)/
----                                     --------------------                  ----------------------------------
Edward B. Rust, Jr.                      None /(3)/                            None /(3)/
Roger S. Joslin                          None /(3)/                            None /(3)/
Thomas M. Mengler                        $2,031                                $23,444
James A. Shirk                           $2,031                                $23,444
Donald Altorfer                          $2,031                                $23,444
Victor Boschini                          $2,031                                $23,444
David L. Vance                           $2,031                                $23,444


/(1)/ For the fiscal year ended December 31, 2001.

/(2)/ The other "State Farm Mutual Funds" are State Farm Variable
      Product Trust and State Farm Associates' Funds Trust.

/(3)/ Non-compensated interested trustee.

         The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2001.

------------------------------------------------------------------------------------------------------------------
Name of Trustee        Dollar Range of   Dollar Range of   Dollar Range of     Dollar Range of   Aggregate
                       Equity            Equity            Equity Securities   Equity            Dollar Range of
                       Securities in     Securities in     in International    Securities in     Equity
                       Equity Fund       Small Cap         Equity Fund         S&P 500 Index     Securities in
                                         Equity Fund                           Fund              Small Cap Index
                                                                                                 Fund
------------------------------------------------------------------------------------------------------------------

Thomas M. Mengler      None              None              None                None                None
------------------------------------------------------------------------------------------------------------------
James A. Shirk         None              None              None                None                None
------------------------------------------------------------------------------------------------------------------
Victor J. Boschini     None              None              None                None                None
------------------------------------------------------------------------------------------------------------------
David L. Vance         None              None              None                None                None
------------------------------------------------------------------------------------------------------------------
Donald A. Altorfer     None              None              None                None                None
------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.    None              None              None                None                None
------------------------------------------------------------------------------------------------------------------
Roger S. Joslin        None              None              None                None                None
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name of Trustee        Dollar Range of    Dollar Range    Dollar Range     Dollar Range     Dollar Range   Aggregate
                       Equity             of Equity       of Equity        of Equity        of Equity      Dollar Range
                       Securities in      Securities in   Securities in    Securities in    Securities     of Equity
                       International      Equity and      Bond Fund        Tax Advantaged   in Money       Securities in
                       Index Fund         Bond Fund                        Bond Fund        Market Fund    all Registered
                                                                                                           Investment
                                                                                                           Companies
                                                                                                           Overseen by
                                                                                                           Trustee in
                                                                                                           Family of
                                                                                                           Investment
                                                                                                           Companies
--------------------------------------------------------------------------------------------------------------------------

Thomas M. Mengler      None               None            None             None             None           None
--------------------------------------------------------------------------------------------------------------------------
James A. Shirk         None               None            None             None             None           Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Victor J. Boschini     None               None            None             None             None           None
--------------------------------------------------------------------------------------------------------------------------
David L. Vance         None               None            None             None             None           None
--------------------------------------------------------------------------------------------------------------------------
Donald A. Altorfer     None               None            None             None             None           None
--------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.    None               None            None             None             None           Over $100,000
--------------------------------------------------------------------------------------------------------------------------
Roger S. Joslin        None               None            None             None             None           Over $100,000
--------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING NON-INTERESTED TRUSTEES OF THE TRUST

          As of December 31, 2001, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the non-interested Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

         During the period January 1, 2000 to December 31, 2001, neither the non-interested Trustees of the Trust nor their immediate family members had any direct or indirect:

         . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

         . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

         . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.


INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER

          The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

          In considering the approval of the continuation of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by the Manager to the Funds. The Manager regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the profitability of the Investment Advisory and Management Services Agreement to the Manager. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

          Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Investment Advisory and Management Services Agreement at a Board meeting held in March 2002.

          The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

          Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

          Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

          The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Small Cap Equity Fund, the International Equity Fund and the Equity Index Funds), is responsible for monitoring the performance of the Equity Index Funds, is responsible for managing the investments of such Funds, and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

          The Investment Advisory and Management Services Agreement requires the Trust to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and Trustees who are not affiliated with the Manager; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

          The Trust pays the Manager compensation in the form of an investment advisory and management services fee. The fee is based upon average daily net assets and is accrued daily and paid to the Manager quarterly at the following annual rates for each of the Funds:

Equity Fund                         0.60% of net assets
Small Cap Equity Fund               0.80% of net assets
International Equity Fund           0.80% of net assets
S&P 500 Index Fund                  0.15% of net assets
Small Cap Index Fund                0.25% of net assets
International Index Fund            0.25% of net assets
Equity and Bond Fund                0.40% of net assets
Bond Fund                           0.10% of net assets
Tax Advantaged Bond Fund            0.10% of net assets
Money Market Fund                   0.10% of net assets

          The Manager has agreed not to be paid an investment advisory fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager, which has agreed to reimburse the Equity and Bond Fund for all other expenses incurred. The Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets.

Equity Fund                         0.70%
Small Cap Equity Fund               0.90%
International Equity Fund           1.00%
S&P 500 Index Fund                  0.30%
Small Cap Index Fund                0.45%
International Index Fund            0.65%
Equity and Bond Fund                None
Bond Fund                           0.20%
Tax Advantaged Bond Fund            0.20%
Money Market Fund                   0.20%

          The reimbursement arrangement set forth above and the reimbursement arrangement for the Equity and Bond Fund are voluntary and may be eliminated by the Manager at any time.

          As described below, the Manager has engaged Capital Guardian as the investment sub-adviser for the Small Cap Equity Fund and International Equity Fund.

          Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

          For calendar year 2001 and for the period from the commencement of each Fund's operation through December 31, 2000, the Funds paid the following advisory fees to the Manager:

----------------------------------------------------------------------------------------------------------------------
                                GROSS FEE PAID              EXPENSE REIMBURSEMENT                  NET FEE
                             2001            2000         2001                  2000         2001            2000
----------------------------------------------------------------------------------------------------------------------
Equity Fund                  $300,149    $47,610/(1)/     $ 33,719      $     0/(3)/       $266,430     $47,610 /(1)/
Small Cap Equity Fund         383,653    $26,589/(2)/       41,355      $ 2,499/(2)/        342,298     $24,090 /(2)/
International Equity Fund     340,576    $25,326/(2)/      107,895      $11,090/(2)/        232,681     $14,236 /(2)/
S&P 500 Index Fund             77,428    $ 2,224/(4)/       55,024      $29,118/(4)/         22,404    ($26,894)/(4)/
Small Cap Index Fund          131,008    $ 3,758/(4)/       69,752      $30,949/(4)/         61,256    ($27,191)/(4)/
International Index Fund      110,051    $ 3,562/(4)/       64,814      $29,971/(4)/         45,237    ($26,409)/(4)/
Equity & Bond Fund               0       $     0/(1)/       62,138      $16,770/(1)/        (62,138)   ($16,770)/(1)/
Bond Fund                      54,952    $ 8,306/(1)/       15,058      $     0/(1)/         39,894     $ 8,306 /(1)/
Tax Advantaged Bond Fund       54,541    $ 8,294/(1)/        7,694      $     0/(1)/         46,847     $ 8,294 /(1)/
Money Market Fund              12,615    $   492/(3)/       31,360      $ 5,542/(3)/        (18,745)   ($ 5,050)/(3)/
----------------------------------------------------------------------------------------------------------------------

/(1)/ Commenced operations on October 31, 2000
/(2)/ Commenced operations on Decmeber 5, 2000
/(3)/ Commenced operations on December 12, 2000
/(4)/ Commenced operations on December 18, 2000

          The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

          The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

          The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

          The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BARCLAYS AND THE MASTER PORTFOLIOS

          Barclays is investment adviser to the Master Portfolios. Barclays is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, Barclays provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, Barclays furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually (i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and
(ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

          Barclays is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:

----------------------------------------------------------------------------------------------
              FUND                                  ANNUAL MANAGEMENT FEE
----------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio           0.05% of average daily net assets
----------------------------------------------------------------------------------------------
Russell 2000 Index Master Portfolio      0.10% of average daily net assets, which includes a
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                         0.02% administrative fee
----------------------------------------------------------------------------------------------
International Index Master Portfolio     0.25% of the average daily net assets up
                                         to $1 billion, which includes a
                                         0.10% administrative fee, and
                                         0.17% of the average daily net
                                         assets thereafter, which
                                         includes a 0.07% administrative fee
----------------------------------------------------------------------------------------------

The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by its interestholders, such as the Equity Index Funds. The administration fee is designed to compensate Barclays for custody costs and administration expenses.

          Barclays has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

BETWEEN THE MANAGER AND CAPITAL GUARDIAN

          Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. Capital Guardian manages the investments of the Small Cap Equity Fund and the International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows the Manager's policy of seeking to obtain the most favorable price and efficient execution available.

          For its services, the Manager pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

--------------------------------------------------------------------------------
                                        ANNUAL MANAGEMENT FEE, BASED ON AVERAGE
             FUND                                 DAILY NET ASSETS
--------------------------------------------------------------------------------

Small Cap Equity Fund             On the first $25 million         -    0.75%
                                  $25 million to $50 million       -    0.60%
                                  $50 million to $100 million      -    0.425%
                                  Over $100 million                -    0.375%
--------------------------------------------------------------------------------
International Equity Fund         On the first $25 million         -    0.75%
                                  $25 million to $50 million       -    0.60%
                                  $50 million to $250 million      -    0.425%
                                  Over $250 million                -    0.375%
--------------------------------------------------------------------------------

     In considering the approval of the continuation of the sub-advisory agreement, the Trust's Board of Trustees considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by Capital Guardian to the Small Cap Equity Fund and the International Equity Fund. Capital Guardian regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees also considered the level of advisory fees charged by Capital Guardian compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

     The continuation of the sub-advisory agreement was approved for each of Small Cap Equity Fund and International Equity Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to such agreements or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on March 15, 2002. The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS

          Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager, Barclays or Capital Guardian acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Manager, Barclays or Capital Guardian for one or more of their clients, when one or more other clients are selling the same security.
Pursuant to procedures adopted by the Board of Trustees, the Manager, Barclays or Capital Guardian may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

          If purchases or sales of securities for a Fund or other client of the Manager, Barclays or Capital Guardian arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager, Barclays or Capital Guardian during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

          On occasions when the Manager, Barclays or Capital Guardian (under the supervision of the Board of Trustees) deem the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager, Barclays or Capital Guardian in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

THE EQUITY FUND, EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET FUND.

          As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. Upon commencement of operations, the Trust will disclose brokerage commissions paid.

          In placing orders for securities transactions, the Manager's policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

          When selecting broker-dealers to execute portfolio transactions, the Manger considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. In addition, the Manager may select broker-dealers to execute portfolio transactions who are affiliated with the Fund or the Manager. However, all such directed brokerage will be subject to the Manager's policy to attempt to obtain the most favorable price and efficient execution possible.

          During the fiscal years ended December 31, 2000 and December 31, 2001, the Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:

                              2000               2001
                              ----               ----

Equity Fund                 $31,275             $11,122
Equity and Bond Fund        $     0             $     0
Bond Fund                   $     0             $     0
Tax Advantaged Bond Fund    $     0             $     0
Money Market Fund           $     0             $     0

EQUITY INDEX FUNDS

          Barclays assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          S&P 500 INDEX MASTER PORTFOLIO. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with Barclays.

          During the fiscal years ended December 31, 2000 and December 31, 2001, the S&P 500 Index Fund, the Small Cap Index Fund, and the International Index Fund paid no brokerage commissions.

SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

          Capital Guardian strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Funds. The Funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

          During the fiscal year ended December 31, 2000, the Small Cap Equity Fund and the International Equity Fund paid brokerage commissions of $48,299 and $91,150, respectively. During the fiscal year ended December 31, 2001, the Small Cap Equity Fund and the International Equity Fund paid brokerage commissions of $34,164 and $34,584, respectively.

PORTFOLIO TURNOVER

          Because of the Equity Fund's, Small Cap Equity Fund's and International Equity Fund's flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The Equity and Bond Fund's portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

          Consistent with the Equity Index Funds' investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

          In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

          Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

          The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

          ALL FUNDS EXCEPT MONEY MARKET FUND

          Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price.

          Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust and the Master Fund.

          Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust or the Master Fund, as the case may be, as in the case of securities having a maturity of more than 60 days.

          Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

          Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

          Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Boards of Trustees of the Trust or the Master Fund, as the case may be. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

          MONEY MARKET FUND

          All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the

Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

       The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

       GENERAL

       Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.


PERFORMANCE INFORMATION

       The Institutional Class of shares commenced investment operations in the Equity Fund and in the Bond Fund on November 1, 2001. As of December 31, 2001, none of the other Funds had begun issuing Institutional Class shares.

       Institutional Class shares invest in the same portfolio of securities as Class A and Class B shares, and the returns of the Institutional Class shares will be substantially similar to the returns of Class A and Class B shares. Due to the limited or non-existent performance of the Institutional Class shares as of December 31, 2001, performance information is provided below for Class A and Class B shares. The annual returns of the three classes of shares will vary only to the extent that the classes are subject to different sales loads and are subject to different levels of expenses.

       Each Fund provides information on its "Average Annual Total Return" in the Trust's annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                        P (1 + T) to the power of n = ERV

       Where:
       P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion). In computing Average Annual Total Returns for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment. In computing Average Annual Total Returns for Class B shares, the applicable maximum deferred sales load is deducted from the ending redeemable value.

       Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions but not after taxes on redemptions. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                     P (1 + T) to the power of n = ATV\\D\\

               Where: P = a hypothetical initial payment of $1000.
               T = average annual total return (after taxes on distributions). n = number of years.

       ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption. In computing Average Annual Total Returns (After Taxes on Distributions) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

       Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution and Redemption)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions and Redemption)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions and redemptions. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows:

                             P(1 + T)/n/ = ATV\\DR\\

       Where:

       P = a hypothetical initial payment of $1,000.

       T = average annual total return (after taxes on distributions and redemption).

       n = number of years.

       ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. In computing Average Annual Total Returns (After Taxes on Distributions and Redemption) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

       The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

       Except for the Money Market Fund, which has its own methods for calculating yields (see below), each Fund may also show its performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2 [ ( a - b + 1) to the power of 6 - 1]
                             -------
                                       cd

       Where:    a = Dividends and interest earned during the period;
                 b = Expenses accrued for the period (net of reimbursements);
                 c = The average daily number of shares outstanding during the period that were entitled to receive dividends; and
                 d = The maximum offering price per share on the last day of the period.

       In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

       Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

       Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

      The tables below reflect the average annual total returns (before and after taxes) for Class A shares for each Fund other than the Money Market Fund for the periods (i) commencement of investment operations in 2000* to December 31, 2001, and (ii) for the 1-year period ending December 31, 2001. The tables also show the average annual returns for Class B shares for the same periods, before taxes:

                                     Class A                 Class B

      Equity Fund                 Since         1 Year   Since         1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes        -18.58%       -17.01%    -18.92%     -17.44%

      Return After Taxes on
      Distributions              -18.62%       -17.01%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                -14.83%       -10.36%        --          --

                                         Class A                Class B

     Small Cap Equity Fund        Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes         -6.66%        -5.06%     -6.93%      -5.38%

      Return After Taxes on
      Distributions               -6.72%        -5.10%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                 -5.35%        -3.08%        --          --

                                           Class A                Class B

      International Equity Fund   Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes        -23.13%       -21.79%    -23.43%     -22.07%

      Return After Taxes on
      Distributions              -23.16%       -21.80%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                -18.48%       -13.27%        --          --

                                           Class A                Class B

     S&P 500 Index Fund           Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes        -15.04%       -15.38%    -15.31%     -15.64%

      Return After Taxes on
      Distributions              -15.22%       -15.55%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                -12.11%        -9.36%        --          --

                                           Class A                Class B

      Small Cap Index Fund        Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes          2.57%        -1.60%      2.34%      -1.97%

      Return After Taxes on
      Distributions                1.79%        -2.35%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                  1.68%        -0.97%        --          --


                                               Class A            Class B

      International Index Fund    Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes        -22.68%       -24.50%    -22.92%     -24.76%

      Return After Taxes on
      Distributions              -22.78%       -24.59%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                -18.17%       -14.91%        --          --

                                           Class A                Class B

      Equity and Bond Fund        Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes         -8.70%        -8.48%     -8.88%      -8.72%

      Return After Taxes on
      Distributions               -9.67%        -9.43%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                 -7.41%        -5.16%        --          --

                                        Class A                  Class B

     Bond Fund                    Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes          6.72%         4.17%      6.23%       4.00%

      Return After Taxes on
      Distributions                4.17%         1.68%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                  4.11%         2.50%        --          --

                                           Class A                Class B

      Tax Advantaged Bond Fund    Since         1 Year    Since        1 Year
                                  Inception*              Inception*
--------------------------------------------------------------------------------

      Return Before Taxes          3.82%         0.64%      3.66%       0.35%

      Return After Taxes on
      Distributions                3.82%         0.64%        --          --

      Return After Taxes on
      Distributions & Sale of
      Fund Shares                  3.97%         2.06%        --          --

         For the period ending December 31, 2001, the following Funds had the following 30-day yields:

                            Institutional
                                Class             Class A         Class B
-------------------------------------------------------------------------------
Equity and Bond Fund               --              2.51%           2.09%
-------------------------------------------------------------------------------
Bond Fund                        5.61%             5.00%           4.80%
-------------------------------------------------------------------------------
Tax Advantaged Bond Fund           --              4.50%           4.26%
-------------------------------------------------------------------------------



                                         *DATE INVESTMENT OPERATIONS COMMENCED
------------------------------------------------------------------------------------------------------------------
DATE            10/31/2000                 12/05/2000             12/12/2000          12/18/2000
------------------------------------------------------------------------------------------------------------------
             Equity Fund                Small Cap Equity Fund       Money Market Fund     S&P 500 Index Fund
             Equity and Bond Fund       International Equity Fund                         Small Cap Index Fund
             Bond Fund                                                                    International Index Fund
             Tax Advantaged Bond Fund


          The Trust makes available various yield quotations with respect to shares of each class of the Money Market Fund. Each of these amounts is calculated based on the seven-day period ending on a particular day. Current yield for a class of shares in the Money Market Fund is computed by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share purchase plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. The Trust also calculates effective yields for each class of the Money Market Fund. Effective yield is calculated in a similar fashion to current yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) to the power of 365/7] - 1

          Current and effective yield for the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields.

        The yields of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 2001, are listed below:

                    Class A        Class B

Current yield       1.44%          1.20%
Effective yield     1.45%          1.21%

          Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

          From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return;
(i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

          The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views as to markets of the Manager,

Barclays or Capital Guardian, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

          From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

          Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

PURCHASE AND REDEMPTION OF FUND SHARES

          Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information - How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information - How to Redeem Fund Shares."

          Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund.

          SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

          Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

          SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

          The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

          SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90 day period for any one account.

          SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

DISTRIBUTION EXPENSES

          Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp. which receives sales charges and distribution plan fees from Class A and Class B shares of each Fund under the Distribution Agreement.

          Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

          Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.

          During the fiscal year ended December 31, 2000, Management Corp., as principal underwriter to the Trust, received the following payments and commissions from the Trust for distributing Class A and Class B shares:

------------------------------------------------------------------------------------------------------
    (1)                     (2)                (3)                    (4)                    (5)
                            NET            COMPENSATION
  NAME OF               UNDERWRITING      ON REDEMPTIONS
 PRINCIPAL             DISCOUNTS AND           AND                  BROKERAGE               OTHER
UNDERWRITER             COMMISSIONS        REPURCHASES             COMMISSIONS           COMPENSATION
------------------------------------------------------------------------------------------------------
State Farm VP
 Management Corp.      $672,971             $9,804                  $0                    $0

OTHER SERVICE PROVIDERS

CUSTODIANS

          JPMorgan Chase Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("JPMorgan Chase"), acts as custodian of the assets of each Fund, except the Equity Index Funds and the International Equity Fund. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the Equity Index Funds and the International Equity Fund.

          JPMorgan Chase and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund other than the International Equity Fund and the International Index Fund. IBT performs fund accounting services for these Funds.

TRANSFER AGENT

          The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements; (2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

          IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT AUDITORS

          The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

TAXES

GENERAL TAX INFORMATION

          The Trust intends for each Fund to qualify as a regulated investment company under the Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Funds intend to do), then under the provisions of Subchapter M, that Fund should have little or no income taxable to it under the Code.

          Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities of foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities and other securities, such that no more than 5% of the value of the Fund consists of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

          In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

          Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

          If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

          Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. For the International Equity Fund and International Index Fund, if more than 50% of the Fund's assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not receive a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. The Funds, other than the International Equity Fund and the International Index Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their tax returns.

          For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

          Investment in debt obligations that are at risk or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

          Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

          Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

          Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

          At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or

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income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

          Upon a redemption of shares of a Fund (including by exercise of the exchange privilege), a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon that shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends of capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

          For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

          The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules

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applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

          Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund. The Funds do not generally accept investments by non-U.S. investors.

          TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

          The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.

          Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable.

          Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered

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used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

          In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

          If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

          STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CODES OF ETHICS

          The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. Barclays and Capital Guardian have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted Barclays and Capital Guardian's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and Barclays' and Capital Guardian's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

SHARES

          The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a

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

designated series representing beneficial interests in one of the Trust's Funds. There are currently ten series of shares.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

          As of April 1, 2002, Auto Company, One State Farm Plaza, Bloomington, Illinois 61710, owned the following percentage of Fund shares. Such shares are held for investment purposes:

                                   Institutional Class
                                   -------------------
Equity Fund                                   -
Small Cap Equity Fund                     51.87%
International Equity Fund                 51.33%
S&P 500 Index Fund                          100%
Small Cap Index Fund                        100%
International Index Fund                    100%
Equity and Bond Fund                        100%
Bond Fund                                     -
Tax Advantaged Bond Fund                    100%
Money Market Fund                           100%

          As the owner of these shares, Auto Company controls certain of the Funds. As the controlling shareholder of certain of the Funds, Auto Company can elect trustees or take any other shareholder action permitted by the Trust's Declaration of Trust and Bylaws.


          The amount of each Fund's equity securities owned by trustees and officers of the Trust as a group is less than 1%.

          The Master Portfolios are series of the Master Fund, an open-end series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of twelve series, including the Master Portfolios.

VOTING RIGHTS

          Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

          Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

          In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

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FINANCIAL STATEMENTS

          The audited financial statements for the Trust for the fiscal year ended December 31, 2001, are incorporated herein by reference from the Trust's annual report to shareholders.


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                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS

          A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

          The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

          Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

          Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

          A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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

          Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

          Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

          C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

          MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

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

COMMERCIAL PAPER:

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                             Prime-1 Highest Quality
                             Prime 2 Higher Quality
                             Prime-3 High Quality

          If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

          AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

          AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

          A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

          BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C--The rating C is reserved for income bonds on which no interest is being paid.

          In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

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

          Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

          SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

          SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

          Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

          - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

          - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

          A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

          A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                                      4